CENTURY II FREEDOM VARIABLE ANNUITY PROSPECTUS
INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT OF
KANSAS CITY LIFE INSURANCE COMPANY
Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670
This Prospectus describes an individual flexible premium deferred variable annuity contract ("Contract") offered by Kansas City Life Insurance Company ("Kansas City Life").  We have provided a definitions section at the beginning of this Prospectus for your reference as you read.
The Contract is designed to meet investors' long-term investment needs.  The Contract also provides you the opportunity to allocate your premiums to one or more divisions ("Subaccounts") of the Kansas City Life Variable Annuity Separate Account ("Variable Account") or the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio ("Portfolio") of a designated mutual fund ("Fund") as follows:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares
Invesco V.I. Core Equity Fund – Series I Shares
Invesco V.I. Technology Fund – Series I Shares
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I
VP Income & Growth Fund – Class I
VP International Fund – Class I
VP Mid Cap Value Fund – Class I
VP Ultra® Fund – Class I
VP Value Fund – Class I
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares
Capital Income Builder® – Class 2 Shares
Global Bond Fund – Class 2 Shares
Global Growth Fund – Class 2 Shares
Growth-Income Fund – Class 2 Shares
New World Fund® – Class 2 Shares
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares
Managed Risk Growth Fund – Class P2 Shares
Managed Risk Growth-Income Fund – Class P2 Shares
Managed Risk International Fund – Class P2 Shares
Calamos® Advisors Trust
Calamos Growth and Income Portfolio
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares
Opportunistic Small Cap Portfolio – Initial Shares
Dreyfus Stock Index Fund, Inc. – Initial Shares
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial Shares (formerly The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares)
Federated Insurance Series
Federated Managed Tail Risk Fund II – P
Federated High Income Bond Fund II – P
Federated Government Money Fund II – S
Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio – Service Class 2
VIP Freedom Income Portfolio – Service Class 2
VIP Freedom 2010 Portfolio – Service Class 2
VIP Freedom 2015 Portfolio – Service Class 2

VIP Freedom 2020 Portfolio – Service Class 2
VIP Freedom 2025 Portfolio – Service Class 2
VIP Freedom 2030 Portfolio – Service Class 2
VIP Freedom 2035 Portfolio – Service Class 2
VIP Freedom 2040 Portfolio – Service Class 2
VIP Freedom 2045 Portfolio – Service Class 2
VIP Freedom 2050 Portfolio – Service Class 2
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2
Franklin Small-Mid Cap Growth VIP Fund – Class 2
Templeton Developing Markets VIP Fund – Class 2
Templeton Foreign VIP Fund – Class 2
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares
MFS® Research Series – Initial Class Shares
MFS® Total Return Bond Series – Initial Class Shares
MFS® Total Return Series – Initial Class Shares
MFS® Utilities Series – Initial Class Shares
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares

The accompanying prospectuses for the Funds describe these Portfolios.  The value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  Another choice available for allocation of premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life's general account.  It pays interest at declared rates guaranteed to equal or exceed the guaranteed interest rate.  The minimum guaranteed interest rate is 1% for the Fixed Account.  (See "GUARANTEED AND CURRENT INTEREST RATES")
This Prospectus provides basic information about the Contract and the Variable Account that you should know before investing.  The Statement of Additional Information, dated the same as this Prospectus, contains more information about the Contract and the Variable Account and is incorporated by reference.  We show the Table of Contents for the Statement of Additional Information at the end of this Prospectus.  You may obtain a copy of the Statement of Additional Information free of charge by writing or calling us at the address or telephone number shown above.
The Securities and Exchange Commission maintains a website that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.  The address of the site is http://www.sec.gov.
If you already have a variable annuity contract, you should consider whether purchasing another contract, as a replacement for an existing contract is advisable.
This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.
The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks including the loss of premium payments (principal).
The date of this Prospectus is May 1, 2017.

PROSPECTUS CONTENTS
DEFINITIONS	1
HIGHLIGHTS	3
THE CONTRACT	3
CHARGES AND DEDUCTIONS	4
ANNUITY PROVISIONS	5
FEDERAL TAX STATUS	5
FEE TABLE	6
OWNER TRANSACTION EXPENSES	6
PERIODIC CHARGES OTHER THAN PORTFOLIO EXPENSES	6
RANGE OF PORTFOLIO OPERATING EXPENSES	7
ANNUAL PORTFOLIO OPERATING EXPENSES	7
EXAMPLE OF CHARGES	14
CONDENSED FINANCIAL INFORMATION	15
KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE FUNDS	15
KANSAS CITY LIFE INSURANCE COMPANY	15
KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT	15
THE FUNDS	16
RESOLVING MATERIAL CONFLICTS	22
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS	22
VOTING RIGHTS	22
DESCRIPTION OF THE CONTRACT	23
PURCHASING A CONTRACT	23
REPLACEMENT OF CONTRACTS	23
FREE-LOOK PERIOD	23
ALLOCATION OF PREMIUMS	24
DETERMINATION OF CONTRACT VALUE	24
VARIABLE ACCOUNT VALUE	24
TRANSFER PRIVILEGE	26
DOLLAR COST AVERAGING PLAN	27
PORTFOLIO REBALANCING PLAN	28
PARTIAL AND FULL CASH SURRENDERS	28
CONTRACT TERMINATION	29
CONTRACT LOANS	30
DEATH BENEFIT BEFORE MATURITY DATE	31
PROCEEDS ON MATURITY DATE	32
PAYMENTS	32
UNCLAIMED PROPERTY LAWS	33
MODIFICATIONS	33
REPORTS TO CONTRACT OWNER	34
TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS	34
OPTIONAL RIDER	34
FIVE PLUSSM GUARANTEED MINIMUM WITHDRAWAL BENEFIT	34
THE FIXED ACCOUNT	45
GUARANTEED AND CURRENT INTEREST RATES	46
CALCULATION OF FIXED ACCOUNT VALUE	46
TRANSFERS FROM FIXED ACCOUNT	47
DELAY OF PAYMENT	47
CHARGES AND DEDUCTIONS	47
SURRENDER CHARGE	47
TRANSFER PROCESSING FEE	47
ADMINISTRATIVE CHARGES	47
MORTALITY AND EXPENSE RISK CHARGE	47
GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE	48

PREMIUM TAXES	48
REDUCED CHARGES FOR ELIGIBLE GROUPS	48
OTHER TAXES	48
LOAN INTEREST CHARGE	48
INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS	48
PAYMENT OPTIONS	49
ELECTION OF OPTIONS	49
DESCRIPTION OF OPTIONS	49
YIELDS AND TOTAL RETURNS	50
YIELDS	50
TOTAL RETURNS	50
FEDERAL TAX STATUS	51
INTRODUCTION	51
TAXATION OF NON-QUALIFIED CONTRACTS	51
TAXATION OF QUALIFIED CONTRACTS	52
FEDERAL ESTATE TAXES, GIFT AND GENERATION-SKIPPING TRANSFER TAXES	54
ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS	54
ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO	54
POSSIBLE TAX LAW CHANGES	54
FOREIGN TAX CREDITS	54
SALE OF THE CONTRACTS	54
LEGAL PROCEEDINGS	55
BUSINESS DISRUPTION AND CYBER SECURITY RISKS	55
COMPANY HOLIDAYS	56
CHANGE OF ADDRESS NOTIFICATION	56
FINANCIAL STATEMENTS	56
APPENDIX A - CONDENSED FINANCIAL INFORMATION	57
APPENDIX B - GMWB RIDER EXAMPLES	75
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	84

DEFINITIONS

Many terms used within this Prospectus are described within the text where they appear.  The descriptions of those terms are not repeated in this section.

Annuitant	The person on whose life the Contract's annuity benefit is based.

Beneficiary	The person you designate to receive any Proceeds payable under the Contract at your death or the death of the Annuitant.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Cash Surrender Value	This equals the Contract Value at the time of surrender less any applicable loan balance and premium taxes payable. There are no surrender charges associated with this Contract.

Contract Date	The date from which Contract months, Contract Years, and Contract Anniversaries are measured.

Contract Value	The sum of the Variable Account Value and the Fixed Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Fixed Account	An account that is one option we offer for allocation of your premiums. It is part of our general account and is not part of, or dependent on, the investment performance of the Variable Account.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Guaranteed Minimum Death Benefit	This Contract provides for a Guaranteed Minimum Death Benefit. This benefit is paid at the death of the Annuitant.

Home Office
When the term "Home Office" is used in this Prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri  64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Issue Age	The Annuitant's age on his/her last birthday as of the Contract Date.

Life Payment Option	A payment option based upon the life of the Annuitant.

Maturity Date
The date when the Contract terminates and we either pay the Proceeds under a payment option or pay you the Cash Surrender Value in a lump sum.  The latest Maturity Date is the later of the Contract Anniversary following the Annuitant's 85th birthday and the tenth Contract Anniversary.  Certain states and Qualified Contracts may place additional restrictions on the maximum Maturity Date.

Monthly Anniversary Day	The same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Non-Life Payment Option	A payment option that is not based upon the life of the Annuitant.

Non-Qualified Contract	A Contract that is not a Qualified Contract.

Owner	The person entitled to exercise all rights and privileges provided in the Contract. The terms "you" and "your" refer to the Owner.

Premium Year	Refers to the 12-month period following the date a particular premium is credited to your Contract.

Proceeds	The total amount we are obligated to pay under the terms of the Contract.

Qualified Contract	A Contract issued in connection with plans that qualify for special federal income tax treatment under sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

Redetermination Dates
The first Contract Anniversary and each subsequent Contract Anniversary, upon which the guaranteed interest rate for the Fixed Account will be redetermined.  Redetermination Dates only apply to Contracts issued on or after May 31, 2011, if approved in your state.

Subaccount	The divisions of the Variable Account. The assets of each Subaccount are invested in a Portfolio of a designated Fund.

Valuation Day
Each day the New York Stock Exchange is open for business.  Currently, the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday.  Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day. Currently, the close of normal trading is 3:00 p.m. Central Time.  The term "Valuation Period" is used in this Prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount values of a Contract.

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.  Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail, and Internet.

HIGHLIGHTS
THE CONTRACT
Who Should Invest.  The Contract is designed for investors seeking long‑term tax‑deferred accumulation of funds. The goal for this accumulation is generally retirement, but may be for other long‑term investment purposes.  We offer the Contract as both a Qualified Contract and a Non‑Qualified Contract.  (See "FEDERAL TAX STATUS")
The tax advantages provided by a variable annuity are already available with tax-qualified plans, including IRAs and Roth IRAs.  You should purchase the Contract within a tax-qualified plan only for reasons other than tax deferral.
The Contract.  The Contract is an individual flexible premium deferred variable annuity.  In order to purchase a Contract, you must complete an application and submit it to us through a licensed Kansas City Life representative, who is also a registered representative of Sunset Financial Services, Inc. ("Sunset Financial").  You must pay the minimum initial premium.  The maximum Issue Age is 85.  (See "PURCHASING A CONTRACT")
We offer other variable annuity contracts that have a different death benefit and different contract features.  However, these contracts also have different charges that would affect your Subaccount performance and Contract Value.  To obtain more information about the other contracts, contact our Home Office or your registered representative.
Free‑Look Period.  You have the right to cancel your Contract and receive a refund if you return the Contract within 10 days after receiving it.  The amount returned to you will vary depending on your state.  (See "FREE-LOOK PERIOD")
Premiums.  The minimum amount that we will accept as an initial premium is $25,000.  You may pay additional premiums at any time during the Annuitant's lifetime and before the Maturity Date.  The minimum premium allowed after the initial premium is $50.  We reserve the right to waive the $25,000 minimum premium requirement for certain corporate markets contracts.  (See "PURCHASING A CONTRACT")
Premium Allocation.  You direct the allocation of premium payments among the Subaccounts of the Variable Account and/or the Fixed Account.  In the Contract application, you specify the percentage of the premium, in whole numbers, you want allocated to each Subaccount and/or to the Fixed Account.  We will invest the assets of each Subaccount in a corresponding Portfolio of a designated Fund.  The Contract Value, except for amounts in the Fixed Account, will vary according to the investment performance of the Subaccounts.  We will credit interest to amounts in the Fixed Account at a guaranteed minimum rate.  We may declare a higher current interest rate. The aggregate amount you allocate to the Fixed Account may not exceed 15% of the Contract Value.
The sum of your allocations must equal 100%.  We have the right to limit the number of Subaccounts to which you may allocate premiums (not applicable to Texas Contracts).  We will never limit the number to less than 15.  You can change the allocation percentages at any time by sending Written Notice.  You can make changes in your allocation by telephone, facsimile and electronic mail if you have provided proper authorization.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS")  The change will apply to the premium payments received with or after receipt of your notice.
We will allocate the initial premium to the Federated Government Money Fund II Subaccount for a 15‑day period in states that:
•	require premium payments to be refunded under the free‑look provision; or
•	require the greater of premium payments or Contract Value to be refunded under the free‑look provision.
At the end of that period, we will allocate the amount in the Federated Government Money Fund II Subaccount to the Subaccounts and Fixed Account according to your allocation instructions.  (See "ALLOCATION OF PREMIUMS")
Transfers.  After the free-look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account.  Certain restrictions apply.  (See "TRANSFER PRIVILEGE")
We have policies and procedures that attempt to detect frequent, large, programmed or short‑term transfers among Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.
Full and Partial Surrender.  You may surrender all or part of the Cash Surrender Value (subject to certain limitations) any time before the earlier of:
•	the date that the Annuitant dies; or
•	the Maturity Date.
Certain partial surrenders, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract.  You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees.  The impact of partial surrenders on your benefits and guarantees is discussed in the corresponding sections of the Prospectus describing such benefits and guarantees.
Five PlusSM Guaranteed Minimum Withdrawal Benefit.  If you are concerned that poor investment performance or market volatility may adversely impact the amount of money you may withdraw from the Contract, we offer, for a fee, a guaranteed minimum withdrawal benefit.  Under the rider, we provide alternative guarantees depending on the amount you withdraw and the age of the covered person.  If you satisfy the conditions of the rider, which, in part, limit both the amount you may withdraw during a Contract Year and the investment options to which you may allocate Contract Value, the rider guarantees the return of all the amounts you have invested in the Contract and may also guarantee annual payments for the rest of the covered person's life, no matter how long the covered person lives.
The American Funds Insurance Series® Managed Risk Funds and TOPS® Managed Risk ETF Portfolios, which are eligible investment options under the GMWB rider, employ risk and volatility mitigation strategies, which could reduce your investment return.
Death Benefit.  If the Annuitant dies before the Maturity Date while the Contract is in force, the Beneficiary will receive a death benefit.  For Annuitants with an attained age of 80 or below, the death benefit is equal to the greatest of:
•	premiums paid, proportionately adjusted for any surrenders less any loan balance;
•	the Contract Value less any loan balance on the date we receive due proof of Annuitant's death (including any documents we require to process and make the payment); and
•	the highest Contract Value as of every fifth year Contract Anniversary during any point the Contract has been in effect on or before the Annuitant's death. Any loan balance will be deducted from such Contract Value and the Contract Value will also be proportionately adjusted for partial surrenders plus any additional premiums paid.
The Guaranteed Minimum Death Benefit at ages above 80 will equal the greater of the Contract Value on the date on which we receive due proof of death (including any documents we require to process and make the payment) or the Guaranteed Minimum Death Benefit as of the Contract Anniversary on which the Annuitant attains age 80 (or premiums paid if the Contract was issued at an age above 80) proportionately adjusted for partial surrenders less any loan balance plus any additional premiums paid.
If you die before the Maturity Date, the Contract Value (or, if the Owner is also the Annuitant, the death benefit) must generally be distributed to the Beneficiary within five years after the date of the Owner's death.  (See "DEATH BENEFIT BEFORE MATURITY DATE")
The Guaranteed Minimum Death Benefit is paid to the Beneficiary at the death of the Annuitant.  If the Owner, who is not the same as the Annuitant, predeceases the Annuitant, the Cash Surrender Value of the Contract will be paid to the Beneficiary.
Death benefit Proceeds are taxable and generally are included in the income of the recipient as follows:
•	If received under a payment option, they are taxed in the same manner as annuity payments.
•	If distributed in a lump sum, they are taxed in the same manner as a full surrender.
CHARGES AND DEDUCTIONS
The following charges and deductions apply to the Contract:
Transfer Processing Fee.  The first six transfers of amounts in the Subaccounts and the Fixed Account each Contract Year are free. We assess a $25 transfer processing fee for each additional transfer during a Contract Year.  (See "TRANSFER PROCESSING FEE")

Asset-Based Administration Charge.  We deduct a daily asset-based administration charge for expenses we incur in administration of the Contract.  Prior to the Maturity Date, we deduct the charge from the assets of the Variable Account at an annual rate of 0.25%.
Mortality and Expense Risk Charge.  We deduct a daily mortality and expense risk charge to compensate us for assuming certain mortality and expense risks.  Prior to the Maturity Date, we deduct this charge from the assets of the Variable Account at an annual rate of 1.40%.  (See "MORTALITY AND EXPENSE RISK CHARGE")
Five PlusSM Guaranteed Minimum Withdrawal Benefit.  The monthly charge for the benefit is guaranteed not to exceed 0.10% multiplied by the Guaranteed Withdrawal Balance.  The current monthly charge for FIVE PlusSM Guaranteed Minimum Withdrawal Benefit Riders elected on and after January 1, 2009 and for Guaranteed Minimum Withdrawal Benefit Riders elected before January 1, 2009 that have stepped-up since January 1, 2009 is 0.079% multiplied by the Guaranteed Withdrawal Balance.
Premium Taxes.  If state or other premium taxes are applicable to a Contract, we will deduct them either upon surrender or when we apply the Proceeds to a payment option.
Investment Advisory Fees and Other Expenses of the Funds.  The Funds deduct investment advisory fees on a daily basis and incur other expenses.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  Expenses of the Funds are not fixed or specified in the Contract and actual expenses may vary.  See the prospectuses for the Funds for specific information about these fees.
For information concerning compensation paid for the sale of Contracts, see "SALE OF THE CONTRACTS."
ANNUITY PROVISIONS
Maturity Date.  On the Maturity Date, we will apply the Proceeds to the payment option you choose.  If you choose a Life Payment Option, the amount of Proceeds will be the full Contract Value.  If you elect a payment option other than a Life Payment Option or if you elect to receive a lump sum payment, we will apply the Cash Surrender Value.  (See "PAYMENT OPTIONS")
Payment Options.  The payment options are:
•	Interest Payments (Non-Life Payment Option)
•	Installments of a Specified Amount (Non-Life Payment Option)
•	Installments for a Specified Period (Non-Life Payment Option)
•	Life Income (Life Payment Option)
•	Joint and Survivor Income (Life Payment Option)
Payments under these options do not vary based on Variable Account performance.  (See "PAYMENT OPTIONS")
FEDERAL TAX STATUS
Under existing tax law there generally should be no federal income tax on increases in the Contract Value until a distribution under the Contract occurs.  A distribution includes an actual distribution of funds such as a surrender or annuity payment.  However, a distribution also includes a pledge or assignment of a contract.  Generally, all or part of any distribution is taxable as ordinary income.  In addition, a penalty tax may apply to certain distributions made prior to the Owner reaching age 59½.  Special tax rules apply to Qualified Contracts, and distributions from certain Qualified Contracts may be subject to restrictions.  Governing federal tax statutes may be amended, revoked, or replaced by new legislation.  Changes in interpretation of these statutes may also occur.  We encourage you to consult your own tax adviser before making a purchase of the Contract.  (See "FEDERAL TAX STATUS")

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying and owning the Contract.  The first table describes the fees and charges that you will pay at the time that you buy the Contract, or transfer amounts between the Subaccounts and/or the Fixed Account.  State premium taxes, which currently range from 0% to 3.5% of premium based on the state in which the contract is sold, may also be deducted.

OWNER TRANSACTION EXPENSES
Sales Load on Premium Payments	None
Maximum Surrender Charge	None
Transfer Processing Fee	After the first 6 transfers in a Contract Year, we will charge $25 for each additional transfer during that Contract Year. There is no fee for the first 6 transfers during a Contract Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.
PERIODIC CHARGES OTHER THAN PORTFOLIO EXPENSES
Annual Administration Fee	None
Loan Interest Charge	5.00%[1]
Variable Account Annual Expenses (as a % of average annual Variable Account Value during the accumulation period)
Mortality and Expense Risk Charge Asset-Based Administration Charge Total Variable Account Annual Expenses	1.40% 0.25% 1.65%
Optional Rider Charges
FIVE PlusSM Guaranteed Minimum Withdrawal Benefit	1.20% multiplied by Guaranteed Withdrawal Balance[2] (0.10% monthly)

1 The maximum guaranteed net cost of loans (available under section 403(b) TSA Qualified Contracts) is 5% annually.  The net cost of a loan is the difference between the loan interest charged (8%) and the amount credited to the loan account (3%).
2 The current annual charge for the FIVE PlusSM Guaranteed Minimum Withdrawal Benefit is 0.95% multiplied by the Guaranteed Withdrawal Balance (assessed monthly; the monthly rate is 0.079%).  However, if you elected the FIVE PlusSM Guaranteed Minimum Withdrawal Benefit before January 1, 2009 and your GWB has not stepped-up since January 1, 2009, your current annual charge is 0.60% multiplied by the Guaranteed Withdrawal Balance (assessed monthly; the monthly rate is 0.05%).

The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2016.  Expenses of the Portfolios may be higher or lower in the future.  More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.
RANGE OF PORTFOLIO OPERATING EXPENSES3
	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.27%	1.72%[4]

3 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2016.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.
4 The table showing the range of expenses of the Portfolios takes into account the expenses of several fund asset allocation portfolios that are "fund of funds."  A "fund of funds" portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios (each such portfolio an "acquired fund.")  Each "fund of funds" has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Kansas City Life took into account the information received from the Fund on the combined actual expenses for each of the "fund of funds" and the portfolios in which it invests.  See the Fund prospectuses for more information.

The following tables show the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2016.

ANNUAL PORTFOLIO OPERATING EXPENSES5
(expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

5 These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value.  The investment adviser of each Fund or the Fund provided the information, and Kansas City Life has not independently verified it.  The expenses shown are those incurred for the year ended December 31, 2016.  Current or future expenses may be greater or less than those shown.  See the Portfolios' prospectuses for more complete information.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares	0.68%	NA	0.21%[6]	NA	0.89%	NA	NA
Invesco V.I. Core Equity Fund – Series I Shares	0.61%	NA	0.20%[6]	0.02%	0.83%	0.01%[7]	0.82%
Invesco V.I. Technology Fund – Series I Shares	0.75%	NA	0.30%[6]	NA	1.05%	NA	NA

6 "Other Expenses" have been restated to reflect current fees.
7 Invesco has contractually agreed to waive a portion of the Fund's management fee in an amount equal to the net management fee that Invesco earns on the Fund's investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses.  Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018.  During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I	1.00%	NA	0.00%	NA	1.00%	0.01%[8]	0.99%
VP Income & Growth Fund – Class I	0.70%	NA	0.00%	NA	0.70%	NA	NA
VP International Fund – Class I	1.35%	NA	0.02%	NA	1.37%	0.21%[8]	1.16%
VP Mid Cap Value Fund – Class I	1.00%	NA	0.00%	0.01%	1.01%	0.14%[8]	0.87%
VP Ultra® Fund – Class I	1.00%	NA	0.01%	NA	1.01%	0.16%[8]	0.85%
VP Value Fund – Class I	0.97%	NA	0.01%	NA	0.98%	0.15%[8]	0.83%
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II	0.46%	0.25%	0.02%	NA	0.73%	NA	NA

8 On August 1, 2016, the advisor agreed to waive percentage points indicated of the funds' management fees, and prospectuses were supplemented.  At that time, the advisor expected these waivers to continue until July 31, 2017. In January 2017, the advisor agreed to extend the waivers until April 30, 2018 and cannot terminate them prior to such date without the approval of the Board of Directors.  The May 1, 2017 prospectuses will reference the new date.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares	0.27%	0.25%	0.02%	NA	0.54%	NA	NA
Capital Income Builder® – Class 2 Shares	0.50%	0.25%[9]	0.05%[9]	NA	0.80%	NA	NA
Global Bond Fund – Class 2 Shares	0.53%	0.25%	0.04%	NA	0.82%	NA	NA
Global Growth Fund – Class 2 Shares	0.53%	0.25%	0.03%	NA	0.81%	NA	NA
Growth-Income Fund – Class 2 Shares	0.27%	0.25%	0.02%	NA	0.54%	NA	NA
New World Fund® – Class 2 Shares	0.72%	0.25%	0.06%	NA	1.03%	NA	NA
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares	0.15%	0.25%	0.28%	0.27%	0.95%	0.05%[10]	0.90%
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares	0.15%	0.25%	0.39%	0.38%	1.17%	0.16%[10]	1.01%
Managed Risk Growth Fund – Class P2 Shares	0.15%	0.25%	0.39%	0.33%	1.12%	0.16%[10]	0.96%
Managed Risk Growth-Income Fund – Class P2 Shares	0.15%	0.25%	0.39%	0.29%	1.08%	0.16%[10]	0.92%
Managed Risk International Fund – Class P2 Shares – Class P2 Shares	0.15%	0.25%	0.39%	0.51%	1.30%	0.16%[10]	1.14%

9 Based on estimated amounts for the current fiscal year.
10 The investment adviser is currently waiving a portion of its management fees equal to .05% of the fund's net assets.  In addition, the investment adviser is currently reimbursing a portion of other expenses.  This waiver and reimbursement will be in effect through at least May 1, 2018, unless modified or terminated by the fund's board.  The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.  The waiver may only be modified or terminated with the approval of the fund's board.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	0.75%	NA	0.82%	0.01%[11]	1.58%	NA	NA

11 "Acquired Fund Fees and Expenses" include certain expenses incurred in connection with the Portfolio's investment in various money market funds.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)	0.82%	0.25%	0.10%	NA	1.17%	0.19%[12]	0.98%
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	1.03%	0.25%	0.21%	NA	1.49%	NA	NA
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)	0.87%	0.25%	0.14%	NA	1.26%	0.13%[13]	1.13%

12 Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2018, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.73% for Class 1, 0.98% for Class 2 and 0.855% for Class 3.
13 Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2018, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.88% for Class 1, 1.13% for Class 2 and 1.005% for Class 3.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	0.75%	NA	0.07%	NA	0.82%	NA	NA
Opportunistic Small Cap Portfolio – Initial Shares	0.75%	NA	0.11%	NA	0.86%	NA	NA
Dreyfus Stock Index Fund, Inc. – Initial Shares	0.25%	NA	0.02%	NA	0.27%	NA	NA
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial Shares (formerly The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares)	0.60%	NA	0.11%	NA	0.71%[14]	0.01%	0.70%[15]

14 Management fees and Total annual fund operating expenses have been restated from the previous fiscal year to reflect a decrease in the contractual management fee payable by the fund, effective May 1, 2017, from .75% to .60% of the value of the fund's average daily net assets.
15 The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until May 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of neither class (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70%. On or after May 1, 2018, The Dreyfus Corporation may terminate this expense limitation at any time.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Federated Insurance Series
Federated Managed Tail Risk Fund II – P	0.75%	0.00%[16]	0.22%[17]	0.75%	1.72%	0.66%[18]	1.06%
Federated High Income Bond Fund II – P	0.60%	NA	0.18%[19]	NA	0.78%	NA	NA
Federated Government Money Fund II – S	0.20%[20]	NA	0.47%[21]	NA	0.67%	0.04%[22]	0.63%

16 The Fund has adopted a Distribution (12b-1) Plan for its P class pursuant to which the P class of the Fund may incur or charge a Distribution (12b-1) Fee of up to a maximum amount of 0.25%. No such fee is currently incurred or charged by the P class of the Fund. The P class of the Fund will not incur or charge such a Distribution (12b-1) Fee until such time as approved by the Fund's Board of Trustees (the "Trustees").
17 The Fund may incur or charge administrative service fees on its P class up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the P class of the Fund. The P class of the Fund will not incur or charge such fees until such time as approved by the Trustees.
18 The Co-Advisers and certain of their affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective May 1, 2017, total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund's P class (after the voluntary waivers and/or reimbursements) will not exceed 0.30% (the "Fee Limit") up to but not including the later of (the "Termination Date"): (a) May 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Co-Advisers and their affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
19 The Fund may incur or charge administrative service fees on its P class up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the P class of the Fund. The P class of the Fund will not incur or charge such fees until such time as approved by the Board of Trustees.
20 Prior to April 30, 2016, the annual advisory fee was 0.50% of the Fund's average daily net assets.
21 The Fund may incur or charge administrative service fees on its S class of up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the S class of the Fund. The S class of the Fund will not incur or charge such fees until such time as approved by the Fund's Board of Trustees (the "Trustees").
22 The Advisor and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, line of credit expenses, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund's S class (after the voluntary waivers and/or reimbursements) will not exceed 0.63% (the "Fee Limit") up to but not including the later of (the "Termination Date"): (a) May 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Advisor and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio – Service Class 2	0.55%	0.25%	0.08%	NA	0.88%	NA	NA
VIP Freedom Income Portfolio – Service Class 2	NA	0.25%	0.00%	0.46%	0.71%[23]	NA	NA
VIP Freedom 2010 Portfolio – Service Class 2	NA	0.25%	0.00%	0.54%	0.79%[23]	NA	NA
VIP Freedom 2015 Portfolio – Service Class 2	NA	0.25%	0.00%	0.57%	0.82%[23]	NA	NA
VIP Freedom 2020 Portfolio – Service Class 2	NA	0.25%	0.00%	0.60%	0.85%[23]	NA	NA
VIP Freedom 2025 Portfolio – Service Class 2	NA	0.25%	0.00%	0.62%	0.87%[23]	NA	NA
VIP Freedom 2030 Portfolio – Service Class 2	NA	0.25%	0.00%	0.66%	0.91%[23]	NA	NA
VIP Freedom 2035 Portfolio – Service Class 2	NA	0.25%	0.00%	0.69%	0.94%[23]	NA	NA
VIP Freedom 2040 Portfolio – Service Class 2	NA	0.25%	0.00%	0.69%	0.94%[23]	NA	NA
VIP Freedom 2045 Portfolio – Service Class 2	NA	0.25%	0.00%	0.69%	0.94%[23]	NA	NA
VIP Freedom 2050 Portfolio – Service Class 2	NA	0.25%	0.00%	0.69%	0.94%[23]	NA	NA

23 Differs from the ratios of expenses to average net assets in the Financial Highlights section of the Fund Prospectus because of acquired fund fees and expenses.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2	1.05%	0.25%	0.06%	NA	1.36%	NA	NA
Franklin Small-Mid Cap Growth VIP Fund – Class 2[24]	0.79%	0.25%	0.05%	0.01%	1.10%	0.02%	1.08%
Templeton Developing Markets VIP Fund – Class 2[24]	1.24%	0.25%	0.14%	0.01%	1.64%	0.02%	1.62%
Templeton Foreign VIP Fund – Class 2[24,25]	0.78%	0.25%	0.04%	0.01%	1.08%	0.02%	1.06%

24 The investment manager has contractually agreed in advance to reduce its fees as a result of the fund's investment in a Franklin Templeton money market fund (the "acquired fund") for at least the next 12 month period.
25 Management fees and other expenses have been restated to reflect increased fees due to a decline in the assets of the fund as a result of shareholder redemptions.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares	0.65%	NA	0.13%	0.01%	0.79%	0.01%	0.78%[26]
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	0.65%	NA	0.22%	0.01%	0.88%	0.01%	0.87%[27]
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	0.55%	NA	0.25%	NA	0.80%[28]	NA	NA

26 The Portfolio's adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.90% of the average daily net assets of Class 1 Shares. The Portfolio may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Portfolio's adviser and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Portfolio's investment in such money market funds. These waivers are in effect through 4/30/2018, at which time the adviser and/or its affiliates will determine whether to renew or revise them.
27 The Portfolio's adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.03% of the average daily net assets of Class 1 Shares. The Portfolio may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Portfolio's adviser and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Portfolio's investment in such money market funds. These waivers are in effect through 4/30/2018, at which time the adviser and/or its affiliates will determine whether to renew or revise them.
28 The Portfolio's adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.80% of the average daily net assets of Class 1 Shares. The Portfolio may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Portfolio's adviser and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Portfolio's investment in such money market funds. These waivers are in effect through 4/30/2018, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares	0.72%	NA	0.04%	NA	0.76%	NA	NA
MFS® Research Series – Initial Class Shares	0.75%	NA	0.07%	NA	0.82%	0.02%[29]	0.80%
MFS® Total Return Bond Series – Initial Class Shares	0.50%	NA	0.03%	NA	0.53%	NA	NA
MFS® Total Return Series – Initial Class Shares	0.67%	NA	0.04%	NA	0.71%	0.08%[30]	0.63%
MFS® Utilities Series – Initial Class Shares	0.73%	NA	0.05%	NA	0.78%	NA	NA
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares	0.70%	NA	0.28%	0.01%	0.99%	0.18%[31]	0.81%

29 Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.79% of the class' average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2018.
30 Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.625% of the class' average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2018.
31 Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity, and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that "Total Annual Fund Operating Expenses" do not exceed 0.80% of the class' average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2018.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.21%	0.86%	NA	NA
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.19%	0.84%	NA	NA
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.20%	0.85%	NA	NA

EXAMPLE OF CHARGES
This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  The example shows the maximum costs of investing in the Contract, including Owner transaction expenses, a monthly Guaranteed Minimum Withdrawal Benefit ("GMWB") charge of 0.10% multiplied by the Guaranteed Withdrawal Balance, Variable Account charges, and highest annual portfolio operating expenses for the year ended December 31, 2016.  The example also shows the same maximum costs of investing in the Contract, but reflecting the lowest annual portfolio operating expenses.  Further, the example shows what your costs would be if you did not elect the optional Guaranteed Minimum Withdrawal Benefit.

The example assumes that you invest $10,000 in the Contract for the time periods indicated.  The example also assumes that your investment has a 5% return each year.
If the Contract is surrendered, annuitized or not surrendered at the end of the applicable period:
Maximum Portfolio Expenses with GMWB
1 year	3 years	5 years	10 years
$457.51	$1,376.79	$2,301.76	$4,639.33
Maximum Portfolio Expenses without GMWB
1 year	3 years	5 years	10 years
$339.55	$1,034.22	$1,750.17	$3,637.54
Minimum Portfolio Expenses with GMWB
1 year	3 years	5 years	10 years
$314.56	$960.52	$1,629.61	$3,409.01
Minimum Portfolio Expenses without GMWB
1 year	3 years	5 years	10 years
$194.86	$602.32	$1,034.62	$2,234.22
The example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction).
Please remember that the example is an illustration and does not represent past or future expenses.  Your actual expenses may be higher or lower than those shown.  Similarly, your rate of return may be more or less than the 5% assumed in the example.
You should not consider the assumed expenses in the example to represent past or future expenses.  Actual expenses may be greater or less than those shown.  The assumed 5% annual rate of return is hypothetical and you should not view it as a representation of past or future annual returns.  Actual returns may be greater or less than the assumed amount.
The various Funds themselves or their investment advisers provided the expense information regarding the Portfolios.  The Funds and their investment advisers are not affiliated with us.  While we have no reason to doubt the accuracy of these figures provided by these non-affiliated Funds, we have not independently verified the figures.
CONDENSED FINANCIAL INFORMATION
Condensed financial information containing the accumulation unit value listing appears at the end of this Prospectus.
KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE FUNDS
KANSAS CITY LIFE INSURANCE COMPANY
Kansas City Life Insurance Company is a stock life insurance company, which was organized under the laws of the State of Missouri on May 1, 1895.  Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.
We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business.  We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions.  We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.
KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
We established the Variable Account as a separate investment account under Missouri law on January 23, 1995.  This Variable Account supports the Contracts and may be used to support other variable annuity insurance contracts and for other purposes as permitted by law.  The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.
The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contract invest in shares of corresponding Fund Portfolios.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.
We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.
THE FUNDS
Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The investment objectives of each of the Portfolios are described below.
Certain Subaccounts invest in Portfolios that have similar investment objectives and/or policies.  Therefore, before choosing Subaccounts, carefully read the individual prospectuses for the Funds along with this Prospectus.
The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or manager.  The investment results of the Portfolios, however, may be higher or lower than the results of such other funds.  There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other funds, even if the other fund has the same investment adviser or manager.
Certain Portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets.  The cost of those hedging strategies could limit the upside participation by such Portfolios in rising equity markets relative to other Portfolios.  Please consult your financial professional.
Beginning May 1, 2015, the American Century VP Mid Cap Value Fund Subaccount will no longer be available to receive premium payments and amounts transferred from other Subaccounts and the Fixed Account subject to the following exception.  If you are invested in the American Century VP Mid Cap Value Fund Subaccount on May 1, 2015, you may continue to allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to that Subaccount.
Not all Funds may be available in all states.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund's investment objective is to seek capital growth.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers.
Invesco V.I. Core Equity Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund's investment objective is long-term growth of capital.  The portfolio management team seeks to construct a portfolio of issuers that have high or improving return on invested capital (ROIC), quality management, a strong competitive position and which are trading at attractive valuations.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and in derivatives and other instruments that have economic characteristics similar to such securities.
Invesco V.I. Technology Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund's investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers engaged in technology-related industries and in derivatives and other instruments that have economic characteristics similar to such securities.
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Capital Appreciation Fund is to seek capital growth.

VP Income & Growth Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Income & Growth Fund is to seek capital growth by investing in common stocks.  Income is a secondary objective.
VP International Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP International Fund is to seek capital growth.
VP Mid Cap Value Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Mid Cap Value Fund is to seek long-term capital growth.  Income is a secondary objective.
VP Ultra® Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Ultra® Fund is to seek long-term capital growth.
VP Value Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Value Fund is to seek long-term capital growth.  Income is a secondary objective.
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Inflation Protection Fund is to pursue long-term total return using a strategy that seeks to protect against U.S. inflation.
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund's investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
Capital Income Builder® – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The Fund's secondary objective is to provide growth of capital.
Global Bond Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund's investment objective is to provide, over the long term, a high level of total return consistent with prudent investment management.
Global Growth Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund's investment objective is to provide long-term growth of capital.
Growth-Income Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund's investment objectives are to achieve long-term growth of capital and income.
New World Fund® – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund's investment objective is long-term capital appreciation.
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund's investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund's investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.
Managed Risk Growth Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund's investment objective is to provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund's investment objectives are to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.
Managed Risk International Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund's objective is to provide long-term growth of capital while seeking to manage volatility and provide downside protection.
Calamos® Advisors Trust
Calamos Growth and Income Portfolio (Manager: Calamos Advisors LLC).  The Calamos Growth and Income Portfolio's investment objective is high long-term total return through growth and current income.
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund's investment objective is to seek to provide shareholders with growth of capital.
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund's investment objective is to seek to provide shareholders with long-term capital appreciation.
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund's investment objective is to seek to provide shareholders with long-term capital growth.
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Fayez Sarofim & Co.).  The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.
Opportunistic Small Cap Portfolio – Initial Shares (Manager: The Dreyfus Corporation).  The fund seeks capital growth.
Dreyfus Stock Index Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation).  The fund seeks to match the total return of the Standard & Poor's® 500 Composite Stock Price Index (S&P 500® Index).
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial Shares (formerly The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares) (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Newton Investment Management (North America) Limited).  The fund seeks long-term capital appreciation.
Federated Insurance Series
Federated Managed Tail Risk Fund II – P (Manager: Federated Global Investment Management Corp.; Sub-Adviser: Federated Investment Management Company).  The investment objective of the Federated Managed Tail Risk Fund II is to seek capital appreciation by maintaining a diversified mix of investment exposure to various asset classes.
Federated High Income Bond Fund II – P (Manager: Federated Investment Management Company).  The investment objective of the Federated High Income Bond Fund II is to seek high current income.  The Fund pursues its investment objective by investing primarily in a diversified portfolio of high quality, lower-rated corporate bonds (also known as "junk bonds").
Federated Government Money Fund II – S (Manager: Federated Investment Management Company).  The investment objective of the Federated Government Money Fund II is to provide current income consistent with stability of principal and liquidity.  The Fund invests primarily in a portfolio of US Treasuries and government securities maturing in 397 days or less.

Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR); Sub-Advisors:  FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund).  The investment objective of the VIP Contrafund® Portfolio is to seek long-term capital appreciation.
VIP Freedom Income Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom Income Portfolio is to seek high total return with a secondary objective of principal preservation.
VIP Freedom 2010 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2010 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2015 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)). The investment objective of the VIP Freedom 2015 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2020 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2020 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2025 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)). The investment objective of the VIP Freedom 2025 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2030 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2030 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2035 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2035 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2040 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2040 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2045 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2045 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2050 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2050 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2 (Manager: Franklin Templeton Institutional, LLC).  The investment goal of the Franklin Global Real Estate VIP Fund is to seek high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.
Franklin Small-Mid Cap Growth VIP Fund – Class 2 (Manager: Franklin Advisers, Inc.).  The investment goal of the Franklin Small-Mid Cap Growth VIP Fund is to seek long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.
Templeton Developing Markets VIP Fund – Class 2 (Manager: Templeton Asset Management Ltd. (Asset Management)).  The investment goal of the Templeton Developing Markets VIP Fund is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging markets investments.

Templeton Foreign VIP Fund – Class 2 (Manager: Templeton Investment Counsel, LLC).  The investment goal of the Templeton Foreign VIP Fund is to seek long-term capital growth.  Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.  Under normal circumstances, at least 80% of the Portfolio's Assets will be invested in equity securities of mid cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stock.  "Assets" means net assets, plus the amount of borrowings for investment purposes.
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital growth over the long term. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small cap companies.  "Assets" means net assets, plus the amount of borrowings for investment purposes.
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks to provide high total return from a portfolio of selected equity securities.  Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of U.S. companies.  "Assets" means net assets, plus the amount of borrowings for investment purposes.
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.
MFS® Research Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.
MFS® Total Return Bond Series– Initial Class Shares.  The Fund's investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.
MFS® Total Return Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek total return.
MFS® Utilities Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company). The Fund's investment objective is to seek total return.
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares.  The Fund's investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation.
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC).  The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC). The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC).  The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.
There is no assurance that the Funds will achieve their stated objectives and policies.
See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds.  Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of premium payments or transfers among the Subaccounts.  There is no assurance that the Federated Government Money Fund II Subaccount will be able to maintain a stable net asset value per share.  You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Federated Government Money Fund II Subaccount may also become extremely low and possibly negative.
We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund.  Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.
We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.
We (or our affiliates) may receive payments from a Fund's investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information)  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.10% to 0.25%.
Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings.  These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.
Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act.  The Distribution Plan is described in more detail in the underlying Fund's prospectus.  (See "FEE TABLE – ANNUAL PORTFOLIO OPERATING EXPENSES" and "SALE OF THE CONTRACTS")  The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc. ("Sunset Financial").  These payments decrease the Fund's investment return.
We make certain payments to Sunset Financial Services, Inc., principal underwriter for the Contracts.  (See "SALE OF THE CONTRACTS")
Certain funds employ volatility management strategies.  Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time.  During rising markets, a volatility management strategy, however, could cause Contract Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy.  Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund's equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase.  In these instances, your Contract Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy.  The success of the volatility management strategy of a fund depends, in part, on the investment adviser's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund's benefit.  In addition, the cost of implementing a volatility management strategy may negatively impact performance.  There is no guarantee that a volatility management strategy can achieve or maintain the fund's optimal risk targets, and the fund may not perform as expected.
You should be aware that we are subject to a conflict of interest with respect to the interests of contract owners insofar as, by requiring you to allocate your purchase payments and Contract Value to one or more subaccounts that invests in a fund that employs a volatility management strategy, this may reduce the risk to us that we will have to make guaranteed payments under a living benefit rider.  In addition, any negative impact to the performance of a fund due to a volatility management strategy may limit increases in your Contract Value, which may limit your ability to achieve step-ups of the benefit base under a living benefit rider.  For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses.
RESOLVING MATERIAL CONFLICTS
The Funds presently serve as the investment medium for the Contracts.  In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.
We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts.  However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds.  Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Internal Revenue Code ("Code").  As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans.  In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter.  The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts.  See the accompanying prospectuses of the Funds for more information.
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a Portfolio are no longer available for investment or for any other reason in our sole discretion, we decide that further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management investment company.  The substituted fund may have different fees and expenses.  Substitutions may be made with respect to existing investments or the investment of future premiums or both.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.
Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrants or for any reason in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners. We may close Subaccounts to allocation of premiums or Contract Value, or both, at any time in our sole discretion.
If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:
•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required;
•	combine it with other Kansas City Life separate accounts; or
•	make any changes required by the 1940 Act.
VOTING RIGHTS
We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.
We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  We will determine the number of votes attributable to a Subaccount by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our General Account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.
DESCRIPTION OF THE CONTRACT
The Contract is a variable annuity that provides accumulation of Variable Account Value based on the performance of Subaccounts within the Kansas City Life Variable Annuity Separate Account.  You may also allocate a portion of your premiums to our Fixed Account.  We provide options such as the Dollar Cost Averaging Plan, the Portfolio Rebalancing Plan and the Systematic Partial Surrender Plan.  The Contract offers only fixed annuity payment options.
Contracts issued in your state may provide different features and benefits from those described in this Prospectus.  Differences could include the length of the free-look period and the calculation of the free-look refund, maturity date and annuitization, and under payments or over payments due to misstatement of age or sex.  In addition, optional riders may not be available in all states.  See your Contract for specific variations.  Your registered representative may also provide you with additional information about state variations.
PURCHASING A CONTRACT
The maximum Issue Age for which we issue a Contract is 85.  However, for Qualified Contracts with an Issue Age of 70½ or greater, tax laws may require that distributions begin immediately.  We may issue Contracts above the maximum Issue Age under certain circumstances.  We may issue Contracts in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code.
The minimum initial premium that we accept is a single premium of $25,000.  You may pay additional premium payments at any time while the Annuitant is alive and before the Maturity Date.  These payments must be at least $50.  We may limit the number and amount of additional premium payments (where permitted).
REPLACEMENT OF CONTRACTS
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us.  You may have to pay a surrender charge on your existing insurance.
You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial premium from your existing insurance company, the issuance of the Contract may be delayed.
FREE-LOOK PERIOD
You may cancel your Contract for a refund during your "free-look" period.  The free-look period applies for the 10 days after you receive the Contract.  We must receive the returned Contract at our Home Office within 10 days if you wish to cancel your Contract.  When we receive the returned Contract at our Home Office, we will cancel the Contract.  The amount that we will refund will vary according to state requirements.  Most states allow us to refund Contract Value.  In those states, we will return an amount equal to the Contract Value.  We will determine the amount of the Contract Value as of the earlier of:
•	the date the returned Contract is received by us at our Home Office; or
•	the date the returned Contract is received by the registered representative who sold you the Contract.
A few states require a return of the greater of premium payments or Contract Value.  In these states, we will refund the greater of:
•	the premiums paid under the Contract; and
•	the Contract Value as of the earlier of:
•	the date the returned Contract is received by us at our Home Office; or
•	the date the returned Contract is received by the registered representative who sold you the Contract.
Some states permit only the return of premiums even if this amount is less than what we would have returned otherwise.

ALLOCATION OF PREMIUMS
At the time of application, you select how we will allocate premiums among the Subaccounts and the Fixed Account.  The total amount allocated to the Fixed Account may not exceed 15% of the Contract Value.  You can change the allocation percentages at any time by sending Written Notice to us.  You may also change your allocation by telephone, facsimile, and electronic mail if you have provided proper authorization.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS")
Our procedures for allocation of premiums during the free-look period vary by state, based on the amount that each state requires to be refunded if the Contract is returned within the free-look period:
•	for Contracts sold to residents of states that allow refund of Contract Value, we will immediately allocate premiums according to the allocation you requested; and
•	for Contracts sold as an Individual Retirement Annuity or to residents of states that require either the refund of premiums paid or the refund of the greater of Contract Value or premiums paid, we will allocate premiums received during a 15-day period following the Contract Date to the Federated Government Money Fund II Subaccount for that 15-day period. At the end of this 15-day period, we will allocate the amount in the Federated Government Money Fund II Subaccount according to your allocation instructions.
We will allocate the initial premium within two business days of when we receive the premium at our Home Office.  In order to allocate the premium in this time frame, you must properly complete the application and it must include all the information necessary to process it, including payment of the initial premium.  If the application is not properly completed, we will retain the premium for up to five business days while we attempt to complete the application.  If the application is not complete at the end of the 5-day period, we will inform you of the reason for the delay.  We will also return the initial premium immediately, unless you specifically consent to our keeping the premium until the application is complete.  Once the application is complete, we will allocate the initial premium within two business days.  There may be delays in our receipt of application that are outside of our control because of the failure of the registered representative to forward the application to us promptly, because the application was sent to the wrong address, or because of delays in determining that the Contract is suitable for you.  Any such delays will affect when your Contract is issued and when your premium is allocated among the Subaccounts and/or the Fixed Account.
We will allocate subsequent premiums at the end of the Valuation Period in which we receive the premium payment at our Home Office.  Premiums received at our Home Office before the New York Stock Exchange closes are priced using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a premium payment after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.
The values of the Subaccounts will vary with their investment experience, so that you bear the entire investment risk with respect to the Variable Account Value.  You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.
If mandated under applicable law, we may be required to reject a premium payment.  We may also be required to provide additional information about you or your account to government regulators.  In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans, annuity payments, or death benefits, until instructions are received from the appropriate regulator.
DETERMINATION OF CONTRACT VALUE
The Contract Value is the sum of the Variable Account Value and the Fixed Account Value.
VARIABLE ACCOUNT VALUE
The Variable Account Value reflects the following:
•	the investment experience of the selected Subaccounts;
•	premiums paid;
•	surrenders;
•	transfers;
•	charges assessed in connection with the Contract; and

•	Contract loan balance
There is no guaranteed minimum Variable Account Value.  Since a Contract's Variable Account Value on any future date depends upon a number of factors, it cannot be predetermined.
Calculation of Variable Account Value.  We calculate the Variable Account Value on each Valuation Date.  Its value will be the sum of the values attributable to the Contract in each of the Subaccounts.  We will determine the amount for each Subaccount by multiplying the Subaccount's unit value on the Valuation Date by the number of Subaccount accumulation units allocated to the Contract.  The unit value of a Subaccount may increase, decrease, or remain the same.
Determination of Number of Accumulation Units.  We will convert any amounts allocated to a Subaccount into accumulation units of that Subaccount.  We determine the number of accumulation units credited to the Contract by dividing the dollar amount allocated to the Subaccount by the unit value for that Subaccount at the end of the Valuation Period during which the amount was allocated.
We will increase the number of accumulation units in any Subaccount at the end of the Valuation Period by:
•	any premiums allocated to the Subaccount during the current Valuation Period; and
•	transfers to the Subaccount from another Subaccount or from the Fixed Account during the current Valuation Period; and
We will decrease the number of accumulation units in any Subaccount at the end of the Valuation Period by:
•	amounts transferred from the Subaccount to another Subaccount or the Fixed Account including any applicable transfer fee; and
•	amounts surrendered during the current Valuation Period.
Net Investment Factor.  We will calculate a net investment factor on each Valuation Day.  A Subaccount's net investment factor measures the investment performance of an accumulation unit in that Subaccount during a Valuation Period. The formula for the net investment factor equals:
(X/Y) – Z
where "X" equals the sum of:
•	the net asset value per accumulation unit held in the Subaccount at the end of the current Valuation Day; plus
•	the per accumulation unit amount of any dividend or capital gain distribution on shares held in the Subaccount during the current Valuation Day; less
•	the per accumulation unit amount of any capital loss distribution on shares held in the Subaccount during the current Valuation Day; less
•	the per accumulation unit amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes attributable to gains or losses in the Funds underlying the Subaccount.
"Y" equals the net asset value per accumulation unit held in the Subaccount as of the end of the immediately preceding Valuation Day; and
"Z" equals the charges we deduct from the Subaccount on a daily basis. These charges equal the sum of the asset-based administration charge and the mortality and expense risk charge.  The asset-based administration charge equals 0.25% on an annual basis.  The mortality and expense risk charge equals 1.40% on an annual basis.
Determination of Unit Value.  We arbitrarily set the value of an accumulation unit for each of the Subaccounts at $10 when the first investments were bought.  The accumulation unit value for each subsequent Valuation Period is equal to:
A x B
"A" is equal to the Subaccount's accumulation unit value for the end of the immediately preceding Valuation Day; and
"B" is equal to the net investment factor for the current Valuation Day.
This accumulation unit value may increase or decrease from day to day based on investment results.

TRANSFER PRIVILEGE
After the free-look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account. Transfers are subject to the following restrictions:
•	beginning May 1, 2015, we will no longer allow transfers to the American Century VP Mid Cap Value Fund Subaccount subject to the following exception. If you are invested in the American Century VP Mid Cap Value Fund Subaccount on May 1, 2015, you may continue to allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to that Subaccount;
•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that would reduce the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•	we currently have no limit on the number of transfers that you can make between Subaccounts or to the Fixed Account. However, you can make only one transfer from the Fixed Account each Contract Year. (See "TRANSFERS FROM FIXED ACCOUNT" for restrictions); and
•	we have the right, where permitted, to suspend or modify this transfer privilege at any time. Any suspension or modification of this privilege will be communicated in writing.
We will make a transfer on the date that we receive Written Notice requesting the transfer. You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS")  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same‑day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes are priced using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.
The first six transfers during each Contract Year are free. We will charge a $25 transfer processing fee for all transfers during a Contract Year in addition to the six free ones.  For the purpose of charging the fee, we will consider each request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that request.  We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.
Frequent Transfers Among Subaccounts. Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Annuitants or Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.
If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:
•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;

•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request be provided to us at our Home Office, signed by an Owner.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  We apply our procedures consistently to Owners without special arrangement, waiver or exception.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.
In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary:  to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.
The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.
Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because or frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.
DOLLAR COST AVERAGING PLAN
The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If you elect this plan, it enables you to automatically transfer amounts from the Federated Government Money Fund II Subaccount to other Subaccounts or the Fixed Account.  The maximum amount that can be transferred into the Fixed Account through the Dollar Cost Averaging Plan is 15% of the Contract Value.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We do not guarantee that the Dollar Cost Averaging Plan will result in a gain or prevent a loss.
Transfers under this plan occur on a monthly basis for a period you choose, ranging from three to 36 months.  To participate in this plan you must transfer at least $250 from the Federated Government Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Government Money Fund II Subaccount through initial and subsequent premium payments or by transferring amounts into the Federated Government Money Fund II Subaccount from the other Subaccounts or from the Fixed Account.
You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  Dollar cost averaging transfers will start on the next Monthly Anniversary Day following the date we receive your request or on the date you request.  We do not impose a charge for participating in this plan.
Once elected, we will process transfers from the Federated Government Money Fund II Subaccount monthly until:
•	we have completed the number of designated transfers;
•	the value of the Federated Government Money Fund II Subaccount is completely depleted; or
•	you send us Written Notice instructing us to cancel the monthly transfers.
There is no transfer charge for participation in the Dollar Cost Averaging Plan and transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We have the right to cancel this feature at any time with notice to you.
PORTFOLIO REBALANCING PLAN
The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan, we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which the Portfolio Rebalancing Plan begins.  The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  The plan automatically adjusts your portfolio mix to be consistent with your current premium allocation instructions.  If you make a change to your premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new premium allocation.  We do not impose a charge for participating in this plan.
The redistribution will not count as a transfer permitted under the Contract each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day the Dollar Cost Averaging Plan ends.  If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.
You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  Portfolio rebalancing will terminate when:
•	you request any transfer unless you authorize a new allocation; or
•	the day we receive Written Notice instructing us to cancel the plan.
PARTIAL AND FULL CASH SURRENDERS
Partial Surrenders.  You may surrender part of the Cash Surrender Value at any time before your death, the Annuitant's death or the Maturity Date.  You may submit a Written Notice to the Home Office or provide notice by telephone if you have provided proper authorizations to us.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS")  The minimum partial surrender requested must be at least $100.  We will surrender the amount requested from the Contract Value on the date we receive Written Notice or notice by telephone for the surrender. We will price a partial surrender request received in good order before the New York Stock Exchange closes using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such partial surrender request using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange.  There are no surrender charges associated with a partial surrender.  We will make the surrender from each Subaccount and the Fixed Account based on your instructions.  If the amount requested exceeds the Subaccount and/or Fixed Account Value, we will process the surrender for the amount available and then contact you for further instructions.
Systematic Partial Surrender Plan.  The Systematic Partial Surrender Plan enables you to authorize an automatic regular payment of a partial surrender amount.  If you wish to participate in the plan, you should instruct us to surrender a particular dollar amount from the Contract on a monthly, quarterly, semi-annual or annual basis.  The minimum payment under this plan is $100.  We will make the surrender from each Subaccount and the Fixed Account based on your instructions.  If the amount requested exceeds the Subaccount and/or Fixed Account Value, we will process the surrender for the amount available and contact you for further instructions.

You may discontinue participation in the Systematic Partial Surrender Plan at any time by sending us Written Notice.
Certain federal income tax consequences may apply to partial and systematic partial surrenders.  You should consult your tax adviser before requesting a partial or systematic partial surrender.  (See "FEDERAL TAX STATUS")
Full Surrender. You may request a surrender of the Contract for its Cash Surrender Value at any time before the earlier of your death, the Annuitant's death, or the Maturity Date.  The Cash Surrender Value will equal the Contract Value less:
•	any loan balance;
•	any premium taxes payable; and
•	any withholding taxes.
We will determine the Cash Surrender Value on the date we receive Written Notice of surrender and the Contract.  We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such surrender request using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange.
Certain federal income tax consequences may apply to a surrender of the Contract.  You should consult your tax adviser before requesting a surrender.  (See "FEDERAL TAX STATUS")
Restrictions on Distributions from Certain Contracts.  Certain restrictions apply to surrenders and partial surrenders from Contracts used as funding vehicles for Internal Revenue Code section 403(b) retirement plans.  Section 403(b)(11) of the Internal Revenue Code of 1986, as amended, restricts the distribution under section 403(b) annuity contracts of:
•	elective contributions made in years beginning after December 31, 1988;
•	earnings on those contributions; and
•	earnings in such years on amounts held as of the last year beginning before January 1, 1989.
Distributions of those amounts may only occur upon:
•	the death of the employee;
•	attainment of age 59½;
•	severance from employment;
•	disability; or
•	financial hardship.
In addition, income attributable to elective contributions may not be distributed in the case of hardship.  Amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer's section 403(b) plan.
Pursuant to tax regulations, we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that surrenders you request from a section 403(b) contract comply with applicable tax requirements before we process your request.
CONTRACT TERMINATION
We may terminate the Contract and pay you the Cash Surrender Value if all of these events simultaneously exist prior to the Maturity Date:
•	you have not paid premiums for at least two years;
•	the Contract Value is less than $2,000; and
•	total premiums paid under the Contract, less any partial surrenders, is less than $2,000.
We will mail a termination notice to you and to the holder of any assignment of record at least six months before we terminate the Contract.  We have the right to automatically terminate the Contract on the date specified in the notice unless we receive an additional premium payment before the termination date specified or the Contract Value has increased to the amount required due to positive investment performance.  This additional premium payment must be for at least the required minimum amount.
CONTRACT LOANS
If your Contract is a section 403(b) TSA Qualified Contract, you may have the option of taking a Contract loan at any time after the first Contract Year if permitted by your employer's section 403(b) plan.  Pursuant to new tax regulations, we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that loans you request from a section 403(b) contract comply with applicable tax requirements before we process your request.  You may obtain a loan by submitting Written Notice.  The only security we require is an assignment of the Contract to us.  We allow only one loan per Contract Year.
We will show the current loan amount and any withdrawals for unpaid interest on your annual report.
Amount of Loan Available.  You may borrow up to the least of:
•	$50,000, reduced by the excess (if any) of the highest outstanding loan balance during the one-year period ending on the day before the loan is made over the outstanding loan balance on the day loan is made;
•	the greater of 50% of the Cash Surrender Value of the Contract or $10,000; or
•	the Cash Surrender Value less any outstanding loans, determined as of the date of the loan.
At any time you make a new loan, the sum of all prior loans, loan interest outstanding, and the current loan applied for, may not exceed the applicable limit described above.  Each loan must be at least $2,500.
Loan Account.  When you take a loan, we will withdraw an amount equal to the loan from the Fixed Account and Variable Account and transfer this amount to the loan account.  The loan account is part of the Fixed Account.  If you do not specify allocation instructions in your loan application, we will withdraw the loan pro rata from all Subaccounts having values and from the Fixed Account.  Amounts transferred to the loan account do not participate in the investment experience of the Fixed Account and the Subaccounts from which they were withdrawn.
Interest Credited on Loaned Amount.  We will pay interest on amounts in the loan account at the minimum guaranteed effective annual interest rate of 3% per year.  We may apply different interest rates to the loan account than the Fixed Account. Any interest we credit on loaned amounts will remain in the Fixed Account.
Loan Interest Charged.  On each Contract Anniversary, we will charge accrued interest on a Contract loan at the maximum rate of 8% per year.  We may establish a lower rate for any period during which the Contract loan is outstanding. Interest is payable at the end of each Contract Year and on the date the loan is repaid.
If we do not receive the loan interest payment by the Contract Anniversary, we will transfer the accrued loan interest from the Fixed Account and Subaccounts to the loan account on a pro rata basis.
Repayment of Loan.  You must specifically identify any loan repayment as such in order to ensure that it will be applied correctly.  Each loan repayment will result in a transfer of an amount equal to the loan repayment from the loan account to the Fixed Account and/or Subaccounts.  We will use your current premium allocation schedule to allocate the loan repayment, unless you provide specific instructions to allocate the loan repayment differently.  Each loan repayment must be at least $25.
You must repay principal and interest in substantially equal monthly payments over a five-year period.  You are allowed a 31-day grace period from the installment due date.  If a monthly installment is not received within the 31-day grace period, under federal tax law you will be treated as having a deemed distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract.  This deemed distribution may be subject to income and penalty tax under the Code and may adversely affect the treatment of the Contract under Internal Revenue Code section 403(b).
Loan Balance. Loan balance means all unpaid Contract loans and loan interest.  We will deduct any outstanding loan balance from the Contract Proceeds.  We will terminate your Contract if your total loan balance exceeds the Cash Surrender Value of the Contract.  We will mail notice to you at least 31 days before such termination.
Allowing a Contract to terminate under these circumstances could have adverse tax consequences and may adversely affect the treatment of the Contract under Internal Revenue Code section 403(b).

ERISA Plans. If your section 403(b) TSA Qualified Contract is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), you should consult a qualified legal adviser about compliance with ERISA requirements prior to requesting a Contract loan.  Any loan under this Contract may also be subject to the rules of the plan it is part of.  You are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor regulations governing plan loans.
DEATH BENEFIT BEFORE MATURITY DATE
A death benefit will be paid at the death of either the Annuitant or an Owner of the Contract.  We will determine the amount of and pay the death benefit Proceeds on an individual Contract upon receipt at our Home Office of satisfactory proof of the Owner's or the Annuitant's death before the Maturity Date, plus written direction (from each eligible recipient of death benefit Proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need.  Once a death benefit has been paid, the Contract is terminated.  If you are also the Annuitant, the death benefit Proceeds payable will be those payable on the death of the Annuitant.  However, if the Contract is issued with an Owner and an Annuitant who are not the same individual, the benefit will be paid at the first death.  If the Owner predeceases the Annuitant, the Cash Surrender Value of the Contract will be paid to the Beneficiary.  If the Annuitant predeceases the Owner, the Guaranteed Minimum Death Benefit, as described below, will be paid to the Beneficiary.
Calculation of the Guaranteed Minimum Death Benefit.  The Contract provides a Guaranteed Minimum Death Benefit.
We guarantee that the death benefit will be the greatest of:
•	premiums paid, proportionately adjusted for any surrenders less any loan balance;
•	the Contract Value less any loan balance on the date we receive due proof of Annuitant's death (including any documents we require to process and make payment); and
•	the highest Contract Value as of every fifth year Contract Anniversary during any point the Contract has been in effect on or before the Annuitant's death. Any loan balance will be deducted from such Contract Value and the Contract Value will also be proportionately adjusted for partial surrenders plus any additional premiums paid.
The Guaranteed Minimum Death Benefit at ages above 80 will equal the greater of the Contract Value on the date on which we receive due proof of death or the Guaranteed Minimum Death Benefit as of the Contract Anniversary on which the Annuitant attains age 80 (or premiums paid if the Contract was issued at an age above 80) proportionately adjusted for partial surrenders less any loan balance plus any additional premiums paid.
Death of Annuitant.  If the Annuitant dies before the Maturity Date, we will pay the death benefit Proceeds under the Contract to the Beneficiary.
We will pay the Proceeds to the Beneficiary in a lump sum unless you or the Beneficiary elects a payment option.  If the Annuitant is an Owner, we are required to distribute the Proceeds in accordance with the rules described below in "Death of Owner" for the death of an Owner before the Maturity Date.
No death benefit is payable if the Annuitant dies on or after the Maturity Date.
Death of Owner.  If an Owner dies before the Maturity Date while the Annuitant is alive, federal tax law requires (for a Non-Qualified Contract) that we distribute the Cash Surrender Value (or if an Owner is the Annuitant, the Proceeds payable upon the Annuitant's death) to the Beneficiary within five years after the date of the Owner's death.  If an Owner dies on or after the Maturity Date, we must distribute any remaining payments at least as rapidly as under the payment option in effect on the date of such Owner's death.
These distribution requirements will be considered satisfied as to any portion payable to the benefit of the Beneficiary if:
•	the Proceeds are distributed over the life of that Beneficiary (or a period not exceeding the Beneficiary's life expectancy);
•	the distributions begin within one year of the Owner's death; and
•	the Beneficiary is a natural person, not a legal entity such as a corporation or trust.
If the deceased Owner's spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner.  In this situation, if the Beneficiary wants to leave the Contract in force and the death benefit due to the Beneficiary is greater than the Contract Value; we will increase the Contract Value to equal the death benefit.  We will base this increase of the Contract Value on the date we are notified of the death of the Owner.  If the Contract has joint

Owners, the surviving joint Owner will be the Beneficiary, unless otherwise specified in the application.  Joint Owners must be husband and wife as of the Contract Date.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract's death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriage must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partners and civil unions not recognized as legal marriages under state law, however, will not be treated as marriages under federal law.  Consult a tax advisor for more information on this subject.
Naming different persons as Owner and Annuitant can affect whether the death benefit is payable, the amount of the benefit, and who will receive it.  Use care when naming Owners, Annuitants and Beneficiaries, and consult your registered representative if you have questions.
If an Owner is not an individual, the Annuitant, as determined in accordance with section 72(s) of the Internal Revenue Code, will be treated as an Owner for purposes of these distribution requirements.  Any change in or death of the Annuitant will be treated as the death of an Owner.  Other rules may apply to a Qualified Contract.
PROCEEDS ON MATURITY DATE
The Maturity Date is the latest date when Proceeds under the Contract are payable.  We will apply the Contract Value (less any loan balance and any applicable premium taxes) if you elect to receive the Proceeds under a Life Payment Option, as a Non-Life Payment Option or as a Lump sum payment.  You select the Maturity Date, subject to the following restrictions. The latest Maturity Date is the later of:
•	the Contract Anniversary following the Annuitant's 85th birthday; or
•	the tenth Contract Anniversary.
The earliest Maturity Date will be equal to the 10th Contract Anniversary.
For Qualified Contracts, distributions may be required to begin at age 70½.  Certain states limit the maximum Maturity Date.
You may change the Maturity Date subject to these limitations:
•	we must receive your Written Notice at least 30 days before the current Maturity Date;
•	you must request a Maturity Date that is at least 30 days after receipt of the Written Notice;
•	the requested Maturity Date must not be later than any earlier Maturity Date required by law; and
•	you submit your Contract if we require it.
On the Maturity Date, we will pay the maturity proceeds under the Life Income Option with a minimum guaranteed payment period of 120 months, unless you have chosen to receive the Proceeds under another payment option or in a lump sum.  (See "PAYMENT OPTIONS")
PAYMENTS
We will usually pay any partial surrender, full surrender, or death benefit within seven days of receipt of a Written Notice.  All documents received must be in good order.  This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions.  We must also receive due proof of death to pay a death benefit.  We may postpone payments if:
•	the New York Stock Exchange is closed, other than customary weekend and holiday closings or trading on the exchange is restricted as determined by the SEC; or
•	the SEC permits by an order the postponement for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practical.
In addition, if, pursuant to SEC rules, the Federated Government Money Fund II suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Federated Government Money Fund II Subaccount until the Fund is liquidated.

If you have made a recent premium or loan payment by check or draft, we may defer payment until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial and full cash surrenders, loans or death benefit Proceeds from the Fixed Account for up to six months.
If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans, annuity payments, or death benefit Proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your account to government regulators.
Legacy Account.  As described below, Kansas City Life will pay death benefit Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on death benefit Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life.  In addition, any interest credited to the Legacy Account will be currently taxable to the Owner or Beneficiary in the year in which it is credited.  Kansas City Life may profit from amounts left in a Legacy Account.  Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.
Kansas City Life will pay death benefit Proceeds through the Legacy Account when:
•	the Proceeds are paid to an individual; and
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.
Any other use of the Legacy Account requires approval of the Company.
UNCLAIMED PROPERTY LAWS
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or date the death benefit is due and payable.  For example, if we are obligated to pay the death benefit or return premiums, but, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit or the premiums in a timely manner, the death benefit or the premiums will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile.  This "escheatment" is revocable, however, and the state is obligated to pay the death benefit or the premiums (without interest) if your beneficiary steps forward to claim it within the time required by the state with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 800-616-3670 to make such changes.
MODIFICATIONS
We may modify the Contract, subject to providing notice to you.  We may only make modification if it is necessary to:
•	make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject;
•	assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts (except that your consent may be required by some states);
•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or fixed accumulation options.
We also have the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the owner of the assets of the Variable Account.
In the event of any such modification, we will issue an endorsement to the Contract (if required), which will reflect the changes.

REPORTS TO CONTRACT OWNER
We will mail you a report containing key information about the Contract at least annually.  The report will include the Contract Value and Cash Surrender Value of your Contract and any further information required by any applicable law or regulation.  We will show the information in the report as of a date no more than two months prior to the date of mailing.  We will send you a report at any other time during the year that you request for a reasonable charge.
TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS
You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:
•	transfer of Contract Value;
•	change in premium allocation;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or
•	Contract loan.
In addition, you may make a partial surrender request by telephone if you provided proper authorization to us.  We may suspend these privileges at any time if we decide that such suspension is in the best interests of Owners.
We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.
Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.  If an incomplete request is received, we will notify you as soon as possible by return e-mail.  Your request will be honored as of the Valuation Day when all required information is received.
Requests can also be made by accessing your account on the Internet at http://www.kclife.com.  Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made within five days of your request.
We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or e-mail are genuine.  If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.
The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and e-mail communications include verification of Contract number, social security number and date of birth.
Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.
OPTIONAL RIDER
FIVE PLUSSM GUARANTEED MINIMUM WITHDRAWAL BENEFIT
IMPORTANT TERMS
Covered Person means:  the person whose life we use to determine the duration of the Lifetime Income Amount payments.  You should carefully consider who will be the Covered Person under the Five PlusSM Guaranteed Minimum

Withdrawal Benefit (the "GMWB") rider.  Under Qualified Contracts, the Covered Person must be the Owner.  Under Non-Qualified Contracts, the Covered Person must be the Owner, Annuitant, or Beneficiary.  Certain benefits under this rider depend on the age of the Covered Person and the relationship of the Owner to the Beneficiary.  (See "LIFETIME INCOME AMOUNT" and "DEATH BENEFITS")
Designated Subaccounts means:  the Designated Subaccounts to which you can allocate premiums and Contract Value under this rider.  The Designated Subaccounts available depend on the Rider Effective Date.
Excess Withdrawal means:  a withdrawal, and any subsequent withdrawals in that Contract Year, that causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount; or a withdrawal, and any subsequent withdrawals in that Contract Year, that causes total withdrawals during a Contract Year after the Lifetime Income Date to exceed the Lifetime Income Amount.
Guaranteed Withdrawal Balance means:  the total amount available for future periodic guaranteed withdrawals.
Guaranteed Withdrawal Amount means:  the amount we guarantee to be available each Contract Year for withdrawal until the Guaranteed Withdrawal Balance reduces to zero.
Investment Strategy means:  the currently available Designated Subaccounts to which you must allocate premiums and Contract Value for this rider to remain in effect.
Rider Effective Date means:  the Contract Anniversary date that the Five PlusSM Guaranteed Minimum Withdrawal Benefit (the "GMWB") is effective from.
Lifetime Income Amount means:  the amount we guarantee to be available each Contract Year for withdrawal during the life of the Covered Person while this rider is in effect.  The Lifetime Income Amount reduces to zero upon the death of the Covered Person or upon a change in a Non-Qualified Contract that removes the Covered Person from the Contract as an Owner, Beneficiary, or Annuitant or upon a change in a Qualified Contract that removes the Covered Person from the Contract as an Owner.
Lifetime Income Date means:  the Contract Anniversary on or after the Covered Person reaches age 65, or the Rider Effective Date if the Covered Person is already age 65 or older at the time the rider is elected.
Withdrawal means:  the amounts partially surrendered as described in the Contract.
Settlement Phase occurs:  when total withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount; and when the Contract Value reduces to zero; and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is greater than zero.
Note: Illustrations of how the Guaranteed Minimum Withdrawal Benefit rider works are provided in Appendix B to this Prospectus.
DESCRIPTION OF THE GMWB RIDER
If you are concerned that poor investment performance or market volatility in the Subaccounts may adversely impact the amount of money you can withdraw from the Contract, we offer for an additional charge an optional GMWB rider.  The GMWB provides alternative guarantees - which guarantee you receive depends on the amount of the withdrawals you take and the age of the Covered Person.  First, the GMWB guarantees the return of all of the amounts you have invested in the Contract, as long as you limit your withdrawals each Contract Year to the Guaranteed Withdrawal Amount (this guarantee is available both before and after the Lifetime Income Date).  Second, on and after the Lifetime Income Date, as long as you limit your annual withdrawals to the Lifetime Income Amount, the GMWB guarantees you annual payments of that amount for the rest of the Covered Person's life, no matter how long the Covered Person lives, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.  However, the maximum amount you may be able to withdraw as a Lifetime Income Amount may be less than if you continued to take withdrawals as a Guaranteed Withdrawal Amount.
Example:
Assume that you purchase a Contract with the GMWB when you are 55.  Your initial premium payment is $100,000.  You make annual withdrawals in each of the next ten years equal to the Guaranteed Withdrawal Amount, or $5,000 (5% of the initial premium payment of $100,000).  Assuming 0% net investment experience and no annual bonus amounts credited during each of the ten years, after the 10th Contract Year your Contract Value will be $50,000 and your Guaranteed

Withdrawal Balance will be $50,000.  You are the Covered Person under the Contract and are now 65 years old.  You have reached the Lifetime Income Date.  If, in each Contract Year thereafter, you limited your annual withdrawals to the Lifetime Income Amount of $2,500 (5% of $50,000 on the Lifetime Income Date), you would be eligible to receive the Lifetime Income Amount of $2,500 annually for the rest of your life.  However, if you continued to withdraw $5,000 annually, you would be guaranteed to receive back your entire $100,000 initial premium payment because your annual withdrawals did not exceed the Guaranteed Withdrawal Amount.  You would then not be guaranteed to receive the Lifetime Income Amount annually for the rest of your life, because your annual withdrawals exceeded the Lifetime Income Amount of $2,500.
The GMWB does not guarantee Contract Value or the performance of any investment option.
IMPORTANT CONSIDERATIONS
•	If your annual withdrawals are greater than the Guaranteed Withdrawal Amount or the Lifetime Income Amount (after the Lifetime Income Date), the value of the GMWB rider may be significantly reduced.
•	You must allocate all premiums and Contract Value to the Investment Strategy (described below) on and after the Rider Effective Date.
•	To maximize your potential to receive payments under the GMWB rider, you must limit your withdrawals to withdrawals that are not Excess Withdrawals each Contract Year and allocate your Contract Value according to the Investment Strategy options described below. These restrictions are intended to minimize the risk that your Contract Value will be reduced to zero before death, thereby requiring us to make settlement payments.
•	Accordingly, a significant risk against which the rider protects, i.e., that your Contract Value will reduce to zero (other than due to an Excess Withdrawal) while you are alive, may be minimal.
•	Moreover, because these restrictions lessen the risk that your Contract Value will be reduced to zero while you are still alive, they also significantly reduce the risk that we will make any settlement payments.
•	In fact, if your Contract's investment performance over time is sufficient to generate gains that can sustain periodic withdrawals equal to or greater than the Guaranteed Withdrawal Balance, then your Contract Value will never be reduced to zero and we will never make settlement payments.
•	For certain Designated Subaccounts, risk and volatility mitigation is part of the Portfolio's investment strategy. That investment strategy could reduce your investment return.
•	The GMWB rider will end on the Maturity Date unless we are making payments under the Settlement Phase of the GMWB rider.
•	We do not automatically increase your Guaranteed Withdrawal Balance when your Contract appreciates in value. We will only increase your Guaranteed Withdrawal Balance if you pay an additional premium or if there is a step-up or bonus.
•	Please remember that all withdrawals, including those made under the GMWB rider, reduce your Contract Value and death benefit, may result in receipt of taxable income to the Owner under federal and state law, and if made before the Owner attains age 59½, may be subject to a 10% penalty tax.
•	Withdrawals under the GMWB rider are not annuity payments. Annuity payments generally receive more favorable tax treatment than withdrawals. (See "FEDERAL TAX ISSUES")
•	You will begin paying the GMWB rider charge as of the Rider Effective Date, even if you do not begin taking withdrawals for many years.
•	If the Covered Person dies or is no longer an Owner, Beneficiary, or Annuitant of the Non-Qualified Contract or is no longer an Owner of the Qualified Contract, the Lifetime Income Amount reduces to zero.
•	To receive the full benefit of withdrawals for your lifetime, your Contract Value must be reduced to zero and the Annuitant must be living at that time.
•	You may not make additional premium payments during the GMWB rider's Settlement Phase.
•	If you choose to not take withdrawals equal to or less than the Guaranteed Withdrawal Amount during each Contract Year, the remaining Guaranteed Withdrawal Amount may not be carried forward to any other Contract Year.
•	The GMWB rider may not be available in all states, and we may otherwise limit its availability.
•	If the Covered Person is the Owner and the Owner dies before the Settlement Phase, the Lifetime Income Amount will reduce to zero. The benefits provided by this rider will only continue if the Beneficiary is the surviving spouse of the Owner, the death benefit or the Guaranteed Withdrawal Balance is greater than zero at the time the death benefit is determined, and the Beneficiary does not take the death benefit under the terms of the Contract.
•	Inflation may impact the value of the GMWB rider.
•	The addition of the GMWB rider to your Contract will not automatically cancel any Systematic Partial Surrender Plan you have established. Since withdrawals more than your Guaranteed Withdrawal Amount may significantly reduce or eliminate your ability to make withdrawals on and after the Lifetime Income Date, you should consider adjusting your existing Systematic Partial Surrender Plan.

•	Withdrawals for more than your Guaranteed Withdrawal Amount may eliminate your ability to make withdrawals on or after the Lifetime Income Date and, if certain conditions are met, may increase the likelihood that your Contract could be terminated.
•	Any amount we pay in excess of your Contract Value is subject to our financial strength and claims-paying ability.
You should not purchase the GMWB if:
•	you expect to take annual withdrawals in excess of the Guaranteed Withdrawal Amount or the Lifetime Income Amount (after the Lifetime Income Date) because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit;
•	you are primarily interested in maximizing the Contract's potential for long-term accumulation rather than building a Guaranteed Withdrawal Balance that will provide guaranteed withdrawals;
•	your Contract is a Qualified Contract that has withdrawal restrictions that prevent you from taking withdrawals; or
•	you do not expect to take withdrawals.
In considering whether to purchase the GMWB rider, you must consider your desire for protection and the cost of the rider versus the possibility that had you not purchased the GMWB rider, your Contract Value may have been higher.  The rider may not be appropriate for you if you plan to take Excess Withdrawals.  You should consult your financial professional to discuss whether the GMWB rider suits your needs.
WHEN TO TAKE WITHDRAWALS
You should carefully consider when to begin taking withdrawals if you have elected the GMWB rider.  If you begin taking withdrawals too soon, you may limit the value of the GMWB rider.  For example, you may not be able to increase your Guaranteed Withdrawal Balance and you may lose the potential for increases though step-ups and bonuses.  If you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.
PURCHASING THE GMWB RIDER
You may elect the GMWB rider at the time you purchase a Contract or the rider may be added to an existing Contract provided:
•	the rider is available for sale in the state where the Contract is sold;
•	you limit your investment of premiums and Contract Value to the Investment Strategy options we make available with the rider;
•	the Covered Person has attained age 20 and has not yet attained age 81; and
•	the Contract does not have a loan balance.
We reserve the right to refuse to issue the GMWB rider at our sole discretion.
GUARANTEED WITHDRAWAL BALANCE
The Guaranteed Withdrawal Balance is used to calculate the Guaranteed Withdrawal Amount and Lifetime Income Amount.  Your Guaranteed Withdrawal Balance is not permitted to exceed $5 million.  The initial Guaranteed Withdrawal Balance is equal to your initial premium, or if the GMWB rider is added after the Contract Date, the initial Guaranteed Withdrawal Balance is the Contract Value on the Rider Effective Date.  Each time an additional premium is paid, the Guaranteed Withdrawal Balance increases by the amount of the additional premium.  The Guaranteed Withdrawal Balance may also increase as a result of a bonus or step-up and it will decrease as a result of a withdrawal.  (See "BONUS," "STEP-UPS," and "Effect of Withdrawals on the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount")  The Guaranteed Withdrawal Balance is not a cash value or surrender value, is not available to the Owner, Annuitant or Beneficiary, is not a minimum return for any Subaccount, is not a guarantee of Contract Value, and may not be withdrawn as a lump sum.
GUARANTEED WITHDRAWAL AMOUNT
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for withdrawal until the Guaranteed Withdrawal Balance reduces to zero while the GMWB rider is in effect.  The maximum Guaranteed Withdrawal Amount at any time is $250,000.  The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance.

LIFETIME INCOME AMOUNT
The Lifetime Income Amount is the amount we guarantee to be available each Contract Year, on and after the Lifetime Income Date, for withdrawal during the life of the Covered Person while the GMWB rider is in effect.  We determine the initial Lifetime Income Amount on the Lifetime Income Date. The initial Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance at the time we make our determination.  The Lifetime Income Amount reduces to zero upon the death of the Covered Person or upon a change on a Non-Qualified Contract that removes the Covered Person from the Contract as an Owner, Beneficiary, or Annuitant or upon a change on a Qualified Contract that removes the Covered Person from the Contract as an Owner.
Effect of Withdrawals on the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount.  If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals.  If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount (referred to as "Excess Withdrawals"), we will automatically reset the Guaranteed Withdrawal Balance to equal the lesser of:
•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal.
Each time we reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount.
The Guaranteed Withdrawal Amount will equal the lesser of:
•	the Guaranteed Withdrawal Amount immediately prior to the Excess Withdrawal; or
•	5% multiplied by the greater of:
•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately after the Excess Withdrawal.
We do not recalculate your Guaranteed Withdrawal Amount when you make a withdrawal that is less than or equal to the Guaranteed Withdrawal Amount and total withdrawals during that Contract Year remain below or equal to the Guaranteed Withdrawal Amount.
Effect of Withdrawals on the Lifetime Income Amount.  On or after the Lifetime Income Date, we will recalculate the Lifetime Income Amount if a withdrawal causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount (also referred to as "Excess Withdrawals").  The Lifetime Income Amount will be automatically reset to equal the lesser of:
•	the Lifetime Income Amount immediately prior to the Excess Withdrawal; or
•	5% multiplied by the greater of:
•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately after the Excess Withdrawal.
We do not recalculate your Lifetime Income Amount when you make a withdrawal that is less than or equal to the Lifetime Income Amount and total withdrawals during that Contract Year remain below or equal to the Lifetime Income Amount.  In certain circumstances, however, we will not reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or the Lifetime Income Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount and/or Lifetime Income Amount for a Contract Year.  These involve withdrawals taken as Required Minimum Distributions.  (See "REQUIRED MINIMUM DISTRIBUTIONS")
Please note if you take any withdrawals before the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount.  Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount (as long as the Guaranteed Withdrawal Balance has not reduced to zero) your Lifetime Income Amount may be reduced if the amount you withdraw exceeds the Lifetime Income Amount.  You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.
Remember:
•	Excess Withdrawals could reduce your Guaranteed Withdrawal Balance by substantially more than the actual amount of the withdrawal.

•	Excess Withdrawals may significantly reduce or eliminate future Guaranteed Withdrawal Amounts and Lifetime Income Amounts.
BONUS
We will increase the Guaranteed Withdrawal Balance at the end of each Contract Year during the GMWB rider's bonus period if you take no withdrawals during that Contract Year.  The bonus period is the first 10 Contract Years after the Rider Effective Date while the Covered Person is less than age 80.  Each time you qualify for a bonus:
If the Guaranteed Withdrawal Balance was not previously stepped-up or reset, we will increase the Guaranteed Withdrawal Balance by:
•	an amount equal to 5% of total premiums paid (subject to the applicable limits on additional premiums) to the Contract if the rider is issued on the Contract Date; or
•	an amount equal to 5% of the initial Guaranteed Withdrawal Balance, increased by any premiums paid (subject to the applicable limits on additional premiums) since the Rider Effective Date, if this rider is added after the Contract Date.
If the Guaranteed Withdrawal Balance was previously stepped-up or reset, we will increase the Guaranteed Withdrawal Balance by an amount equal to 5% of the sum of the Guaranteed Withdrawal Balance immediately after the latest step-up or reset, and any premiums received since such latest step-up or reset.
Each time we apply a bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount as follows:
•	The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount immediately prior to the bonus or 5% of the Guaranteed Withdrawal Balance immediately after the bonus; and
•	The Lifetime Income Amount will equal the greater of the Lifetime Income Amount immediately prior to the bonus or 5% of the Guaranteed Withdrawal Balance immediately after the bonus.
Bonuses, when applied, will increase the Guaranteed Withdrawal Balance and consequently, will increase the rider charges (because such charges are based on a greater Guaranteed Withdrawal Balance).  Further, bonuses may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.  Bonuses do not increase the Contract Value of the Contract.
STEP-UPS
If the Contract Value on any step-up date is greater than the Guaranteed Withdrawal Balance on that date, we will automatically increase ("step-up") the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Upon a step-up, we will also recalculate the Guaranteed Withdrawal Amount, the Lifetime Income Amount, and the current monthly rider charge percentage.  (See "GMWB RIDER CHARGE")
The Guaranteed Withdrawal Amount will equal the greater of:
•	the Guaranteed Withdrawal Amount immediately prior to the step-up; or
•	5% multiplied by the Guaranteed Withdrawal Balance immediately after the step-up.
The Lifetime Income Amount will equal the greater of:
•	the Lifetime Income Amount immediately prior to the step-up; or
•	5% multiplied by the Guaranteed Withdrawal Balance immediately after the step-up.
We reserve the right to increase the current monthly rider charge percentage up to 0.10%.  If we decide to increase the current monthly rider charge percentage at the time of a step-up, you will receive advance notice and be given the opportunity to decline the automatic step-up.  (See "GMWB RIDER CHARGE")
The step-up dates occur only while the GMWB rider is in effect.  For Contracts with a GMWB Rider with a Rider Effective Date before May 29, 2012, the step-up dates occur on each of the 3rd, 6th, and 9th Contract Anniversaries after the Rider Effective Date.  After the 9th Contract Anniversary, the step-up dates occur on each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the 30th Contract Anniversary after the Rider Effective Date.  For Contracts with a GMWB Rider with a Rider Effective Date of May 29, 2012 or after, the step-up dates occur on each Contract Anniversary after the Rider Effective Date up to and including the 30th Contract Anniversary after the Rider Effective Date.  If you decline an automatic step-up, you will have the option to elect to step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent step-up dates.  If you decide to step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic step-ups.
Please note that the automatic step-up may be of limited benefit if you intend to make premium payments that would cause your Contract Value to approach $5 million, since the Guaranteed Withdrawal Balance is not permitted to exceed $5 million.
Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.
ADDITIONAL PREMIUMS
We will increase the total Guaranteed Withdrawal Balance by the amount of each additional premium we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount:
In the case of the Guaranteed Withdrawal Amount, to equal the greater of the:
•	Guaranteed Withdrawal Amount immediately prior to the premium; or
•	the lesser of:
•	5% of the Guaranteed Withdrawal Balance immediately after the premium; or
•	the Guaranteed Withdrawal Amount immediately prior to the premium plus an amount equal to 5% of the premium.
In the case of the Lifetime Income Amount, to equal the greater of the:
•	Lifetime Income Amount immediately prior to the premium; or
•	the lesser of:
•	5% of the Guaranteed Withdrawal Balance immediately after the premium; or
•	the Lifetime Income Amount immediately prior to the premium plus an amount equal to 5% of the premium.
We do not permit additional premiums during a GMWB rider's "Settlement Phase," as described below.
Premium limits on Non-Qualified Contracts.   If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to pay premiums.  On or after the first Contract Anniversary following the Rider Effective Date, we will not accept any additional premium without our prior approval that either:
•	exceeds $100,000; or
•	causes the total of all additional premiums paid since the first Contract Anniversary following the Rider Effective Date to exceed $100,000.
For Non-Qualified Contracts, we reserve the right to refuse to accept additional premiums at any time after the first Contract Anniversary following the Rider Effective Date.
Premium limits on Qualified Contracts.  If we issue your Contract in connection with a tax-qualified retirement plan, including an IRA, we also impose additional limits on your ability to make premium payments:
•	after the first Contract Anniversary after the Covered Person reaches age 65, we will not accept additional premium payments, without our prior approval, that exceed $100,000 or cause the total premiums paid after the first Contract Anniversary following the Rider Effective Date to exceed $100,000; and
•	we will not accept any premium after the Covered Person becomes age 81.
For Qualified Contracts, we reserve the right to refuse to accept additional premiums at any time after the first Contract Anniversary after the Covered Person reaches age 65.
You should consult with a qualified tax adviser prior to electing the GMWB rider for further information on tax rules affecting Qualified Contracts, including IRAs.

Please note that the premium limitations discussed in this section are in addition to the premium limitations discussed under "Purchasing a Contract" earlier in the Prospectus.
INVESTMENT STRATEGY
The Investment Strategy includes the Designated Subaccounts.  If you elect the GMWB rider, you must allocate your Contract Value to one or more of the Designated Subaccounts available to you.  As discussed below, the Designated Subaccounts that are available to you will vary based on your GMWB rider effective date.  (See "AVAILABLE DESIGNATED SUBACCOUNTS")  You must choose one of these available Designated Subaccounts and your initial premium payment (in the case of a new application) or Contract Value, as applicable, will be allocated to the Designated Subaccounts you select.  Subsequent premium payments will also be allocated accordingly.  Contract Value will be rebalanced quarterly to maintain the current allocations.  We selected the Designated Subaccounts to minimize the risk that your Contract Value will be reduced to zero because of guaranteed withdrawals before the Annuitant's death, thereby requiring Kansas City Life to make settlement payments to you during the Settlement Phase.
This rider will remain in effect only if your premium payments and Contract Value are allocated at all times to one or more of the currently available Designated Subaccounts in accordance with the requirements of this rider.  Solely for the purposes of the Dollar Cost Averaging Plan, under our current administrative procedures, we deem the Federated Government Money Fund II Subaccount to be a Designated Subaccount.  (See "AVAILABLE DESIGNATED SUBACCOUNTS")
Unless you request otherwise, withdrawals will be taken in proportion to the Contract Value in the Subaccounts; you may specify the Subaccounts from which a withdrawal is to be made.
You should consult with your financial professional to assist you in determining which Designated Subaccount available with the GMWB rider is best suited for your financial needs and risk tolerance.
AVAILABLE DESIGNATED SUBACCOUNTS
You must allocate your entire Contract Value to one or more of the Designated Subaccounts that are available to you.  Solely for the purposes of the Dollar Cost Averaging Plan, under our current administrative procedures, we deem the Federated Government Money Fund II Subaccount to be a Designated Subaccount.  On a quarterly basis, we will rebalance your entire Contract Value to the Subaccounts in accordance with the percentages specified in the Designated Subaccounts you elected.
Under our Dollar Cost Averaging Plan, you may elect to allocate your premiums and Contract Value over time to one or more of the Designated Subaccounts that you have selected.  If you elect the Dollar Cost Averaging Plan and you have elected the GMWB rider, transfers will occur on a monthly basis for a period you choose, ranging from 3 to 12 months.
We offer Designated Subaccounts with different risk profiles.  You need to determine which Designated Subaccounts are best for you.  You should consult with your financial adviser on this decision.  Your financial adviser can help you determine which Designated Subaccounts are best suited to your financial needs, investment time horizon, and willingness to accept investment risk.  You should periodically review these factors with your financial adviser to determine if you should change Designated Subaccounts to keep up with changes in your personal circumstances.  Your financial adviser can assist you in completing the proper forms to make a change to the Designated Subaccounts you have elected.  You should not regard the Designated Subaccounts as investment advice.  Kansas City Life bears no responsibility for your decision to select or change Designated Subaccounts.
For Contracts with a GMWB Rider with a Rider Effective Date before May 29, 2012
You may allocate your premiums and Contract Value among any of the Designated Subaccounts.  Allocation percentages must be whole percentages only and the total of allocation percentages in the Designated Subaccounts must equal 100%.
The available Designated Subaccounts are:
•	American Funds Insurance Series® Managed Risk Asset Allocation Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk Growth Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk Growth-Income Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk International Fund – Class P2 Shares
•	Fidelity® VIP Freedom 2010 Portfolio – Service Class 2
•	Fidelity® VIP Freedom 2015 Portfolio – Service Class 2

•	Fidelity® VIP Freedom 2020 Portfolio – Service Class 2
•	Fidelity® VIP Freedom Income Portfolio – Service Class 2
•	TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares
For Contracts with a GMWB Rider with a Rider Effective Date of May 29, 2012 or after
You may allocate your premiums and Contract Value among any of the Designated Subaccounts.  Allocation percentages must be whole percentages only and the total of allocation percentages in the Designated Subaccounts must equal 100%.
The available Designated Subaccounts are:
•	American Funds Insurance Series® Managed Risk Asset Allocation Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk Growth Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk Growth-Income Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk International Fund – Class P2 Shares
•	TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares
We periodically evaluate the Designated Subaccounts, and may add, remove, or substitute the Designated Subaccounts that are available to you.
We will notify you at least 30 days in advance of any substitution, removal, or change to a Designated Subaccount that you have selected.  You should carefully review these notices.  If a Designated Subaccount to which you have allocated some or all of your Contract Value is no longer available under the GMWB rider, you must transfer that Contract Value to a Designated Subaccount that is currently available in order to keep the rider in effect.  If you do not wish to make such transfer, you may terminate the GMWB rider.
For more information regarding each Fund that we permit you to invest in through a Designated Subaccount, including information relating to that Fund's investment objectives, policies and restrictions, and the risks of investing in that Fund, please see the "Kansas City Life, the Variable Account and the Funds" section of this Prospectus as well as the Fund's prospectus.  You can obtain a Prospectus containing more complete information on each of the Funds by contacting Variable Administration at 1-800-616-3670.  You should read the Fund's prospectus carefully before investing.
You may transfer your Contract Value among the Designated Subaccounts that are available to you, at any time, by Written Request.  Any change will be effective on the date we receive your Written Request.  You may not make transfers between the Designated Subaccounts and the Fixed Account.  We will waive the restrictions defined in "Transfer Privilege" if the applicable transfer is required under the terms of the GMWB rider.
A Designated Subaccount may not perform as intended.  Investment performance of your Contract Value could be better or worse than expected.  One purpose of requiring you to invest in a Designated Subaccount is to limit Kansas City Life's exposure under the GMWB rider.  This is done by ensuring that your Contract Value is diversified and not concentrated in the riskiest Subaccounts.  You should not purchase the GMWB rider if you wish to allocate your Contract Value in a non-diversified or highly aggressive manner.
The timing of your investment and the frequency of automatic rebalancing may affect performance.  Your Contract Value will fluctuate, and when redeemed, may be worth more or less than the original cost.
If you elect to purchase the GMWB rider you may invest your Contract Value only in the Designated Subaccounts we make available with this benefit.
REQUIRED MINIMUM DISTRIBUTIONS
For purposes of the GMWB rider, withdrawals considered Required Minimum Distributions are distributions within a calendar year that are intended to be paid to you as required by section 401(a)(9), section 403(b)(10), section 408(b)(3), or section 408A(c) of the Internal Revenue Code.

Under our Required Minimum Distributions program, each withdrawal will be in an amount that we determine to be your Required Minimum Distribution under your Contract, considering only that Contract.  Our calculation will be based on information that you provide and our understanding of the Code.  We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.
You should discuss these matters with your tax adviser prior to electing the GMWB rider.
Each withdrawal under our Required Minimum Distributions program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not, however, reset your Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount if a withdrawal under our Required Minimum Distributions program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable.
We will not make any further withdrawals under our Required Minimum Distributions program if both the Contract Value and the Guaranteed Withdrawal Balance reduce to zero. We will make distributions as part of the GMWB rider's Settlement Phase, however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.
Required Minimum Distributions provide minimum lifetime distributions as described or as required under certain sections of the Code.  Withdrawals under our Required Minimum Distributions program will not be treated as Excess Withdrawals and will not reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount.
SETTLEMENT PHASE
We automatically make settlement payments during the GMWB rider's Settlement Phase. The Settlement Phase begins if total withdrawals during the Contract Year:
•	are equal to or less than the Guaranteed Withdrawal Amount; and
•	the Contract Value reduces to zero and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is still greater than zero.
During this phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional riders, terminate. We will not accept additional premiums and we will not deduct any charge for the GMWB rider during the Settlement Phase.
At the beginning of the Settlement Phase, you generally may choose an annual settlement payment amount that we will automatically pay to you. The settlement payment amount we permit you to choose varies:
•	You may choose an amount that is equal to, or no greater than, the Guaranteed Withdrawal Amount if the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Guaranteed Withdrawal Balance each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount. (See "EFFECT OF WITHDRAWALS ON THE LIFETIME INCOME AMOUNT")
•	You may choose to continue to receive distribution payments under the Required Minimum Distribution program if the program is in effect and the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Guaranteed Withdrawal Balance each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero. (See "REQUIRED MINIMUM DISTRIBUTIONS") After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount.
•	We will make annual settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Guaranteed Withdrawal Balance at the beginning of the Settlement Phase.
•	After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. (See "EFFECT OF WITHDRAWALS ON THE LIFETIME INCOME AMOUNT") We do not

recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Required Minimum Distribution program.
Any withdrawal you make under the GMWB rider before the Settlement Phase is a withdrawal from your Contract Value. We are only required to start using our own money to make payments when the GMWB rider Settlement Phase begins.
Withdrawals under the GMWB rider are not annuity payouts.  Annuity payouts generally receive a more favorable tax treatment than other withdrawals.
DEATH BENEFITS
Death benefits before the Settlement Phase
If you die while the GMWB rider is in effect but before the Settlement Phase, the GMWB rider generally will terminate.  This means Kansas City Life will make no more payments under this rider.
However, if (i) you die while the GMWB rider is in effect but before the Settlement Phase, (ii) the sole Beneficiary is your surviving spouse, and (iii) your surviving spouse does not elect to take the death benefit under the terms of the Contract, the following will apply:
If:		Then the GMWB rider:
the Covered Person is no longer alive	•	Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Guaranteed Withdrawal Balance is greater than zero. We will automatically step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date it is determined, if the death benefit on that date is greater than the Guaranteed Withdrawal Balance.
	•	Enters the Settlement Phase if a withdrawal would reduce the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero.
	•	Continues to impose the GMWB rider charge.
	•	Continues to be eligible for any remaining bonuses and step-ups. We will permit the spouse to opt out of the initial death benefit step-up, if any, and any future step-ups if we would increase the rate of the GMWB rider charge at that time.
the Covered Person is alive (e.g. if the Beneficiary is the Covered Person)	•	Continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of the death benefit, we will determine the initial Lifetime Income Amount on the first Contract Anniversary after the Covered Person has reached age 65.
	•	Continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Guaranteed Withdrawal Balance is greater than zero. We will automatically step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date it is determined, if the death benefit on that date is greater than the Guaranteed Withdrawal Balance.
	•	Enters the Settlement Phase if a withdrawal would reduce the Contract Value to zero, and either the Lifetime Income Amount or the Guaranteed Withdrawal Balance is still greater than zero.
	•	Continues to impose the GMWB rider charge.
	•	Continues to be eligible for any remaining bonuses and step-ups. We will permit the spouse to opt out of the initial death benefit step-up, if any, and any future step-ups if we would increase the rate of the GMWB rider charge at that time.

Note that under Qualified Contracts other than IRAs, spousal continuation will not satisfy Required Minimum Distributions. Consult a tax adviser.
Death benefit during the Settlement Phase
If the Covered Person dies during the Settlement Phase, no death benefit under the Contract will be payable.  The only death benefit we provide are the remaining settlement payments that may become due under the GMWB rider.  Those payments will be made at least as rapidly as they were being paid before the death of the Covered Person.

TERMINATION
Although the GMWB rider provides that you may not terminate the rider for five years from the Rider Effective Date, we are currently waiving this provision.  Therefore, you may currently terminate your GMWB rider at any time.
In addition, there are circumstances under which your GMWB rider will terminate automatically.  The GMWB rider will terminate upon the earliest of:
•	the date the Contract terminates for any reason; or
•	the date this rider is cancelled by you; or
•	the date a death benefit is payable upon the death of any Owner, unless the surviving spouse is the sole Beneficiary; or
•	the date a death benefit is payable upon the death of the Owner and the Beneficiary takes the death benefit under the terms of the Contract; or
•	the date a death benefit is payable upon the death of the Annuitant who is not the Owner; or
•	the date an annuity option under the Contract begins; or
•	the date the Contract Value, the Guaranteed Withdrawal Balance, and the Lifetime Income Amount all equal zero; or
•	the date you change the allocation of a subsequent premium payment or transfer Contract Value to an investment option other than to an Investment Strategy option.
Upon termination of the GMWB rider, your Guaranteed Withdrawal Balance will decline to zero, and we will not refund any GMWB rider charge that you previously paid. (See "GMWB RIDER CHARGE") Before cancelling the GMWB rider or taking any other action that would cause the rider to terminate, such as allocating Contract Value to an investment option other than an Investment Strategy option, you should carefully consider your current and future need for the benefits provided by the rider.
GMWB RIDER CHARGE
We charge an additional monthly charge on the Monthly Anniversary Day for the GMWB rider.  The current GMWB rider charge is equal to 0.079% (0.95% annually) multiplied by the Guaranteed Withdrawal Balance.  However, if you elected the GMWB rider before January 1, 2009 and your GWB has not stepped-up since January 1, 2009, the current charge for your GMWB rider is 0.05% (0.60% annually) multiplied by the Guaranteed Minimum Withdrawal Balance.  We deduct the rider charge from each Subaccount in the same proportion that the value of each Subaccount is to the Contract Value.  We do not deduct the rider charge during the GMWB rider's Settlement Phase.
We reserve the right to increase the current monthly rider charge percentage on the effective date of each step-up.  However, the current monthly rider charge percentage will never exceed 0.10% (1.20% annually).
The addition of the GMWB rider to a Contract may not always be in your interest since an additional charge is deducted monthly for this benefit and the Covered Person must attain age 65 and remain living for you to receive certain benefits.  Furthermore, the GMWB rider limits the investment options otherwise available under the Contract, contains age caps and limitations on an Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the payment options described in this Prospectus.  You should carefully consider each of these factors before deciding if the GMWB rider is suitable for your needs, especially at older ages.
FEDERAL TAX ISSUES
The application of certain tax rules to the GMWB rider, particularly those rules relating to distributions from your Contract, are not entirely clear.  In this regard, we intend to treat any amounts received by you under the GMWB rider during the Settlement Phase as annuity payments for tax purposes.  However, we intend to treat the payments made to you prior to the Settlement Phase or to our establishing an annuity date, as withdrawals for tax purposes.  (See "FEDERAL TAX STATUS")  In view of this uncertainty, you should consult a tax adviser before purchasing a GMWB rider.
The value of the GMWB rider may need to be included in calculating Required Minimum Distributions under Qualified Contracts.  Consult a tax adviser.
THE FIXED ACCOUNT
You may allocate some or all of the premiums and transfer some of the Variable Account Value to the Fixed Account.  The percentage of funds allowed in the Fixed Account may not exceed 15% of the total Contract Value at any time.  If a transfer to the Fixed Account causes the value to exceed 15% of the total Contract Value, we have the option to transfer the excess amount to the Federated Government Money Fund II Subaccount.  This transfer will not be charged a Transfer Processing Fee and will not be counted against your total number of free transfers.  You may also make transfers from the Fixed Account, but restrictions may apply.  (See "TRANSFERS FROM FIXED ACCOUNT")  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  We guarantee the amount of premiums paid plus guaranteed interest and less applicable deductions.
Our general account supports our insurance and annuity obligations.  Since the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.
The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940.  The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account.  Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses still apply.
GUARANTEED AND CURRENT INTEREST RATES
There are two interest rates that are applicable to the Fixed Account – the guaranteed interest rate and the current interest rate.  The actual rate credited to the Fixed Account Value is the greater of the guaranteed interest rate and the current interest rate.
Guaranteed interest rate for Contracts issued on or after May 31, 2011, if approved in your state.  The guaranteed interest rate is the minimum interest rate that we will credit to the Fixed Account Value.  We guarantee that this rate will be at least 1% but not more than 3% per year.
We determine the guaranteed interest rate on your Contract Date and on each Redetermination Date thereafter.  The guaranteed interest rate will be in effect from the Contract Date until the first Redetermination Date, and thereafter, from each Redetermination Date until the next Redetermination Date.
The redetermined guaranteed interest rate for the Fixed Account is based on the 5-year Constant Treasury Maturity monthly average rate for November of the previous calendar year published by the Federal Reserve (the "Treasury Rate"). The redetermined guaranteed interest rate for the Fixed Account will be calculated as the Treasury Rate rounded to the nearest five-hundredths of one percent (0.05%) reduced by 1.25%, and will be at least 1% and not more than 3% annually. We will notify you when your guaranteed interest rate is redetermined.
Guaranteed interest rate for Contracts issued before May 31, 2011 and for Contracts issued on and after May 31, 2011 where the guaranteed interest rate described above has not been approved by your state.  The guaranteed interest rate is the minimum interest rate that we will credit to the Fixed Account Value.  The guaranteed interest rate is 3% per year.
Current Interest Rate.  We may credit a current interest rate in excess of the guaranteed interest rate. Current interest rates are influenced by, but do not necessarily correspond to, prevailing market interest rates.  We will determine current interest rates at our discretion.  You assume the risk that the interest rate we credit may not exceed the guaranteed interest rate.  Since we anticipate changing the current interest rate from time to time, we may credit different allocations with different current interest rates, based upon the date amounts are allocated to the Fixed Account.  We will not change the current interest rate credited to funds in the Fixed Account more often than once each year.
For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first out ("LIFO") basis.  We may change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which such amount is received or transferred).
CALCULATION OF FIXED ACCOUNT VALUE
On the Contract Date, the Fixed Account Value is equal to the portion of the premium allocated to the Fixed Account.
On each Valuation Day thereafter, the Fixed Account Value is equal to:
•	Fixed Account Value on the preceding Valuation day; plus
•	amounts allocated or transferred to the Fixed Account; plus
•	interest credited; less

•	amounts deducted, transferred, or surrendered from the Fixed Account since the preceding Valuation Day, including any interest.
TRANSFERS FROM FIXED ACCOUNT
Currently we do not impose a limit on the number of transfers from the Fixed Account or the dollar amount that can be transferred from the Fixed Account (unless the balance after the transfer is less than $250, in which case we will transfer the entire amount.)  The first six transfers during the Contract Year are free.  We will charge a $25 transfer processing fee for all transfers during the Contract Year in addition to the six free ones.
DELAY OF PAYMENT
We have the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date we receive Written Notice for a partial surrender, full surrender, or transfer.  If we do not make the payment within 30 days after we receive the documentation required to complete the transaction, we will add 3% interest to the amount paid from the date we receive documentation.  Some states may require that we pay interest on periods of delay less than 30 days and some states may require us to pay an interest rate higher than 3% when we delay payment Proceeds.
CHARGES AND DEDUCTIONS
SURRENDER CHARGE
This product does not have a surrender charge.
TRANSFER PROCESSING FEE
The first six transfers during each Contract Year are free.  We will assess a transfer processing fee of $25 for each additional transfer during such Contract Year.  For the purpose of assessing the fee, we will consider each Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer.  We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.
ADMINISTRATIVE CHARGES
Annual Administration Fee.  There is no annual administration fee.
Asset-Based Administration Charge.  We will deduct a daily asset-based administration charge from the assets of the Variable Account equal to an annual rate of 0.25%.  This translates to a daily rate of 0.0006849%.  The purpose of this charge is to reimburse us for costs associated with administration of the Contract amounts allocated to the Variable Account. This charge does not apply after the Maturity Date.
MORTALITY AND EXPENSE RISK CHARGE
We will deduct a daily mortality and expense risk charge from the assets of the Variable Account. This charge will be equal to an annual rate of 1.40%.  This translates to a daily rate of 0.0038356%.  The purpose of this charge is to compensate us for assuming mortality and expense risks.  This charge does not apply after the Maturity Date.
The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when we established the guarantees in the Contract.  Because of these guarantees, we provide each payee with the assurance that longevity will not have an adverse effect on the annuity payments received.  The mortality risk we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Maturity Date.  The expense risk we assume is the risk that the asset-based administration charges, and transfer processing fee may be insufficient to cover actual future expenses.
If the mortality and expense risk charge is not enough to cover the actual cost of the mortality and expense risks we undertake, we will bear the loss.  If the amount of such charges proves more than enough, we will keep the excess and this amount will be available for any proper corporate purpose including financing of distribution expenses.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE
We charge an additional monthly charge on the Monthly Anniversary Day for the GMWB rider.  The GMWB rider charge is equal to 0.10%, 1.20% annually (currently 0.079%, 0.95% annually, for GMWB riders elected on and after January 1, 2009 and for GMWB riders elected before January 1, 2009 that have stepped-up since January 1, 2009) multiplied by the Guaranteed Withdrawal Balance.  We deduct the rider charge from each Subaccount in the same proportion that the value of each Subaccount is to the Contract Value.  We do not deduct the rider charge during the GMWB rider's Settlement Phase.
PREMIUM TAXES
Various states and other governmental entities levy a premium tax, currently ranging up to 3.5%, on annuity contracts issued by insurance companies.  Premium tax rates may change from time to time by legislative and other governmental action.  In addition, other governmental units within a state may levy such taxes.
If premium taxes are applicable, we will deduct them upon surrender or when we apply the Contract Proceeds to a payment option or a lump sum payment.
REDUCED CHARGES FOR ELIGIBLE GROUPS
We may reduce the administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity.  We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses.  We will make any reductions in accordance with our rules in effect at the time of the application.  The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:
•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which premiums will be collected from the associated individuals;
•	association's capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.
Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Owner.
OTHER TAXES
We do not currently assess a charge against the Variable Account for federal income taxes. We may make such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us. We may also deduct charges for other taxes attributable to the Variable Account.
LOAN INTEREST CHARGE
If a Contract is a section 403(b) TSA Qualified Contract, Contract loans may be available if permitted by an employer's section 403(b) plan.  A loan interest charge is assessed by crediting a lower rate on amounts held in the loan account as collateral than the rate charged on the loan amount.  The maximum amount of interest we charge on a loan is 8% annually of the loan amount.  The net loan interest charge, which is the difference between the amount charged on any loan amount and the amount credited to the loan account (3% annually), will not exceed 5%.
INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS
The funds deduct investment advisory fees and other expenses.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  These charges are not directly deducted from your Contract Value.  See the prospectuses for the Funds for more information about the investment advisory fees and other expenses.

PAYMENT OPTIONS
The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract.  Payment options are available for use with various types of Proceeds, such as surrender, death or maturity.  We summarize these payment options below.  All of these options are forms of fixed-benefit annuities which do not vary with the investment performance of a separate account.
The Contract ends on the Maturity Date and we will pay the Proceeds to the payee under the payment option selected.  If you have not filed an election of a payment option with us on the Maturity Date, we will pay the Contract Proceeds as a life annuity with payments guaranteed for ten years.
You may also apply Contract Proceeds under a payment option prior to the Maturity Date.  The Beneficiary may also apply a death benefit (upon the Annuitant's death) under a payment option.
Naming different persons as Owner and Annuitant can affect when the death benefit is payable, the amount of the benefit, and who will receive it.  Use care when naming Owners, Annuitants and Beneficiaries, and consult your registered representative if you have questions.
We will deduct any premium tax applicable from Proceeds at the time payments start.  In order for us to pay Proceeds under a payment option or a lump sum, the Contract must be surrendered.
We describe the payment options available below.  The term "payee" means a person who is entitled to receive payment under that option.
If we have options or rates available on a more favorable basis than those guaranteed at the time a payment option is elected, the more favorable benefits will apply.
ELECTION OF OPTIONS
You may elect, revoke or change an option at any time before the Maturity Date while the Annuitant is living. If the payee is not the Owner, we must provide our consent for the election of a payment option.  If an election is not in effect at the Annuitant's death or if payment is to be made in one sum under an existing election, the Beneficiary may elect one of the options after the Annuitant's death.
An election of a payment option and any revocation or change must be made by Written Notice.  Proceeds of at least $2,000 are required for all payment options.  You may not elect an option if any periodic payment under the election would be less than $50.  We may make payments less frequently so that each payment is at least $50.  Subject to this condition, we will make payments annually or monthly at the end of such period.
DESCRIPTION OF OPTIONS
Option 1: Interest Payments.  We will make guaranteed interest payments to the payee annually or monthly as elected.  We will pay interest on the Proceeds at the guaranteed rate per year.  We may pay additional interest annually.  The Proceeds and any unpaid interest may be withdrawn in full at any time.
Option 2: Installments of a Specified Amount.  We will make annual or monthly payments until the Proceeds plus interest are fully paid.  We will pay interest on the Proceeds at the guaranteed rate per year.  We may pay additional interest.
Option 3: Installments for a Specified Period.  We will pay the Proceeds in equal annual or monthly payments for a specified number of years.  We will pay interest on the Proceeds at the guaranteed rate per year.  We may also pay additional interest. If no minimum guaranteed payment period is chosen, it is possible for an Annuitant who dies after the first payment to receive only one annuity payment.
Option 4: Life Income.  We will pay an income during the payee's lifetime.  A minimum guaranteed payment period may be chosen.  Another form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.
Option 5: Joint and Survivor Income.  We will pay an income during the lifetime of two persons and will continue to pay an income as long as either person is living.  The minimum guaranteed payment period is ten years.

Choice of Options:  You may choose an option by Written Notice during the Annuitant's lifetime.  If an option for payment of Proceeds is not in effect at the Annuitant's death, the Beneficiary may make a choice.
Options 1, 2, and 3 may not satisfy the minimum required distribution for a Qualified Contract.  Consult a tax adviser.  If you elect option 2 or 3 and withdraw the unpaid installments, our obligations under the payment option will end.
YIELDS AND TOTAL RETURNS
YIELDS
From time to time, we may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts.  These figures are based on historical earnings and do not indicate or project future performance.  Each Subaccount may, from time to time, advertise or include in sales literature performance relative to certain performance rankings and indices compiled by independent organizations.  More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.
Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds.  The Funds' performance reflects the Funds' expenses.  (See the prospectuses for the Funds)
The yield of the Federated Government Money Fund II Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period.  The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment.  The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested.  The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
The yield of a Subaccount (except the Federated Government Money Fund II Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period.  The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.
TOTAL RETURNS
Standard Subaccount Average Annual Total Return.  The average annual total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time, each beginning with a period measured from the date the Subaccount commenced operations.  When a Subaccount has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.
The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which standard subaccount average annual total return quotations are provided.  Standard subaccount average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.  This standardized average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (excluding any deductions for premium taxes).
Adjusted Historic Portfolio Average Annual Total Returns.  In addition to the standard version described above, other total return performance information computed on two different bases may be used in advertisements.  For periods prior to the date the Variable Account commenced operations, performance information for Contracts funded by the Subaccounts will be calculated based on the performance of the Funds' Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds' Portfolios, adjusted for current Contract charges.  In addition, we may from time to time disclose standard subaccount average annual total return in non-standard formats and cumulative total return for Contracts funded by Subaccounts.
We will only disclose other total returns if we also disclose the standard average annual total returns for the required periods.  For additional information regarding the calculation of performance data, please refer to the Statement of Additional Information.

FEDERAL TAX STATUS
INTRODUCTION
The following discussion is general in nature and is not intended as tax advice.  Each person concerned should consult a competent tax adviser.  No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.
When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money-generally for retirement purposes.  If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your Contract is called a Qualified Contract.  If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.  The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.
TAXATION OF NON-QUALIFIED CONTRACTS
Non-Natural Person.  If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any annual increases in the Contract Value.  There are some exceptions to this rule and a prospective Owner that is not a natural person should discuss these with a tax adviser.
The following discussion generally applies to Contracts owned by natural persons.
Withdrawals.  When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time.  In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.
Penalty Tax on Certain Withdrawals.  In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income.  In general, however, there is no penalty on distributions:
•	made on or after the taxpayer reaches age 59½;
•	made on or after the death of an Owner;
•	attributable to the taxpayer's becoming disabled; or
•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary.
Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.  You should consult a tax adviser with regard to exceptions from the penalty tax.  A similar penalty tax, and additional exceptions, may apply to Qualified Contracts.
Medicare Tax. Distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts.  Please consult a tax advisor for more information.
Annuity Payments.  Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start.  Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.
Partial Annuitization.  Under a new tax provision enacted in 2010, if part of an annuity contract's value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals.  None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of Death Benefit Proceeds.  Amounts may be distributed from a Contract because of your death or the death of the Annuitant other than the owner.  Generally, such amounts are includible in the income of the recipient as follows:  (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.
Transfers, Assignments or Exchanges of a Contract.  A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the owner, the selection of certain Maturity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein.  An Owner contemplating any such transfer, assignment or exchange should consult a tax adviser as to the tax consequences.
Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.
Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.
Further Information. We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption.  Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."
TAXATION OF QUALIFIED CONTRACTS
The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.  Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract.  Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan.  The "investment in the contract" generally equals the amount of any non-deductible premiums paid by or on behalf of any individual.  In many cases, the "investment in the contract" under a Qualified Contract can be zero.
Individual Retirement Accounts (IRAs), as defined in sections 219 and 408 of the Code, permit individuals to make annual contributions in 2017 of up to the lesser of $5,500 (or $6,500 if you are age 50 or over) or the amount of compensation includible in the individual's gross income for the year.  The contributions may be deductible in whole or in part, depending on the individual's income.  Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits.  Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.
The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit provisions in the Contract comports with IRA qualification requirements.  The value of the enhanced death benefits may need to be considered in calculating minimum required distributions.
SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation in 2017 up to $12,500 (or $15,500 if you are age 50 or over).  The sponsoring employer is required to make matching or non-elective contributions on behalf of employees.  Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income.  Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.
Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA.  A conversion of an IRA to a Roth IRA is generally subject to tax.  The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.  Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning in the year in which the conversion was made.
Corporate pension and profit-sharing plans under section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees.  Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.
The Contract includes a death benefit that in some cases may exceed the greater of the premium payments or the Contract Value.  The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan.  Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should contact their tax adviser.
Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Contract that will provide an annuity for the employee's retirement.  These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, severance from employment, death or disability.  Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.  For Contracts issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer's section 403(b) plan.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.  The Contract includes a death benefit that in some cases may exceed the greater of the premium payments or the Contract Value.  The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b).  Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should contact their tax adviser.  If your Contract was issued pursuant to a section 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance.  We will defer such payments you request until all information required under the tax law has been received.  By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other section 403(b) contracts or accounts you have under the section 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Other Tax Issues.  Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions.  You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules.
Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability.  The withholding rate varies according to the type of distribution and the Owner's tax status.  The Owner will be provided the opportunity to elect not to have tax withheld from distributions.
Taxable "eligible rollover distributions" from section 401(a) plans and section 403(b) annuities are subject to a mandatory federal income tax withholding of 20%.  An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Code, to an employee (or employee's spouse or former spouse as Beneficiary or alternate payee), distributions in a specified annuity form, or hardships distributions.  The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee's spouse or former spouse as beneficiary or alternate payee) chooses a "direct rollover" from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a "direct rollover" from the plan to an IRA established by the direct rollover.
Distributions that are rolled over from an IRA to another IRA within 60 days are not immediately taxable; however, only one such rollover is permitted each year.  Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned.  The limit will apply by aggregating all of an individual's IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit.  This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

FEDERAL ESTATE TAXES, GIFT AND GENERATION-SKIPPING TRANSFER TAXES
While no attempt is being made to discuss in detail the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate.  Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary.  Consult an estate-planning adviser for more information.
Under certain circumstances, the Code may impose a generation-skipping transfer ("GST") tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
For 2017, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,490,000 and 40%, respectively.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies.  In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence.  Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.  We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Contract Owners currently receive.  We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.
FOREIGN TAX CREDITS
We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.
SALE OF THE CONTRACTS
We have entered into an Underwriting Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts.  Sunset Financial sells the Contracts through its registered representatives.  Sunset Financial also may enter into selling agreements with other broker-dealers that in turn may sell the Contracts through their registered representatives.
We pay commissions to Sunset Financial for the sale of the Contracts by its registered representatives as well as selling firms.  Sunset Financial will receive commissions of up to 1.95% of premiums paid.  In addition, we may pay an asset-based commission of an amount up to 0.80% in years two and beyond.  Additional amounts may be paid in certain circumstances.  Sunset Financial may pay additional compensation from its own resources to broker-dealers based on the level of Contract sales or premium payments.  Sunset Financial does not retain any override as principal underwriter for the Contracts.  However, under the Distribution Agreement with Sunset Financial, we pay the following sales expenses:  registered representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial's operating and other expenses.
Sunset Financial registered representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers.  These programs include conferences, seminars, meals, entertainment, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements.  Sales of the Contracts may help registered representatives and their managers qualify for such benefits.  Because they are also appointed insurance agents of Kansas City Life, Sunset Financial registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.
Other selling broker-dealers may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives.  These programs may also include other types of cash and non-cash compensation and other benefits.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
American Century Variable Portfolios II, Inc., American Funds Insurance Series®, Columbia Funds Variable Series Trust II, Federated Insurance Series, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, and Northern Lights Variable Trust each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial's obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.
Commissions and other incentives or payment described above are not charged directly to Contract Owners or the Variable Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that Owners do pay directly or indirectly.
LEGAL PROCEEDINGS
The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.
Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company's business, results of operations or financial position.
BUSINESS DISRUPTION AND CYBER SECURITY RISKS
We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value.  For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate accumulation unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value.  There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
COMPANY HOLIDAYS
We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.
CHANGE OF ADDRESS NOTIFICATION
To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.
FINANCIAL STATEMENTS
The following financial statements for Kansas City Life Insurance Company are included in the Statement of Additional Information:
•	consolidated balance sheets as of December 31, 2016 and 2015; and
•	related consolidated statements of comprehensive income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2016.
The following financial statements for the Variable Account are included in the Statement of Additional Information:
•	statement of net assets as of December 31, 2016; and
•	related statement of operations for the period or year ended December 31, 2016, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2016, and financial highlights for each of the periods or years in the five-year period ended December 31, 2016.
Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life's invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life's invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life's financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life's financial statements as having an effect on the investment performance of the assets held in the Variable Account.

APPENDIX A - CONDENSED FINANCIAL INFORMATION
The unit values (in dollars) and the number of accumulation units for each Subaccount for the periods shown are as follows:
	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-16	12-31-16	1-1-16	12-31-15	12-31-15	1-1-15	12-31-14	12-31-14	1-1-14	12-31-13	12-31-13	1-1-13
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares	1,273	20.96	20.14	1,469	20.56	19.89	1,469	19.91	18.52	255	18.67	13.88
Invesco V.I. Core Equity Fund – Series I Shares	NA	23.15	20.90	NA	21.20	22.81	NA	22.87	21.27	NA	21.50	17.23
Invesco V.I. Technology Fund – Series I Shares	363	25.54	25.25	363	25.82	24.58	487	24.57	22.26	363	22.49	18.81
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I	1,110	34.83	33.57	2,124	34.16	33.96	2,244	34.07	31.69	1,899	32.03	25.45
VP Income & Growth Fund – Class I	2,992	25.25	22.12	3,062	22.40	24.13	3,950	24.13	21.59	2,646	21.81	16.70
VP International Fund – Class I	3,836	19.58	20.62	4,195	21.00	21.12	5,937	21.19	22.52	5,818	22.80	19.29
VP Mid Cap Value Fund – Class I	804	22.86	18.59	1,764	18.78	19.37	2,019	19.37	16.74	1,370	16.92	13.50
VP Ultra® Fund – Class I	697	21.83	20.59	580	20.99	20.03	838	20.08	18.41	904	18.56	14.11
VP Value Fund – Class I	8,114	28.71	23.77	8,836	24.02	25.43	11,408	25.40	22.62	12,808	22.84	18.03
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II	12,905	12.81	12.47	14,315	12.44	13.04	23,186	12.97	12.80	28,379	12.76	14.12

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-16	12-31-16	1-1-16	12-31-15	12-31-15	1-1-15	12-31-14	12-31-14	1-1-14	12-31-13	12-31-13	1-1-13
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares	NA	10.59	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Capital Income Builder® – Class 2 Shares	NA	9.95	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Global Bond Fund – Class 2 Shares	NA	9.45	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Global Growth Fund – Class 2 Shares	NA	10.30	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Growth-Income Fund – Class 2 Shares	NA	10.85	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
New World Fund® – Class 2 Shares	NA	10.36	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares	15,658	10.50	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares	NA	10.59	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Managed Risk Growth Fund – Class P2 Shares	NA	10.43	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Managed Risk Growth-Income Fund – Class P2 Shares	NA	10.47	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Managed Risk International Fund – Class P2 Shares	NA	9.81	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-16	12-31-16	1-1-16	12-31-15	12-31-15	1-1-15	12-31-14	12-31-14	1-1-14	12-31-13	12-31-13	1-1-13
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	11,385	21.31	19.98	17,141	20.27	20.35	11,961	20.38	19.24	12,176	19.39	17.25
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)	2,282	26.04	25.27	1,801	25.71	24.78	2,747	24.81	23.35	3,161	23.54	18.71
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	2,917	48.68	40.55	3,167	41.26	38.04	2,843	38.20	30.77	2,946	31.04	25.86
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)	814	29.76	25.80	872	26.35	27.59	963	27.70	26.23	951	26.62	18.75
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	NA	22.66	20.93	227	21.23	22.07	230	22.13	20.58	236	20.81	17.89
Opportunistic Small Cap Portfolio – Initial Shares	1,159	21.62	18.10	1,956	18.56	19.11	1,273	19.31	19.12	985	19.32	13.62
Dreyfus Stock Index Fund, Inc. – Initial Shares	20,104	27.06	24.05	26,377	24.42	24.55	27,444	24.55	21.82	27,236	22.01	17.38
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	364	24.91	22.43	364	22.77	23.91	519	23.91	21.20	446	21.42	16.62

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-16	12-31-16	1-1-16	12-31-15	12-31-15	1-1-15	12-31-14	12-31-14	1-1-14	12-31-13	12-31-13	1-1-13
Federated Insurance Series
Federated Managed Tail Risk Fund II – P	2,807	11.89	12.44	2,625	12.57	13.63	3,947	13.63	13.89	2,182	13.99	12.55
Federated High Income Bond Fund II – P	20,392	23.88	21.02	22,202	21.09	22.00	22,691	22.00	21.78	23,491	21.78	20.78
Federated Government Money Fund II – S	16,989	9.34	9.49	39,099	9.49	9.65	27,917	9.65	9.81	24,799	9.81	9.98
Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio – Service Class 2	5,145	15.57	14.32	6,963	14.55	14.72	7,905	14.73	13.30	7,918	13.42	10.69
VIP Freedom Income Portfolio – Service Class 2	17,088	11.75	11.39	19,437	11.44	11.69	12,711	11.70	11.46	7,582	11.48	11.14
VIP Freedom 2010 Portfolio – Service Class 2	12,647	12.69	12.13	13,227	12.22	12.49	13,227	12.49	12.14	11,632	12.19	11.05
VIP Freedom 2015 Portfolio – Service Class 2	9,614	12.70	12.06	11,156	12.18	12.43	11,887	12.44	12.05	10,869	12.11	10.91
VIP Freedom 2020 Portfolio – Service Class 2	23,223	12.52	11.84	24,979	11.97	12.22	6,404	12.23	11.83	6,454	11.88	10.57
VIP Freedom 2025 Portfolio – Service Class 2	368	13.02	12.28	6,306	12.43	12.68	6,306	12.70	12.24	NA	12.31	10.62
VIP Freedom 2030 Portfolio – Service Class 2	151	12.67	11.86	214	12.03	12.27	323	12.29	11.84	327	11.93	10.15
VIP Freedom 2035 Portfolio – Service Class 2	NA	15.03	14.01	NA	14.24	14.52	NA	14.55	14.02	NA	14.13	11.75
VIP Freedom 2040 Portfolio – Service Class 2	NA	15.10	14.08	NA	14.31	14.59	NA	14.62	14.08	NA	14.19	11.76
VIP Freedom 2045 Portfolio – Service Class 2	NA	15.19	14.16	NA	14.39	14.67	NA	14.71	14.16	NA	14.28	11.76
VIP Freedom 2050 Portfolio – Service Class 2	1,899	15.22	14.19	1,899	14.41	14.70	1,899	14.74	14.19	892	14.31	11.76

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-16	12-31-16	1-1-16	12-31-15	12-31-15	1-1-15	12-31-14	12-31-14	1-1-14	12-31-13	12-31-13	1-1-13
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2	2,076	18.77	18.71	3,340	18.99	19.31	4,276	19.20	16.91	4,684	16.97	17.08
Franklin Small-Mid Cap Growth VIP Fund – Class 2	368	26.62	25.34	554	25.79	26.89	510	26.94	25.21	137	25.48	19.20
Templeton Developing Markets VIP Fund – Class 2	1,955	25.43	21.34	3,081	21.89	27.56	3,102	27.68	30.57	3,117	30.72	32.00
Templeton Foreign VIP Fund – Class 2	8,095	20.42	18.73	8,045	19.22	20.77	9,287	20.89	23.58	9,149	23.90	20.05
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio –Class 1 Shares	5,051	33.56	29.32	5,358	29.61	30.90	6,522	30.92	27.05	6,273	27.31	21.47
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	6,498	34.34	28.20	7,133	28.90	30.90	7,205	31.02	28.49	6,246	28.78	21.13
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	2,066	27.60	24.65	2,014	25.06	25.22	2,009	25.26	22.35	1,250	22.55	17.26

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-16	12-31-16	1-1-16	12-31-15	12-31-15	1-1-15	12-31-14	12-31-14	1-1-14	12-31-13	12-31-13	1-1-13
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares	1,647	32.38	31.24	1,919	31.85	30.08	1,650	30.11	27.86	1,998	28.09	21.42
MFS® Research Series – Initial Class Shares	1,449	28.99	26.44	1,485	26.86	27.08	2,206	27.08	24.75	1,680	24.99	19.67
MFS® Total Return Bond Series – Initial Class Shares	21,715	15.39	15.01	20,843	14.99	15.32	26,560	15.29	14.71	30,984	14.68	15.06
MFS® Total Return Series – Initial Class Shares	39,447	20.31	18.67	42,918	18.82	19.20	46,670	19.20	17.89	46,497	17.99	15.59
MFS® Utilities Series – Initial Class Shares	15,542	40.74	36.88	20,132	37.14	44.39	21,429	44.17	39.32	14,817	39.83	34.18
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares	10,902	16.56	15.52	10,909	15.52	16.09	13,349	16.08	15.84	15,340	15.83	15.85
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	48,251	10.78	10.21	36,783	10.29	10.94	15,698	10.95	10.73	18,729	10.80	10.30
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	20,353	10.76	10.18	29,425	10.30	11.49	24,225	11.52	11.42	13,830	11.56	10.34
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	6,856	11.00	10.35	14,044	10.47	11.35	13,615	11.37	11.14	NA	11.24	10.32

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	1-1-10	12-31-09	12-31-09	1-1-09
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares	255	13.54	12.45	372	12.23	13.64	333	13.50	12.04	333	11.89	10.23
Invesco V.I. Core Equity Fund – Series I Shares	NA	16.91	15.40	NA	15.10	15.49	NA	15.36	14.43	NA	14.25	11.65
Invesco V.I. Technology Fund – Series I Shares	385	18.27	16.90	778	16.70	18.14	475	17.88	15.22	789	14.98	10.06
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I	1,663	24.87	22.01	2,440	21.80	24.10	4,468	23.70	18.74	4,725	18.35	14.04
VP Income & Growth Fund – Class I	2,113	16.32	14.67	3,149	14.46	14.40	4,471	14.26	12.89	4,713	12.70	11.25
VP International Fund – Class I	5,618	18.93	16.29	8,560	15.89	18.55	9,565	18.36	16.92	8,830	16.48	12.75
VP Mid Cap Value Fund – Class I	424	13.22	11.66	424	11.55	11.91	424	11.83	10.16	424	10.08	8.05
VP Ultra® Fund – Class I	988	13.76	12.49	1,051	12.28	12.49	1,648	12.36	10.99	1,718	10.82	8.42
VP Value Fund – Class I	15,338	17.63	15.88	23,940	15.64	15.90	24,645	15.74	14.32	21,502	14.11	12.30
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II	26,351	14.18	13.41	33,310	13.42	12.19	30,087	12.21	11.82	22,417	11.81	10.76

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	1-1-10	12-31-09	12-31-09	1-1-09
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Capital Income Builder® – Class 2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Global Bond Fund – Class 2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Global Growth Fund – Class 2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Growth-Income Fund – Class 2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
New World Fund® – Class 2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Managed Risk Growth Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Managed Risk Growth-Income Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Managed Risk International Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	1-1-10	12-31-09	12-31-09	1-1-09
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	18,213	16.94	16.15	20,381	15.88	16.61	21,518	16.45	15.24	36,303	14.99	11.23
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)	3,617	18.28	16.94	4,374	16.72	18.21	3,473	17.94	14.54	2,067	14.24	10.08
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	3,109	25.15	24.15	3,487	23.89	25.68	4,087	25.43	22.83	3,589	22.52	14.90
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)	1,518	18.26	16.01	1,990	15.77	17.82	2,072	17.63	14.22	2,085	13.98	10.83
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	2,612	17.47	16.28	2,612	16.09	15.08	2,607	15.00	13.43	3,528	13.22	11.26
Opportunistic Small Cap Portfolio – Initial Shares	1,517	13.22	11.33	1,530	11.15	13.41	1,523	13.16	10.46	1,586	10.20	8.37
Dreyfus Stock Index Fund, Inc. – Initial Shares	23,539	16.95	15.12	28,802	14.89	15.02	28,264	14.85	13.36	25,145	13.15	10.92
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	155	16.21	14.97	155	14.72	14.97	155	14.83	13.31	155	13.13	10.32

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	1-1-10	12-31-09	12-31-09	1-1-09
Federated Insurance Series
Federated Managed Tail Risk Fund II – P	2,164	12.22	11.44	2,215	11.27	12.23	2,273	12.10	11.13	2,321	10.88	9.87
Federated High Income Bond Fund II – P	26,321	20.70	18.46	16,235	18.35	17.79	15,416	17.74	15.79	13,671	15.72	10.49
Federated Government Money Fund II – S	20,740	9.98	10.14	43,595	10.14	10.31	57,268	10.31	10.48	107,273	10.48	10.61
Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio – Service Class 2	8,338	10.42	9.25	14,642	9.12	9.64	15,629	9.53	8.45	18,089	8.29	6.43
VIP Freedom Income Portfolio – Service Class 2	7,797	11.10	10.66	959	10.62	10.68	902	10.65	10.14	250	10.09	9.00
VIP Freedom 2010 Portfolio – Service Class 2	547	10.95	10.07	1,992	9.97	10.25	1,445	10.18	9.30	1,445	9.20	7.64
VIP Freedom 2015 Portfolio – Service Class 2	2,323	10.79	9.90	4,645	9.81	10.08	2,144	10.02	9.14	10,008	9.03	7.45
VIP Freedom 2020 Portfolio – Service Class 2	6,943	10.45	9.49	7,394	9.39	9.74	7,455	9.67	8.72	7,840	8.60	6.92
VIP Freedom 2025 Portfolio – Service Class 2	NA	10.46	9.38	635	9.26	9.73	662	9.64	8.61	NA	8.49	6.78
VIP Freedom 2030 Portfolio – Service Class 2	327	9.99	8.94	948	8.82	9.31	2,016	9.23	8.23	9,509	8.09	6.41
VIP Freedom 2035 Portfolio – Service Class 2	NA	11.54	10.23	475	10.06	10.79	NA	10.68	NA	NA	NA	NA
VIP Freedom 2040 Portfolio – Service Class 2	NA	11.55	10.23	NA	10.06	10.80	NA	10.69	NA	NA	NA	NA
VIP Freedom 2045 Portfolio – Service Class 2	NA	11.55	10.20	NA	10.03	10.81	NA	10.69	NA	NA	NA	NA
VIP Freedom 2050 Portfolio – Service Class 2	893	11.53	10.17	893	9.99	10.83	NA	10.71	NA	NA	NA	NA

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	1-1-10	12-31-09	12-31-09	1-1-09
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2	3,704	16.86	13.61	3,918	13.46	14.67	2,997	14.50	12.14	2,696	12.18	10.34
Franklin Small-Mid Cap Growth VIP Fund – Class 2	34	18.75	17.39	512	17.20	18.58	512	18.37	14.87	794	14.63	10.73
Templeton Developing Markets VIP Fund – Class 2	3,143	31.52	29.07	3,228	28.32	34.55	3,987	34.22	30.24	5,484	29.58	18.03
Templeton Foreign VIP Fund – Class 2	10,804	19.76	17.45	14,476	16.99	19.50	14,029	19.33	18.49	11,143	18.13	13.70
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio –Class 1 Shares	6,708	20.99	17.85	12,161	17.73	17.82	12,132	17.64	14.71	11,437	14.53	11.92
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	6,670	20.56	17.74	9,720	17.46	19.02	8,922	18.64	15.24	8,584	14.90	12.52
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	1,921	16.83	14.80	1,233	14.54	15.24	1,406	15.06	13.70	1,064	13.48	10.67

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	1-1-10	12-31-09	12-31-09	1-1-09
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares	1,603	20.87	18.32	3,488	18.08	18.59	3,811	18.44	16.49	3,808	16.25	12.34
MFS® Research Series – Initial Class Shares	3,019	19.20	16.89	5,499	16.65	17.20	8,258	17.00	15.15	4,823	14.91	11.97
MFS® Total Return Bond Series – Initial Class Shares	37,766	15.08	14.26	40,898	14.29	13.60	33,114	13.60	12.89	26,133	12.87	11.21
MFS® Total Return Series – Initial Class Shares	46,040	15.37	14.18	47,908	14.04	14.11	45,409	14.03	13.10	48,442	12.97	11.33
MFS® Utilities Series – Initial Class Shares	13,041	33.60	30.24	10,564	30.11	28.84	12,870	28.66	25.98	16,288	25.60	20.17
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares	17,067	15.85	14.55	25,326	14.54	14.12	24,462	14.11	13.07	17,312	13.03	10.63
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	7,736	10.18	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	NA	10.14	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	NA	10.17	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-08	12-31-08	1-1-08	12-31-07	12-31-07	1-1-07
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares	333	9.98	17.46	301	17.64	15.99
Invesco V.I. Core Equity Fund – Series I Shares	164	11.29	16.30	1,122	16.43	15.45
Invesco V.I. Technology Fund – Series I Shares	789	9.68	17.36	5,262	17.73	16.80
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I	6,004	13.61	25.50	3,938	25.72	17.90
VP Income & Growth Fund – Class I	4,883	10.93	16.77	11,807	16.99	17.21
VP International Fund – Class I	10,205	12.52	22.94	8,498	23.07	20.04
VP Mid Cap Value Fund – Class I	945	7.89	10.44	945	10.60	11.05
VP Ultra® Fund – Class I	1,924	8.18	14.03	4,495	14.21	11.95
VP Value Fund – Class I	22,629	11.97	16.35	31,001	16.62	17.85
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II	28,925	10.89	11.37	20,412	11.25	10.48

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-08	12-31-08	1-1-08	12-31-07	12-31-07	1-1-07
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares	NA	NA	NA	NA	NA	NA
Capital Income Builder® – Class 2 Shares	NA	NA	NA	NA	NA	NA
Global Bond Fund – Class 2 Shares	NA	NA	NA	NA	NA	NA
Global Growth Fund – Class 2 Shares	NA	NA	NA	NA	NA	NA
Growth-Income Fund – Class 2 Shares	NA	NA	NA	NA	NA	NA
New World Fund® – Class 2 Shares	NA	NA	NA	NA	NA	NA
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA
Managed Risk Growth Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA
Managed Risk Growth-Income Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA
Managed Risk International Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-08	12-31-08	1-1-08	12-31-07	12-31-07	1-1-07
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	43,608	10.93	16.13	44,983	16.28	15.21
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)	2,550	9.75	18.89	1,832	19.10	16.63
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	3,689	14.37	22.47	5,249	22.96	20.30
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)	2,336	10.52	17.32	3,164	17.70	17.26
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	3,487	10.97	15.65	3,398	15.83	14.97
Opportunistic Small Cap Portfolio – Initial Shares	2,102	8.23	13.16	2,416	13.40	15.33
Dreyfus Stock Index Fund, Inc. – Initial Shares	26,323	10.58	16.87	31,057	17.12	16.51
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	155	9.98	15.26	127	15.48	14.60

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-08	12-31-08	1-1-08	12-31-07	12-31-07	1-1-07
Federated Insurance Series
Federated Managed Tail Risk Fund II – P	2,104	9.65	14.59	5,375	14.81	16.64
Federated High Income Bond Fund II – P	15,529	10.45	14.36	62,344	14.36	14.13
Federated Government Money Fund II – S	134,569	10.61	10.52	50,119	10.52	10.21
Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio – Service Class 2	18,983	6.22	10.92	43,275	11.04	NA
VIP Freedom Income Portfolio – Service Class 2	2,686	8.95	10.19	NA	10.19	NA
VIP Freedom 2010 Portfolio – Service Class 2	1,445	7.54	10.22	1,445	10.25	NA
VIP Freedom 2015 Portfolio – Service Class 2	10,008	7.34	10.23	NA	10.27	NA
VIP Freedom 2020 Portfolio – Service Class 2	11,950	6.80	10.23	2,052	10.29	NA
VIP Freedom 2025 Portfolio – Service Class 2	NA	6.65	10.23	NA	10.30	NA
VIP Freedom 2030 Portfolio – Service Class 2	9,240	6.27	10.24	2,520	10.32	NA
VIP Freedom 2035 Portfolio – Service Class 2	NA	NA	NA	NA	NA	NA
VIP Freedom 2040 Portfolio – Service Class 2	NA	NA	NA	NA	NA	NA
VIP Freedom 2045 Portfolio – Service Class 2	NA	NA	NA	NA	NA	NA
VIP Freedom 2050 Portfolio – Service Class 2	NA	NA	NA	NA	NA	NA

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-08	12-31-08	1-1-08	12-31-07	12-31-07	1-1-07
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2	2,817	10.40	18.22	6,481	18.36	23.38
Franklin Small-Mid Cap Growth VIP Fund – Class 2	915	10.36	18.06	1,276	18.32	16.70
Templeton Developing Markets VIP Fund – Class 2	15,862	17.43	37.18	15,336	37.46	29.61
Templeton Foreign VIP Fund – Class 2	11,746	13.45	22.84	13,537	22.93	20.32
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio –Class 1 Shares	11,907	11.66	17.49	15,255	17.75	17.64
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	9,060	12.36	18.18	10,708	18.48	19.91
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	1,008	10.35	15.73	2,364	15.94	15.95

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-08	12-31-08	1-1-08	12-31-07	12-31-07	1-1-07
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares	3,990	12.00	19.22	4,142	19.49	16.38
MFS® Research Series – Initial Class Shares	5,942	11.61	18.20	6,377	18.47	16.57
MFS® Total Return Bond Series – Initial Class Shares	27,282	11.26	11.79	19,682	11.73	11.47
MFS® Total Return Series – Initial Class Shares	51,662	11.17	14.50	62,663	14.59	14.24
MFS® Utilities Series – Initial Class Shares	16,968	19.54	31.66	35,896	31.87	25.26
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares	20,642	10.66	12.38	11,247	12.32	12.11
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	NA	NA	NA	NA	NA	NA
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	NA	NA	NA	NA	NA	NA
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	NA	NA	NA	NA	NA	NA

APPENDIX B - GMWB RIDER EXAMPLES
The following examples provide hypothetical illustrations of the benefits provided under the GMWB rider. These illustrations are not representative of future performance under your Contract.  Actual values may be higher or lower than the amounts shown.

Example 1. Assume the rider was issued on the Contract Date, and assume a single premium of $100,000 at Covered Person's age 55, no additional premiums are paid, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11.  Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up Dates, so there is no step-up and the Covered Person survives at least 31 years from the Rider Effective Date.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$100,000	$5,000A	N/A	$0	$5,000B	$100,000A
2	0	5,250	N/A	0	5,000	105,000C
3	0	5,500	N/A	0	5,000	110,000
4	0	5,750	N/A	0	5,000	115,000
5	0	6,000	N/A	0	5,000	120,000
6	0	6,250	N/A	0	5,000	125,000
7	0	6,500	N/A	0	5,000	130,000
8	0	6,750	N/A	0	5,000	135,000
9	0	7,000	N/A	0	5,000	140,000
10	0	7,250	N/A	0	5,000	145,000
11	0	7,500	$7,500D	7,500	0	150,000
12	0	7,500	7,500	7,500	0	142,500
13	0	7,500	7,500	7,500	0	135,000
14	0	7,500	7,500	7,500	0	127,500
15	0	7,500	7,500	7,500	0	120,000
20	0	7,500	7,500	7,500	0	82,500
25	0	7,500	7,500	7,500	0	45,000
30	0	7,500	7,500	7,500	0	7,500
31	0	0	7,500	7,500	0	0

A The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000.  The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (0.05 x $100,000 = $5,000).

B There is no withdrawal during the first Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the total premiums to date (0.05 x $100,000 = $5,000).

C Following a bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated.  The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the bonus increased by the amount of the bonus ($100,000 + $5,000 = $105,000).  The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (0.05 X $105,000 = $5,250).

D The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's 65th birthday.  The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (0.05 X $150,000 = $7,500).  As long as you limit your future annual withdrawals to the Lifetime Income Amount of $7,500, the GMWB guarantees you annual payments of that amount for the rest of your life, no matter how long you live, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.

Example 2. Assume the rider was issued on the Contract Date, and assume an initial premium of $100,000 at Covered Person's age 65, an additional premium of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the Guaranteed Withdrawal Amount is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in bonuses in those years). Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up dates, so there is no step-up.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	10,000A	5,750A	5,750	0	5,500B	115,000
3	0	6,025	6,025	6,025C	0D	120,500
4	0	6,025	6,025	0	5,500	114,475C
5	0	6,025	6,025	0	5,500	119,975

A There is an additional premium at the beginning of the second Contract Year.  Prior to that premium, the Guaranteed Withdrawal Amount is $5,250, as in Example 1 above.  Following the additional premium, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 5% of the Guaranteed Withdrawal Balance immediately after the premium (.05 X (105,000 + 10,000) = $5,750) or (b) the Guaranteed Withdrawal Amount immediately prior to the premium plus 5% of the premium ($5,250 + (0.05 X $10,000)) = $5,750).

B There is no withdrawal during the second Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance.  The bonus is equal to 5% of the total premiums paid to date (0.05 X $110,000 = $5,500).

C There is a withdrawal equal to the Guaranteed Withdrawal Amount $6,025 in year 3. This withdrawal does not exceed the Guaranteed Withdrawal Amount so the Guaranteed Withdrawal Amount is not reset, but the Guaranteed Withdrawal Balance is reduced by the amount of the withdrawal ($120,500 - $6,025 = $114,475).

D No bonus is payable in any year that a withdrawal is taken.

Example 3.  Assume a single premium of $100,000 at age 63 with a Rider Effective Date of June 1, 2011, no additional premiums are made, the Guaranteed Withdrawal Balance steps-up at the end of Contract Year 3, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 which results in a reset. Since withdrawals are taken every year, there are no bonuses.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$100,000	$5,000	N/A	$5,000	$102,000	$100,000
2	0	5,000	N/A	5,000	103,828	95,000
3	0	5,000	$4,500A	5,000	105,781B	90,000
4	0	5,289C	5,289C	5,289	94,946	105,781B
5	0	5,289	5,289	10,000D	79,898	100,492
6	0	3,995D	3,995D	3,995	75,213	79,898D

A The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $90,000 = $4,500). In this example, since withdrawals were taken prior to the Contract Anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

B At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will step-up to equal the Contract Value of $105,781.

C Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $105,781 = $5,289). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up ($4,500) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $105,781 = $5,289).

D At the end of year 5, there is a withdrawal of $10,000, which is greater than both the Guaranteed Withdrawal Amount and the Lifetime Income Amount.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($79,898) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($100,492 - $10,000 = $90,492). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount and the Lifetime Income Amount will both be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $79,898 = $3,995). The Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $79,898 = $3,995).

Example 4.  Assume the rider was issued on the Contract Date, June 1, 2011, and assume a single premium of $50,000 at Covered Person's age 50, no additional premiums are paid, a withdrawal of $10,000 is taken at the end of Contract Year 5 and no other withdrawals are taken.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$50,000	$2,500	N/A	$0	$2,500	$51,870	$50,000
2	0	2,625	N/A	0	2,500	50,003	52,500
3	0	2,750	N/A	0	2,500	52,961A	55,000
4	0	2,875	N/A	0	2,500	54,311	57,500
5	0	3,000	N/A	10,000B	0	46,748B	60,000
6	0	2,337B	N/A	0	2,337C	45,741A	46,748B
7	0	2,454	N/A	0	2,337	49,579	49,085
8	0	2,571	N/A	0	2,337	49,280	51,422
9	0	2,687	N/A	0	2,337	52,609A	53,759
10	0	2,804	N/A	0	2,337	55,031A	56,096

A The Contract Value on the eligible step-up dates shown (3rd, 6th, 9th, 10th Contract Anniversaries), is less than the Guaranteed Withdrawal Balance so no step-up occurs.

B At the end of year 5, there is a withdrawal of $10,000.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($46,748) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($60,000 - $10,000 = $50,000). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount will be reset.  The Lifetime Income Amount has not been calculated yet so it will not be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($3,000) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance (0.05 X $46,748 = $2,337).

C There is no withdrawal during the sixth Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance.  Because a reset has occurred due to an Excess Withdrawal, the bonus will be 5% of the previously stepped-up or reset Guaranteed Withdrawal Balance (0.05 X $46,748 = $2,337).

Example 5.  Assume the rider was issued on the Contract Date, and assume a single premium of $200,000 at Covered Person's age 75, no additional premiums are paid, and withdrawals equal to the Lifetime Income Amount begin in year 1.  Since withdrawals are taken every year, there are no bonuses.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$200,000	$10,000	$10,000	$10,000	$0	$176,476	$200,000
2	0	10,000	10,000	10,000	0	151,890	190,000
3	0	10,000	10,000	10,000	0	126,478	180,000
4	0	10,000	10,000	10,000	0	100,396	170,000
5	0	10,000	10,000	10,000	0	84,307	160,000
6	0	10,000	10,000	10,000	0	61,597	150,000
7	0	10,000	10,000	10,000	0	49,438	140,000
8	0	10,000	10,000	10,000	0	31,299	130,000
9	0	10,000	10,000	10,000	0	19,448	120,000
10	0	10,000	10,000	10,000	0	17,308	110,000
11	0	10,000	10,000	10,000	0	6,529	100,000
12	0	10,000	10,000	10,000	0	0A	90,000A
13	0	10,000	10,000	10,000	0	0	80,000
14	0	10,000	10,000	10,000	0	0	70,000
15	0	10,000	10,000	10,000	0	0	60,000
16	0	10,000	10,000	10,000	0	0	50,000
17	0	10,000	10,000	10,000	0	0	40,000
18	0	10,000	10,000	10,000	0	0	30,000
19	0	10,000	10,000	10,000	0	0	20,000
20	0	10,000	10,000	10,000	0	0	10,000
21+	0	0B	10,000B	10,000	0	0	0B

A During year 12, the Lifetime Income Amount withdrawal causes the Contract Value to reduce to zero.  At that time, the Guaranteed Withdrawal Balance and the Lifetime Income Amount are both greater than zero and the Contract enters the Settlement Phase.  No additional premiums will be accepted and no rider charge will be deducted.  All other rights and benefits under the Contract terminate.

B The Lifetime Income Amount continues to be available as long as the Covered Person remains alive, even when the Guaranteed Withdrawal Balance reduces to zero.

Example 6.  Assume the rider was issued on the Contract Date, and assume a single premium of $100,000 at Covered Person's age 55, no additional premiums are paid, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 5.  Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up dates, so there is no step-up.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$100,000	$5,000	N/A	$0	$5,000A	$100,000
2	0	5,250	N/A	0	5,000	105,000
3	0	5,500	N/A	0	5,000	110,000
4	0	5,750	N/A	0	5,000	115,000
5	0	6,000	N/A	6,000B	0	120,000
6	0	6,000	N/A	6,000	0	114,000B
7	0	6,000	N/A	6,000	0	108,000
8	0	6,000	N/A	6,000	0	102,000
9	0	6,000	N/A	6,000	0	96,000
10	0	6,000	N/A	6,000	0	90,000
11	0	6,000D	$4,200C	4,200D	0	84,000
12	0	6,000	4,200	4,200	0	79,800
13	0	6,000	4,200	4,200	0	75,600
14	0	6,000	4,200	4,200	0	71,400
15	0	6,000	4,200	4,200	0	67,200

A There is no withdrawal during the first five Contract Years so a bonus will be added to the Guaranteed Withdrawal Balance.  The bonus is equal to 5% of the total premiums paid to date (0.05 X $100,000 = $5,000).

B There are withdrawals equal to the Guaranteed Withdrawal Amount ($6,000) beginning in year 5. These withdrawals do not exceed the Guaranteed Withdrawal Amount so the Guaranteed Withdrawal Amount is not reset, but the Guaranteed Withdrawal Balance is reduced by the amount of the withdrawal ($120,000 - $6,000 = $114,000).

C The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $84,000 = $4,200). In this example, since withdrawals were taken prior to the Contract Anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

D At the Covered Person's age 65, the Guaranteed Withdrawal Amount and the Lifetime Income Amount are not equal.  The Guaranteed Withdrawal Amount of $6,000 can continue to be taken until the Guaranteed Withdrawal Balance reduces to zero.  Or the Lifetime Income Amount of $4,200 can be taken as long as the Covered Person is alive.  This example shows Lifetime Income Amount withdrawals beginning at age 65.

Example 7. Assume the rider was issued on the Contract Date, and assume premiums of $10,000 annually beginning at Covered Person's age 53 and premiums ending at age 64, no withdrawals are taken until age 65, and the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up dates, so there is no step-up.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$10,000	$500	N/A	$0	$500	$10,000
2	10,000	1,025	N/A	0	1,000A	20,500
3	10,000	1,575	N/A	0	1,500	31,500
4	10,000	2,150	N/A	0	2,000	43,000
5	10,000	2,750	N/A	0	2,500	55,000
6	10,000	3,375	N/A	0	3,000	67,500
7	10,000	4,025	N/A	0	3,500	80,500
8	10,000	4,700	N/A	0	4,000	94,000
9	10,000	5,400	N/A	0	4,500	108,000
10	10,000	6,125	N/A	0	5,000	122,500
11	10,000	6,875	N/A	0	0B	137,500
12	10,000	7,375	N/A	0	0	147,500
13	0	7,375	$7,375C	7,375	0	147,500

A There is no withdrawal during the second Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance.  The bonus is equal to 5% of the total premiums paid to date (0.05 X $20,000 = $1,000).

B The bonus is applied in the first 10 years following the rider effective date (and up to age 80 of the covered person) so the bonus is 0 in years 11 and on.

C The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $147,500 = $7,375). At this point, the Lifetime Income Amount is payable until the death of the Covered Person.

Example 8.  Assume a single premium of $100,000 at age 64 with a Rider Effective Date of June 1, 2012, no additional premiums are made, the Guaranteed Withdrawal Balance steps-up at the end of Contract Year 2, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 which results in a reset. Since withdrawals are taken every year, there are no bonuses.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$100,000	$5,000	N/A	$5,000	$94,523	$100,000
2	0	5,000	$4,750A	5,000	102,971 B	95,000
3	0	5,148 C	5,148C	5,148	97,001	102,971B
4	0	5,148	5,148	5,148	91,854	97,823
5	0	5,148	5,148	10,000D	77,867	92,675
6	0	3,893D	3,893D	3,893	71,398	77,867D

A The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $95,000 = $4,750). In this example, since withdrawals were taken prior to the Contract Anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

B At the end of Contract Year 2, the Contract Value in this example, $102,971 is greater than the Guaranteed Withdrawal Balance ($95,000 - $5,000 = $90,000). The Guaranteed Withdrawal Balance will step-up to equal the Contract Value of $102,971.

C Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $102,971 = $5,148). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up ($4,750) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $102,971 = $5,148).

D At the end of year 5, there is a withdrawal of $10,000, which is greater than both the Guaranteed Withdrawal Amount and the Lifetime Income Amount.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($77,867) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($92,675 - $10,000 = $82,675). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount and the Lifetime Income Amount will both be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,148) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $77,867 = $3,893). The Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal ($5,148) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $77,867 = $3,893).

Example 9.  Assume the rider was issued on the Contract Date, June 1, 2012, and assume a single premium of $50,000 at Covered Person's age 50, no additional premiums are paid, a withdrawal of $10,000 is taken at the end of Contract Year 5 and no other withdrawals are taken.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$50,000	$2,500	N/A	$0	$2,500	$47,300A	$50,000
2	0	2,625	N/A	0	2,500	49,671A	52,500
3	0	2,750	N/A	0	2,500	51,802A	55,000
4	0	2,875	N/A	0	2,500	52,711A	57,500
5	0	3,000	N/A	10,000B	0	45,326B	60,000
6	0	2,266B	N/A	0	2,266C	45,141A	45,326B
7	0	2,379	N/A	0	2,266	46,151 A	47,592
8	0	2,492	N/A	0	2,266	47,128 A	49,858
9	0	2,606	N/A	0	2,266	52,009A	52,124
10	0	2,719	N/A	0	2,266	53,982A	54,390

A The Contract Value on the contract anniversary is less than the Guaranteed Withdrawal Balance so no step-up occurs.

B At the end of year 5, there is a withdrawal of $10,000.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($45,326) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($60,000 - $10,000 = $50,000). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount will be reset.  The Lifetime Income Amount has not been calculated yet so it will not be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($3,000) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance (0.05 X $45,326 = $2,266).

C There is no withdrawal during the sixth Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. Because a reset has occurred due to an Excess Withdrawal, the bonus will be 5% of the previously stepped-up or reset Guaranteed Withdrawal Balance (0.05 X $45,326= $2,266).

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS	1
THE CONTRACT	1
INCONTESTABILITY	1
MISSTATEMENT OF AGE OR SEX	1
NON-PARTICIPATION	1
TAX STATUS OF THE CONTRACTS	1
CONTROL OF THE CONTRACT	2
OWNERSHIP	2
CHANGE OF OWNERSHIP	2
ASSIGNMENT	2
BENEFICIARY	2
SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT	2
SALE OF THE CONTRACTS	3
CALCULATION OF YIELDS AND TOTAL RETURNS	3
FEDERATED GOVERNMENT MONEY FUND II SUBACCOUNT YIELDS	3
OTHER SUBACCOUNT YIELDS	4
STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS	4
OTHER TOTAL RETURNS	5
SAFEKEEPING OF ACCOUNT ASSETS	5
STATE REGULATION	5
RECORDS AND REPORTS	5
LEGAL MATTERS	5
EXPERTS	5
OTHER INFORMATION	6
FINANCIAL STATEMENTS	6

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To order a copy of the Statement of Additional Information you must complete and mail the form below, or you may call
(800) 616-3670 to order a copy.

To:	Kansas City Life Insurance Company
Variable Administration Department
P.O. Box 219364
Kansas City, Missouri 64121-9364

Please mail a copy of Statement of Additional Information for the Kansas City Life Variable Annuity Separate Account to:

Name:___________________________________________________________________________________________

Address:_________________________________________________________________________________________

City:_________________________________________	State:_________________________	Zip:_____________

Signature of Requestor:__________________________________________________________	Date:____________

Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Annuity Separate Account

Individual Flexible Premium Deferred Variable Annuity Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for an individual flexible premium deferred variable annuity contract ("Contract") we offer.  This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information.  Terms defined in the Prospectus have the same meaning in this Statement of Additional Information.  You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2017.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS	1
THE CONTRACT	1
INCONTESTABILITY	1
MISSTATEMENT OF AGE OR SEX	1
NON-PARTICIPATION	1
TAX STATUS OF THE CONTRACTS	1
CONTROL OF THE CONTRACT	2
OWNERSHIP	2
CHANGE OF OWNERSHIP	2
ASSIGNMENT	2
BENEFICIARY	2
SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT	2
SALE OF THE CONTRACTS	3
CALCULATION OF YIELDS AND TOTAL RETURNS	3
FEDERATED GOVERNMENT MONEY FUND II SUBACCOUNT YIELDS	3
OTHER SUBACCOUNT YIELDS	4
STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS	4
OTHER TOTAL RETURNS	5
SAFEKEEPING OF ACCOUNT ASSETS	5
STATE REGULATION	5
RECORDS AND REPORTS	5
LEGAL MATTERS	5
EXPERTS	5
OTHER INFORMATION	6
FINANCIAL STATEMENTS	6

ADDITIONAL CONTRACT PROVISIONS
THE CONTRACT
The entire Contract is made up of the contract and the application.  The statements made in the application are deemed representations and not warranties.  We cannot use any statement to deny a claim or to void the Contract unless it is in the application and we attach a copy of the application to the Contract at issue.
INCONTESTABILITY
We will not contest the Contract after it has been in force during the Annuitant's lifetime for two years from the Contract Date of the Contract.
MISSTATEMENT OF AGE OR SEX
If the age or sex of the Annuitant has been misstated, the amount that we will pay is the amount that the Proceeds would have purchased at the correct age and sex.
If we make an overpayment because of an error in age or sex, the overpayment plus interest at 3% (compounded annually) will be a debt against the Contract.  If you do not repay this amount, we will reduce future payments accordingly.
If an underpayment is made because of an error in age or sex, we will calculate any annuity payments at the correct age and sex and we will adjust future payments.  We will pay the underpayment with interest at 3% (compounded annually) in a single sum.
NON-PARTICIPATION
The Contract is not eligible for any dividends and will not participate in our surplus earnings.
TAX STATUS OF THE CONTRACTS
Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.
Diversification Requirements.  The Internal Revenue Code ("Code") requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for federal income tax purposes.  It is intended that the Variable Account, through each Portfolio of the Funds, will satisfy these diversification requirements.
Owner Control.  In certain circumstances, owners of variable annuity contracts have been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets.  When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets.  There is little guidance in this area, and some features of the Contract, such as the flexibility of an Owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings.  While we believe that the Contract does not give an Owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the owner of the separate account assets supporting the Contract.
Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract.  Specifically, section 72(s) requires that:  (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death.  These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death.  The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death.  However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.
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The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued.  We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.
Other rules may apply to Qualified Contracts.
CONTROL OF THE CONTRACT
OWNERSHIP
The Annuitant is the Owner unless otherwise provided in the application.  As Owner, you may exercise every right provided by your Contract.  These rights and privileges end at the Annuitant's death.
The consent of the Beneficiary is required to exercise these rights if you have not reserved the right to change the Beneficiary.
CHANGE OF OWNERSHIP
You may change the ownership of this Contract by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed but will have no effect on any payment made or other action taken by us before we receive it.  We may require that the Contract be submitted for endorsement to show the change.
Certain federal income tax consequences may apply to a change of ownership on Non-Qualified Contracts.  You should consult with your tax adviser before requesting any changes of ownership on a Non-Qualified Contract.
ASSIGNMENT
An assignment is a transfer of some or all of your rights under this Contract.  No assignment will be binding on us unless made in writing and filed at our Home Office.  We assume no responsibility for the validity or effect of any assignment.
Certain federal income tax consequences may apply to an assignment.  You should consult with your tax adviser before requesting an assignment.
BENEFICIARY
The Beneficiary is shown on the application or in the last Beneficiary designation filed with us.  Death benefit Proceeds will be paid to the Beneficiary except as provided below.
If any Beneficiary dies before the Annuitant, that Beneficiary's interest will pass to any other Beneficiaries according to their respective interest.
If all Beneficiaries die before the Annuitant, we will pay death benefit Proceeds to you, if living, otherwise to your estate or legal successors.
Unless you have waived the right to do so, you may change the Beneficiary by filing a Written Notice in a form satisfactory to us.  In order to be effective, the Written Notice for change of Beneficiary must be signed while your Contract is in force and the Annuitant is living.  The change will be effective on the date your Written Notice was signed but will have no effect on any payment made or other action taken by us before we receive it.
The interest of any Beneficiary will be subject to:
•	any assignment of this Contract which is binding on us; and
•	any optional settlement agreement in effect at the Annuitant's death.
SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT
We will pay death benefit Proceeds as though the Beneficiary died before the Annuitant if:
•	the Beneficiary dies at the same time as or within 15 days of the Annuitant's death; and
•	we have not paid the Proceeds to the Beneficiary within this 15-day period.
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SALE OF THE CONTRACTS
We offer the Contracts to the public on a continuous basis through Sunset Financial Services, Inc. ("Sunset Financial").  We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.
Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365.  Sunset Financial is registered as a broker‑dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Sunset Financial is a member of the Securities Investor Protection Corporation.
Sunset Financial offers the Contracts through its registered representatives.  Sunset Financial may also enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives.  Registered representatives must be licensed as insurance agents and appointed by us.
We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its registered representatives and also with broker-dealers who have entered into selling agreements.
Sunset Financial received sales compensation with respect to all variable contracts in the following amounts during the periods indicated:
Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2014	$2,358,409.00	$106,643.00
2015	$135,174.86	$135,174.86
2016	$134,303.69	$134,303.69
* Includes sales compensation paid to registered persons of Sunset Financial.
CALCULATION OF YIELDS AND TOTAL RETURNS
From time to time, we may disclose yields, total returns, and other performance data pertaining to the Contracts for a Subaccount.  Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission ("SEC").
Because of the charges and deductions imposed under a Contract, the yield for the Subaccounts will be lower than the yield for their respective Portfolios.  The calculations of yields, total returns, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Contract.  Premium taxes currently range from 0% to 3.5% of premium based on the state in which the Contract is sold.
FEDERATED GOVERNMENT MONEY FUND II SUBACCOUNT YIELDS
From time to time, advertisements and sales literature may quote the current annualized yield of the Federated Government Money Fund II Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Federated Government Money Fund II or on its portfolio securities.
This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one unit of the Federated Government Money Fund II Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.
The net change in account value reflects:
•	net income from the Federated Government Money Fund II attributable to the hypothetical account; and
•	charges and deductions imposed under the Contract which are attributable to the hypothetical account.
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The charges and deductions include the per unit charges for the hypothetical account for:
•	the asset-based administration charge; and
•	the mortality and expense risk charge.
Because of the charges and deductions imposed under the Contract, the yield for the Federated Government Money Fund II Subaccount will be lower than the yield for the Federated Government Money Fund II.
The current and effective yields on amounts held in the Federated Government Money Fund II Subaccount normally will fluctuate on a daily basis.  Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return.  The Federated Government Money Fund II Subaccount's actual yield is affected by:
•	changes in interest rates on money market securities;
•	average portfolio maturity of the Federated Government Money Fund II;
•	the types and quality of portfolio securities held by the Federated Government Money Fund II; and
•	the Federated Government Money Fund II's operating expenses.
Yields on amounts held in the Federated Government Money Fund II Subaccount may also be presented for periods other than a seven-day period.
OTHER SUBACCOUNT YIELDS
From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Federated Government Money Fund II Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period that is assumed to be generated each period over a 12-month period.
The yield is computed by:
•	dividing the net investment income of the Portfolio attributable to the Subaccount units less Subaccount expenses for the period; by
•	the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by
•	compounding that yield for a six-month period; and by
•	multiplying that result by two. Expenses attributable to the Subaccount include the asset-based administration charge and mortality and expense risk charge.
Because of the charges and deductions imposed under the Contracts, the yield for the Subaccount will be lower than the yield for the corresponding Fund's Portfolio.
The yield on the amounts held in the Subaccounts normally will fluctuate over time.  Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return.  A Subaccount's actual yield is affected by the types and quality of portfolio securities held by the corresponding Portfolio and its operating expenses.
STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS
From time to time, sales literature or advertisements may also quote standard subaccount average annual total returns for the Subaccounts for various periods of time.
When a Subaccount has been in operation for one, five and 10 years, respectively, the standard subaccount average annual total return for these periods will be provided.  Standard subaccount average annual total returns for other periods of time may, from time to time, also be disclosed.
Standard subaccount average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $10,000 under a Contract to the redemption value of that investment as of the last day of each of the periods.  The ending date for each period for which total return quotations are provided will be for the most recent month-end practicable, considering the type and media of the communication that will be stated in the communication.
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We will calculate standard subaccount average annual total returns using Subaccount unit values which we calculate on each valuation day based on:
•	the performance of the Subaccount's underlying Portfolio;
•	the deduction fee for the asset-based administration charge; and
•	mortality and expense risk charge.
OTHER TOTAL RETURNS
Adjusted Historic Portfolio Average Annual Total Return.  From time to time, sales literature or advertisements may also quote total returns for periods prior to the date the Variable Account began operations.  Such performance information will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.
SAFEKEEPING OF ACCOUNT ASSETS
We hold the title to the assets of the Variable Account.  The assets are kept physically segregated and held separate and apart from our Account assets and from the assets in any other separate account.
Records are maintained of all purchases and redemption's of Portfolio shares held by each of the Subaccounts.
Our officers and employees are covered by an insurance company blanket bond issued by Fidelity and Deposit Company of Maryland to Kansas City Life in the amount of $5,000,000.  The bond insures against dishonest and fraudulent acts of officers and employees.
STATE REGULATION
We are subject to regulation and supervision by the Department of Insurance of the State of Missouri, which periodically examines our affairs.  We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business.  A copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold.  We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.
RECORDS AND REPORTS
We will retain all records and accounts relating to the Variable Account.  As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Owners semi-annually at the Owner's last known address of record.
LEGAL MATTERS
All matters relating to Missouri law pertaining to the Contracts, including the validity of the Contracts and Kansas City Life's authority to issue the Contracts, have been passed upon by A. Craig Mason Jr., General Counsel of Kansas City Life. Eversheds Sutherland (US) LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws.
EXPERTS
The consolidated financial statements of Kansas City Life Insurance Company as of and for the year ended December 31, 2016; the statement of net assets of the Kansas City Life Variable Annuity Separate Account (Variable Account) as of December 31, 2016, and the related statements of operations and statement of changes in net assets for the year then ended, and financial highlights for the year then ended; have been included herein in reliance upon the report of BKD, LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.
The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2015 and for each of the years in the two-year period ended December 31, 2015; the statement of net assets of the Kansas City Life Variable Annuity Separate Account (Variable Account) as of December 31, 2015, and the related statement of operations for the period or year then ended, the statements of changes in net assets for each period or year then ended, and financial
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highlights for each of the periods or years in the four-year period then ended; have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.
OTHER INFORMATION
A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information.  Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information.  Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries.  For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.
FINANCIAL STATEMENTS
The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:
•	consolidated balance sheets as of December 31, 2016 and 2015; and
•	related consolidated statements of comprehensive income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2016.
The following financial statements for the Variable Account are included in this Statement of Additional Information:
•	statement of net assets as of December 31, 2016; and
•	related statement of operations for the period or year ended December 31, 2016, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2016, and financial highlights for each of the periods or years in the five-year period ended December 31, 2016.
Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life's invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life's invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life's financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life's financial statements as having an effect on the investment performance of the assets held in the Variable Account.
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Amounts in thousands, except share data, security counts, claims counts, or as otherwise noted.

Kansas City Life Insurance Company
Consolidated Balance Sheets
	December 31
	2016	2015
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost: 2016 - $2,438,718; 2015 - $2,486,338)	$2,530,907	$2,580,845
Equity securities available for sale, at fair value (amortized cost: 2016 - $23,289; 2015 - $24,067)	23,996	25,325
Mortgage loans	630,889	589,960
Real estate	195,621	168,097
Policy loans	79,893	81,392
Short-term investments	27,526	22,474
Other investments	1,388	380
Total investments	3,490,220	3,468,473

Cash	9,630	7,851
Accrued investment income	31,586	33,023
Deferred acquisition costs	271,089	267,936
Reinsurance recoverables	187,941	198,834
Property and equipment	15,853	16,580
Other assets	69,838	56,252
Separate account assets	373,256	372,924
Total assets	$4,449,413	$4,421,873

LIABILITIES
Future policy benefits	$943,643	$926,385
Policyholder account balances	2,051,728	2,056,126
Policy and contract claims	34,553	37,959
Other policyholder funds	178,806	174,353
Other liabilities	181,844	190,295
Separate account liabilities	373,256	372,924
Total liabilities	3,763,830	3,758,042

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares, issued 18,496,680 shares	23,121	23,121
Additional paid in capital	41,025	41,025
Retained earnings	868,054	856,196
Accumulated other comprehensive loss	(5,316)	(15,210)
Treasury stock, at cost (2016 and 2015 - 8,813,266 shares)	(241,301)	(241,301)
Total stockholders' equity	685,583	663,831
Total liabilities and stockholders' equity	$4,449,413	$4,421,873

See accompanying Notes to Consolidated Financial Statements
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Kansas City Life Insurance Company
Consolidated Statements of Comprehensive Income
	Year Ended December 31
	2016	2015	2014
REVENUES
Insurance revenues:
Net premiums	$171,819	$160,175	$165,548
Contract charges	111,134	112,030	118,649
Total insurance revenues	282,953	272,205	284,197
Investment revenues:
Net investment income	150,608	157,150	164,968
Net realized investment gains, excluding other-than-temporary impairment losses	5,509	6,248	4,902
Net impairment losses recognized in earnings:
Total other-than-temporary impairment losses	(563)	(2,189)	(2,176)
Portion of impairment losses recognized in other comprehensive income (loss)	(57)	(292)	643
Net other-than-temporary impairment losses recognized in earnings	(620)	(2,481)	(1,533)
Total investment revenues	155,497	160,917	168,337
Other revenues	6,572	7,729	12,485
Total revenues	445,022	440,851	465,019

BENEFITS AND EXPENSES
Policyholder benefits	211,866	198,721	202,946
Interest credited to policyholder account balances	72,814	74,326	76,463
Amortization of deferred acquisition costs	27,833	28,348	40,888
Operating expenses	101,465	97,260	101,738
Total benefits and expenses	413,978	398,655	422,035

Income before income tax expense	31,044	42,196	42,984

Income tax expense	8,728	12,970	12,994

NET INCOME	$22,316	$29,226	$29,990

COMPREHENSIVE INCOME (LOSS), NET OF TAXES
Change in net unrealized gains on securities available for sale, net of DAC, VOBA, and DRL	$(288)	$(43,803)	$31,641
Change in future policy benefits	(1,960)	4,913	(6,928)
Change in policyholder account balances	(10)	276	(242)
Change in benefit plan obligations	12,152	364	(15,601)
Other comprehensive income (loss)	9,894	(38,250)	8,870

COMPREHENSIVE INCOME (LOSS)	$32,210	$(9,024)	$38,860

Basic and diluted earnings per share:
Net income	$2.30	$2.75	$2.74

See accompanying Notes to Consolidated Financial Statements
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Kansas City Life Insurance Company
Consolidated Statements of Stockholders' Equity
	Year Ended December 31
	2016	2015	2014

COMMON STOCK, beginning and end of year	$23,121	$23,121	$23,121

ADDITIONAL PAID IN CAPITAL
Beginning of year	41,025	41,007	40,989
Excess of proceeds over cost of treasury stock sold	—	18	18
End of year	41,025	41,025	41,007

RETAINED EARNINGS
Beginning of year	856,196	838,508	820,327
Net income	22,316	29,226	29,990
Stockholder dividends (2016, 2015, and 2014 - $1.08 per share)	(10,458)	(11,538)	(11,809)
End of year	868,054	856,196	838,508

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Beginning of year	(15,210)	23,040	14,170
Other comprehensive income (loss)	9,894	(38,250)	8,870
End of year	(5,316)	(15,210)	23,040

TREASURY STOCK, at cost
Beginning of year	(241,301)	(182,917)	(176,284)
Cost of shares acquired (2016 - 0 shares; 2015 - 1,142,351 shares; 2014 - 144,188 shares)	—	(58,392)	(6,641)
Cost of shares sold (2016 - 0 shares; 2015 - 560 shares; 2014 - 554 shares)	—	8	8
End of year	(241,301)	(241,301)	(182,917)

TOTAL STOCKHOLDERS' EQUITY	$685,583	$663,831	$742,759

See accompanying Notes to Consolidated Financial Statements
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Kansas City Life Insurance Company
Consolidated Statements of Cash Flows
	Year Ended December 31
	2016	2015	2014
OPERATING ACTIVITIES
Net income	$22,316	$29,226	$29,990
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of investment premium and discount	4,051	4,257	4,388
Depreciation	5,478	5,368	4,698
Acquisition costs capitalized	(32,004)	(37,714)	(36,170)
Amortization of deferred acquisition costs	27,833	28,348	40,888
Net realized investment gains	(4,889)	(3,767)	(3,369)
Changes in assets and liabilities:
Reinsurance recoverables	10,893	(4,409)	(3,370)
Future policy benefits	14,243	3,182	9,875
Policyholder account balances	(22,535)	(20,222)	(16,284)
Income taxes payable and deferred	3,825	7,216	4,237
Other, net	(8,324)	4,207	3,316
Net cash provided	20,887	15,692	38,199

INVESTING ACTIVITIES
Purchases:
Fixed maturity securities	(228,007)	(235,767)	(280,686)
Equity securities	(3)	(38)	(89)
Mortgage loans	(153,947)	(141,184)	(48,195)
Real estate	(34,530)	(8,253)	(41,201)
Policy loans	(10,524)	(8,638)	(8,975)
Other investments	(782)	(280)	—
Sales or maturities, calls, and principal paydowns:
Fixed maturity securities	279,854	298,913	219,738
Equity securities	118	33	15
Mortgage loans	112,152	91,096	127,071
Real estate	2,042	20,000	2,915
Policy loans	12,026	10,799	8,941
Other investments	383	419	11,121
Net sales (purchases) of short-term investments	(5,052)	16,633	1,605
Acquisition of property and equipment	(938)	(683)	(1,669)
Net cash provided (used)	(27,208)	43,050	(9,409)
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Kansas City Life Insurance Company
Consolidated Statements of Cash Flows (Continued)

	Year Ended December 31
	2016	2015	2014
FINANCING ACTIVITIES
Deposits on policyholder account balances	$215,688	$217,929	$238,751
Withdrawals from policyholder account balances	(205,372)	(222,907)	(257,745)
Net transfers from separate accounts	7,670	9,026	8,534
Change in other deposits	572	3,954	2,908
Cash dividends to stockholders	(10,458)	(11,538)	(11,809)
Net change in treasury stock	—	(58,366)	(6,615)
Net cash provided (used)	8,100	(61,902)	(25,976)

Increase (decrease) in cash	1,779	(3,160)	2,814
Cash at beginning of year	7,851	11,011	8,197
Cash at end of year	$9,630	$7,851	$11,011

See accompanying Notes to Consolidated Financial Statements
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Kansas City Life Insurance Company
Notes to Consolidated Financial Statements
1. Nature of Operations and Significant Accounting Policies
Business
Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia.  The consolidated entity (the Company) offers a diversified portfolio of individual insurance, annuity, and group life and health products through its three life insurance companies.  Kansas City Life Insurance Company (Kansas City Life) is the parent company.  Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American) are wholly-owned subsidiaries.  The Company also has non-insurance subsidiaries that individually and collectively are not material.  The terms "the Company," "we," "us," and "our" are used in these consolidated financial statements to refer to Kansas City Life Insurance Company and its subsidiaries.
We have three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  For additional information on our segments, please see Note 19. Segment Information.

Basis of Presentation
The consolidated financial statements and the accompanying notes to the consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life and its subsidiaries, principally Sunset Life and Old American.  Significant intercompany transactions have been eliminated in consolidation and certain immaterial reclassifications have been made to the prior period results to conform with the current period's presentation.
Our financial statements include the following:
•	Consolidated Balance Sheets
•	Consolidated Statements of Comprehensive Income
•	Consolidated Statements of Stockholders' Equity
•	Consolidated Statements of Cash Flows
•	Notes to Consolidated Financial Statements

Business Changes
In December 2015, the Company completed a reverse/forward stock-split transaction.  This transaction occurred as part of a 1-for-250 reverse stock split of our common stock.  We purchased approximately 906,500 shares or 9% of the outstanding shares valued at $52.50 per share for $47.6 million.  We subsequently completed a 250-for-1 forward stock split for each one share of our common stock (including each fractional share of such class of stock in excess of one share).  The purpose of the transaction was to allow us to deregister from the Securities and Exchange Commission (SEC) and to delist our common stock from the NASDAQ Capital Market.  These activities were effective as of December 16, 2015.  Effective January 4, 2016, we began trading on the OTCQX® Market.  Please refer to www.kclife.com for more information on the specific transactions identified above.
Use of Estimates
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.  Significant estimates required in the preparation of the consolidated financial statements include the fair value of invested assets, deferred acquisition costs (DAC), deferred income taxes, value of business acquired (VOBA), deferred revenue liability (DRL), policyholder account balances, future policy benefits, policy and contract claim liabilities, and pension and other postemployment benefits.

Significant Accounting Policies
Investments
Valuation of Investments and Other-than-Temporary Impairments
Our principal investments are in fixed maturity securities, mortgage loans, and real estate; all of which are exposed to at least three primary sources of investment risk, including: credit, interest rate, and liquidity.  Fixed maturity and equity securities, which are all classified as available for sale, are carried at fair value in the Consolidated Balance Sheets, with unrealized gains or losses recorded in accumulated other comprehensive income (loss).  The unrealized gains or losses are recorded net of the adjustment to policyholder account balances, future policy benefits, DAC, VOBA, and DRL to reflect what would have been earned had those gains or losses been realized and the proceeds reinvested.  The adjustments to DAC, VOBA, and DRL represent changes in the
6

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
amortization that would have been required as a charge or credit to income had such unrealized amounts been realized.  The adjustments to policyholder account balances and future policy benefits represent the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized and the proceeds reinvested at current market interest rates, which were other than the then-current effective portfolio rate.  The amortized cost of a security is adjusted for declines in value that are other than temporary.  Other than temporary impairment losses are reported as a component of investment revenues in the Consolidated Statements of Comprehensive Income, which also presents the amount of non-credit impairment losses for certain fixed maturity securities that are reported in accumulated other comprehensive income (loss).  See Note 3 - Investments for additional discussion of our considerations related to other than temporary impairments.  For additional information regarding fair value, please see Note 4 - Fair Value Measurements.
Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less an allowance for loan losses.  A loan is considered impaired if it is probable that all contractual amounts due will not be collected.  The allowance for loan losses is maintained at a level believed by management to be adequate to absorb potential future incurred credit losses.  Management's periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors, along with specific risks related to specific loans.  Loans in foreclosure, loans considered to be impaired, and loans past due 90 days or more are placed on non-accrual status.
Real estate consists of directly owned investments and real estate joint ventures.  Real estate that is directly owned is carried at depreciated cost.  Real estate joint ventures consist primarily of office buildings, industrial warehouses, unimproved land for future development, and low income housing tax credit (LIHTC) investments.  Real estate joint ventures are consolidated when required.  The initial cost of the non-consolidated LIHTC investments is amortized in proportion to the tax credits and other tax benefits received and the net investment performance is recognized in the Consolidated Statements of Comprehensive Income as a component of income tax expense.  The investments in other non-consolidated real estate joint ventures are recorded using the equity method of accounting, in which the initial cost of the investment is adjusted for earnings and cash contributions or distributions.
Policy loans are carried at the outstanding principal amount.  Short-term investments are stated at cost and are adjusted for amortization of premium and accrual of discount, as necessary.
Investment Income
Investment income is recognized when earned.  Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method.  Realized gains and losses on the sale of investments are determined on the basis of specific security identification recorded on the trade date.
Future Policy Benefits
We establish liabilities for amounts payable under insurance policies, including traditional life insurance, immediate annuities with life contingencies, supplementary contracts with life contingencies, group life insurance, and accident and health insurance.  These liabilities originate from new premiums and conversions from other products and are generally payable over an extended period of time.
Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality, and withdrawals.  These estimates include provisions for experience less favorable than initially expected.  Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables.  The 2008 Valuation Basic Table, the 2001 Valuation Basic Table, and the 1975-1980 Select and Ultimate Basic Table serve as the bases for most mortality assumptions.
Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are computed by calculating an actuarial present value of future policy benefits, based upon estimates for investment yields and mortality at the time of issue.  The 2012 Individual Annuity Reserving Table, the Annuity 2000 Table, the 1983 Individual Annuity Mortality Table, and the 1971 Individual Annuity Mortality Table serve as the bases for most immediate annuity and supplementary contract mortality assumptions.
Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred but not yet reported.  These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends, and industry experience.
7

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides detail about the composition of future policy benefits at December 31.
	2016	2015
Life insurance	$638,231	$628,274
Immediate annuities and supplementary contracts with life contingencies	273,285	263,437
Accident and health insurance	32,127	34,674
Future policy benefits	$943,643	$926,385
Policyholder Account Balances
Policyholder account balances include universal life insurance, fixed deferred annuity contracts, and investment-type contracts.  Liabilities for policyholder account balances are included without reduction for potential surrender charges.  These liabilities originate from new deposits and conversions from other products.  Policyholder account balances are equal to cumulative deposits, less contract charges and withdrawals, plus interest credited.  Deferred front-end contract charges reduce policyholder account balance liabilities and increase the other policyholder funds liability, and are amortized over the term of the policies in a manner similar to DAC, as discussed below.  Interest on policyholder account balances is credited as earned.
On an ongoing basis, we perform testing and analysis on our blocks of business to ensure the assumptions made remain viable.  We also periodically perform sensitivity testing on these blocks of business to ensure we maintain the capacity to meet an increase in policyholder benefits, namely increased surrenders, policy loans, or other policyholder elective withdrawals.
Crediting rates for universal life insurance and fixed deferred annuity products ranged from 1.00% to 5.50% in 2016, 2015, and 2014.
The following table provides detail about the composition of policyholder account balances at December 31.
	2016	2015
Universal life insurance	$921,669	$928,398
Fixed deferred annuities	1,075,576	1,073,592
Immediate annuities and supplementary contracts without life contingencies	54,483	54,136
Policyholder account balances	$2,051,728	$2,056,126
Deferred Acquisition Costs (DAC)
DAC, principally agent commissions and other selling, selection, and issue costs, which are related directly to the successful acquisition of new or renewal insurance contracts, are capitalized as incurred.  At least annually, we review our DAC capitalization policy and the specific items which are capitalized with existing guidance.  These costs for life insurance products are generally deferred and amortized over the premium paying period.  Assumptions related to DAC on traditional life insurance products are typically determined at inception and remain unchanged with any future premium deficiency recorded first as a reduction of DAC.
Policy acquisition costs that relate to interest sensitive and variable insurance products are deferred and amortized in relation to the estimated gross profits to be realized over the lives of the contracts.  Estimated gross profits for interest sensitive and variable insurance products are projected using assumptions as to net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  At the issuance of policies, projections of estimated gross profits are made.  These projections are then replaced by actual gross profits over the lives of the policies. In addition to other factors, emerging experience may lead to a revised outlook for the remaining estimated gross profits.  Accordingly, DAC may be recalculated (unlocked) using these new assumptions and any resulting adjustment is included in income in the period such an unlocking is deemed appropriate.  See the Unlocking and Refinements in Estimates section below for additional information.
The DAC asset is adjusted to reflect the impact of realized and unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section, above.
DAC is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize DAC,  the asset will be adjusted downward with the adjustment recorded as an expense in the current period.
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Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides information about DAC at December 31.
	2016	2015	2014
Balance at beginning of year	$267,936	$249,195	$256,386
Capitalization of commissions and expenses	32,004	37,714	36,170
Gross amortization	(41,375)	(41,832)	(54,531)
Accrual of interest	13,542	13,484	13,643
Amortization due to realized investment (gains) losses	(201)	(18)	(49)
Change in DAC due to the change in unrealized investment gains	(817)	9,393	(2,424)
Balance at end of year	$271,089	$267,936	$249,195
Value of Business Acquired (VOBA)
Prior to the adoption of ASC No. 805, Business Combinations, a portion of the purchase price was allocated to a separately identifiable intangible asset, VOBA, when a new block of business was acquired or when an insurance company was purchased.  VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized with interest in proportion to future premium revenues or the expected future profits, depending on the type of business acquired.  VOBA is reported as a component of other assets with related amortization included in operating expenses.  Amortization of VOBA occurs with interest over the anticipated lives of the underlying business to which it relates, initially 15 to 30 years.  The assumptions regarding future experience on interest sensitive business can affect the carrying value of VOBA, similar to DAC.  These assumptions include interest spreads, mortality, expense margins, and policy and premium persistency experience.
The VOBA asset is adjusted to reflect the impact of realized and unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section, above.
VOBA is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize VOBA,  the asset will be adjusted downward with the adjustment recorded as an expense in the current period.
The concept of VOBA is no longer applied to business combinations.  Rather, under current guidance for business combinations, all assets and liabilities are reported at fair value at acquisition and an intangible asset or liability may result due to differences between fair value and consideration paid.
The following table provides information about VOBA at December 31.
	2016	2015	2014
Balance at beginning of year	$24,283	$24,655	$28,542
Gross amortization	(4,215)	(5,679)	(4,643)
Accrual of interest	1,591	1,795	1,938
Amortization due to realized investment (gains) losses	(14)	(5)	(100)
Change in VOBA due to the change in unrealized investment gains	1,445	3,517	(1,082)
Balance at end of year	$23,090	$24,283	$24,655
Interest accrued on the VOBA of one block was at the rates of 4.21% on the interest sensitive life block and 5.25% on the traditional life block, based upon the credited rates of the VOBA policies.  The VOBA on a separate acquired block of business used a 7.00% interest rate on the traditional life portion and a 5.40% interest rate on the interest sensitive portion, based upon rates appropriate at the time of acquisition.
Deferred Revenue Liabilities (DRL)
Deferred revenue liabilities represent the capitalization of revenues received from contracts as compensation for services to be provided by the Company in future periods.  Such loads and charges are reported as unearned revenue in the period received and are subsequently recognized as income over the policy benefit period, using the same assumptions and factors used to amortize DAC.  Similar to DAC, these amounts are amortized in relation to estimated gross profits for interest sensitive and variable insurance products.  However, unlike DAC, the amortization of the DRL results in the recognition of revenue rather than expense.  The DRL could be impacted by unlocking and refinements in estimates, as discussed below.
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Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
Unlocking and Refinements in Estimates
At least annually, we review the models and the assumptions used to develop expected gross profits for interest sensitive and variable insurance products based upon management's current view of future events.  Key assumptions analyzed include net interest income, net realized investments gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  Management's view primarily reflects Company experience but can also reflect emerging trends within the industry.  Short-term deviations in experience affect the amortization of DAC, VOBA, and DRL in the period, but do not necessarily indicate that a change to the long-term assumptions of future experience is warranted.  If it is determined that it is appropriate to change the assumptions related to future experience, then an unlocking adjustment is recognized retrospectively for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated.  As such, unlocking adjustments often reflect revisions to multiple assumptions.  The DAC, VOBA, or DRL balance is immediately impacted by any assumption changes, with the change reflected through the income statement as an unlocking adjustment.  These adjustments can be positive or negative, and adjustments increasing the DAC asset are limited to amounts previously deferred plus interest accrued through the date of the adjustment.  In addition, unlocking adjustments may also impact other line items in the financial statements such as change in reserves.
We may also consider refinements in estimates due to improved capabilities resulting from administrative or actuarial system enhancements.  We consider such enhancements to determine whether and to what extent they are associated with prior periods or simply improvements in the projection of future expected gross profits due to improved functionality.  To the extent they represent such improvements, these items are applied to DAC, VOBA, and DRL in a manner similar to unlocking adjustments.
The following table summarizes the effects of the refinements in estimates on all products and unlocking of assumptions on interest sensitive products in the Consolidated Statements of Comprehensive Income for the years ended December 31.  In addition, we had a $3.7 million reserve increase in 2016, a $0.3 million reserve decrease in 2015, and a $0.5 million decrease in 2014 related to the impacts of unlocking.
	DAC	VOBA	DRL	Total
2016:
Unlocking	$5,918	$536	$(1,153)	$5,301
Refinement in estimate	(82)	—	178	96
	$5,836	$536	$(975)	$5,397
2015:
Unlocking	$6,380	$(862)	$(2,344)	$3,174
Refinement in estimate	—	—	—	—
	$6,380	$(862)	$(2,344)	$3,174
2014:
Unlocking	$(1,723)	$1,486	$1,764	$1,527
Refinement in estimate	(1,566)	—	—	(1,566)
	$(3,289)	$1,486	$1,764	$(39)
Pensions and Other Postemployment Benefits (OPEB)
The measurement of pension and other postemployment benefit obligations and costs depends on a variety of assumptions.  Changes in the valuation of pension obligations and assets supporting this obligation can significantly impact the funded status.  Assumptions are made regarding the discount rate, expected long-term rate of return on plan assets, health care claim costs, health care cost trends, retirement rates, and mortality.  Generally, the discount rate, expected return on plan assets, and mortality tables have the most significant impact on the cost.  See Note 14 - Pensions and Other Postemployment Benefits for further details.
Separate Accounts and Guaranteed Minimum Withdrawal Benefits (GMWB)
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon net asset value (NAV) of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues to the Company from separate accounts are derived from directly-
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Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
issued policies and contracts, as well as reinsurance assumed business.  These revenues consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.
We have a GMWB rider for certain direct variable annuity contracts that is considered to be a financial derivative and, as such, is accounted for at fair value.  We determine the fair value of the GMWB rider using a risk-neutral valuation method.  The value of the riders will fluctuate depending on market conditions, but is principally impacted by stock market volatility, interest rates, and equity market returns.  The change in value can have a material impact on earnings.  See further discussion in Note 4.
Reinsurance
Consistent with the general practice of the life insurance industry, we enter into traditional agreements of indemnity reinsurance with other insurance companies to support sales of new products and the in force business.  The reinsurance arrangements have taken various forms over the years.  We cede reinsurance in force on all of the following bases: automatic and facultative; yearly renewable term (YRT) and coinsurance; and excess and quota share basis.  For additional information pertaining to our significant reinsurers, along with additional information pertaining to reinsurance, please see Note 16 - Reinsurance.
Future policy benefits and other related assets are not reduced for reinsurance in the Consolidated Balance Sheets.  A reinsurance recoverable is established for these items.  Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits, and policyholder account balances.  All insurance related revenues, benefits, and expenses are reported net of reinsurance ceded in the Consolidated Statements of Comprehensive Income.
In addition, we have two reinsurance assumed arrangements.  We acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  These assumed policies and contracts are accounted for in a manner similar to that followed for direct business.  We acquired a block of variable universal life insurance policies and variable annuity contracts in 2013.  We receive fees based upon both specific transactions and the fund value of the block of policies, as provided under modified coinsurance transactions.  Also, as required under modified coinsurance transaction accounting, the separate account fund balances are not recorded as separate accounts on our financial statements.  The coinsurance portion of the transaction, which is invested in our fixed funds, is included in future policy benefits.  We record these fixed fund accounts as a separate block under our general accounts.  We receive fees on both the separate accounts and the fixed fund accounts.
Recognition of Insurance Revenues
Premiums
Premiums for traditional life insurance products are reported as revenue when due.  Premiums for immediate annuities with life contingencies are reported as revenue when received.  Premiums on accident and health, disability, and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.
Contract Charges
Contract charges consist of cost of insurance, expense loads, the amortization of unearned revenues, and surrender charges on policyholder account balances.  Cost of insurance relates to charges for mortality.  These charges are applied to the excess of the mortality benefit over the account value for universal life policies.  Expense loads are amounts that are assessed against the policyholder balance as consideration for origination and maintenance of the contract.  Surrender charges are fees on policyholder account balances upon cancellation or withdrawal of policyholder account balances consistent with policy terms.
An additional component of contract charges is the recognition over time of the DRL for certain fixed and variable universal life policies.  This liability arises from front-end loads on such policies and is recognized into the Consolidated Statements of Comprehensive Income in a manner similar to the amortization of DAC.  If it is determined that it is appropriate to change the assumptions of future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated, and unlocking adjustments often reflect revisions to multiple assumptions.  In addition, we may also consider refinements in estimates for other unusual or one-time occurrences, such as administrative or actuarial system upgrades.  These items are applied to the appropriate financial statement line items, similar to unlocking adjustments.
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Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides information about our insurance revenues, net of reinsurance, for the years ended December 31.
	2016	2015	2014
Customer revenues by line of business:
Traditional individual insurance products, net	$114,852	$104,599	$107,696
Interest sensitive products	84,100	83,013	88,181
Variable universal life insurance and annuities	27,034	29,017	30,468
Group life and accident and health products, net	56,967	55,576	57,852
Insurance revenues	$282,953	$272,205	$284,197
Deposits
Deposits related to universal life, fixed deferred annuity contracts, and investment-type products are credited to policyholder account balances.  Deposits are not recorded as revenue and are shown as a Financing Activity in the Consolidated Statements of Cash Flows.  Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration, and surrender charges, and are recognized in the period in which the benefits and services are provided as contract charges in the Consolidated Statements of Comprehensive Income.
Realized Gains (Losses)
We realize investment gains and losses from several sources, including write-downs of investment securities and mortgage loans, the change in the allowance for mortgage loan losses, and sales of investment securities and real estate.
Income Taxes
The Company and its subsidiaries file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies.
Deferred income taxes are recorded based on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements.  Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.
Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized.  The ultimate realization of deferred income tax assets generally depends on the reversal of deferred tax liabilities and the generation of future taxable income and realized gains during the periods in which temporary differences become deductible.  Deferred income taxes include future deductible differences relating to unrealized losses on investment securities.  We evaluate the character and timing of unrealized gains and losses to determine whether future taxable amounts are sufficient to offset future deductible amounts.  A valuation allowance against deferred income tax assets may be required if future taxable income of an appropriate amount and character is not expected.

2. New Accounting Pronouncements
Accounting Pronouncements Adopted
We adopted the following accounting pronouncements during 2016, with no material impact to our consolidated financial statements.
In August 2014, the Financial Accounting Standards Board (FASB) issued guidance that requires management to evaluate whether there are concerns or events that raise substantial doubt about the entity's ability to continue as a going concern within one year after the date the financial statements are issued.  Disclosures are required when certain criteria are met.  This guidance is effective for annual periods ending after December 15, 2016.  We early-adopted this guidance during the second quarter of 2016.
In January 2015, the FASB issued guidance that eliminated the concept of extraordinary items.  While the requirement for entities to consider whether an underlying event or transaction is extraordinary was eliminated, the presentation and disclosure guidance for items that are unusual in nature or occur infrequently was retained and was expanded to include items that are both unusual in nature and occur infrequently.  This guidance was effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015.
In February 2015, the FASB issued guidance regarding the analysis that a reporting entity must perform to determine whether it should consolidate certain types of legal entities.  Under this guidance, previous consolidation conclusions may change and additional disclosures may be required.  This guidance was effective for public entities for fiscal years and interim periods within those fiscal years beginning after December 15, 2015.
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Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
In April 2015, the FASB issued guidance regarding a customer's accounting for fees paid in a cloud computing arrangement and whether a cloud computing arrangement includes a software license.  If a cloud computing arrangement includes a software license, a customer should account for the software license element of the arrangement consistent with the acquisition of other software licenses.  If a cloud computing arrangement does not include a software license, a customer should account for the arrangement as a service contract.  The new guidance does not change the accounting for a customer's accounting for service contracts.  This guidance was effective for interim and annual reporting periods beginning after December 15, 2015.
In May 2015, the FASB issued guidance targeted to improve disclosures related to short-duration contracts.  Additional disclosures are required about insurance liabilities to provide information regarding the nature, amount, timing, and uncertainty of future cash flows related to insurance liabilities and the effect of those cash flows on the statement of comprehensive income.  This guidance was effective for annual periods beginning after December 15, 2015, and interim periods within annual periods beginning after December 15, 2016.
In July 2015, the FASB issued guidance regarding employee benefit accounting.  The guidance is divided into three parts.  First, the guidance requires a pension plan to use contract value as the only required measure for fully benefit-responsive investment contracts.  Second, the guidance simplifies and increases the effectiveness of the investment disclosure requirements for employee benefit plans.  Third, the guidance provides benefit plans with a measurement date practical expedient.  This guidance was effective for fiscal years beginning after December 15, 2015.
Accounting Pronouncements Issued, Not Yet Adopted
In May 2014, the FASB issued guidance regarding accounting for revenue recognition that identifies the accounting treatment for an entity's contracts with customers.  Certain contracts, including insurance contracts, are specifically excluded from this guidance.  However, certain other types of contracts may impact the financial statements of insurance providers.  In August 2015, the FASB deferred the effective date of this guidance for public entities to annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period.  In March 2016, this guidance was updated for principal versus agent considerations.  This guidance was also updated in April 2016 to address performance obligations and licensing issues.  In addition, this guidance was updated in May 2016 for narrow-scope improvements and practical expedients.  The FASB also issued technical corrections and improvements to this guidance in December 2016.  We are currently evaluating this guidance.  As an insurance enterprise, we have determined that our primary sources of revenue are excluded from this guidance, including insurance premiums, contract charges, and most investment revenues.  While we do have certain types of revenue that will be impacted, our adoption of this guidance is not expected to have a material impact on our consolidated financial statements.
In January 2016, the FASB issued guidance regarding accounting for recognition and measurement of financial assets and financial liabilities.  The new standard significantly revises an entity's accounting related to the classification and measurement of investments in equity securities and the presentation of certain fair value changes for financial liabilities measured at fair value.  It also amends certain disclosure requirements associated with the fair value of financial instruments.  The guidance is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2017 with early adoption allowed.  We are currently evaluating this guidance.
In February 2016, the FASB issued guidance regarding leases.  This guidance includes a lessee model that will cause most leases to be reported on the balance sheet.  In addition, the guidance aligns existing GAAP pertaining to leases with the new revenue recognition model that will be effective for periods beginning after December 15, 2017.  This guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years.  We are currently evaluating this guidance.
In June 2016, the FASB issued guidance regarding the measurement of credit losses on financial instruments.  Under this guidance, the incurred loss impairment methodology currently used under current GAAP for loans and other financial instruments will be replaced by a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates.  Additional disclosures will be required to provide additional information regarding significant estimates and judgments used in estimating credit losses, as well as the credit quality and underwriting standards of an organization's portfolio.  This guidance is effective for fiscal years beginning after December 15, 2020 and interim periods within those fiscal years.  We are currently evaluating this guidance.
In August 2016, the FASB issued guidance regarding the presentation and classification of certain cash receipts and cash payments in the statement of cash flows.  This guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years.  We are currently evaluating this guidance.
In November 2016, the FASB issued guidance regarding restricted cash.  This guidance requires that the statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or
13

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
restricted cash equivalents.  This guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years.  We are currently evaluating this guidance.
All other new accounting standards and updates of existing standards issued through the date of this filing were considered by management and did not relate to accounting policies and procedures pertinent to us at this time or were not expected to have a material impact to the consolidated financial statements.
3. Investments
Fixed Maturity and Equity Securities Available for Sale
Securities by Asset Class
The following table provides amortized cost and fair value of securities by asset class at December 31, 2016.
		Gross Unrealized
	Amortized Cost	Gains	Losses	Fair Value
U.S. Treasury securities and obligations of U.S. Government	$148,468	$5,246	$849	$152,865
Federal agencies [1]	19,796	515	—	20,311
Federal agency issued residential mortgage-backed securities [1]	25,868	2,973	1	28,840
Subtotal	194,132	8,734	850	202,016
Corporate obligations:
Industrial	506,218	20,445	2,176	524,487
Energy	201,416	7,880	2,778	206,518
Communications and technology	234,280	12,630	1,193	245,717
Financial	200,124	9,928	919	209,133
Consumer	564,868	16,431	2,989	578,310
Public utilities	239,719	13,132	2,562	250,289
Subtotal	1,946,625	80,446	12,617	2,014,454
Corporate private-labeled residential mortgage-backed securities	41,969	2,563	—	44,532
Municipal securities	147,384	17,546	696	164,234
Other	94,062	1,122	2,989	92,195
Redeemable preferred stocks	14,546	125	1,195	13,476
Fixed maturity securities	2,438,718	110,536	18,347	2,530,907
Equity securities	23,289	1,386	679	23,996
Total	$2,462,007	$111,922	$19,026	$2,554,903
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
14

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides amortized cost and fair value of securities by asset class at December 31, 2015.
		Gross Unrealized
	Amortized Cost	Gains	Losses	Fair Value
U.S. Treasury securities and obligations of U.S. Government	$148,930	$7,397	$202	$156,125
Federal agencies [1]	19,782	1,415	—	21,197
Federal agency issued residential mortgage-backed securities [1]	34,015	3,545	1	37,559
Subtotal	202,727	12,357	203	214,881
Corporate obligations:
Industrial	532,880	22,283	10,654	544,509
Energy	231,639	6,768	11,388	227,019
Communications and technology	233,063	11,538	2,368	242,233
Financial	210,142	12,764	1,409	221,497
Consumer	534,073	18,133	2,905	549,301
Public utilities	223,172	17,368	241	240,299
Subtotal	1,964,969	88,854	28,965	2,024,858
Corporate private-labeled residential mortgage-backed securities	70,761	3,436	20	74,177
Municipal securities	134,079	18,844	74	152,849
Other	96,365	2,926	2,859	96,432
Redeemable preferred stocks	17,437	310	99	17,648
Fixed maturity securities	2,486,338	126,727	32,220	2,580,845
Equity securities	24,067	1,832	574	25,325
Total	$2,510,405	$128,559	$32,794	$2,606,170
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
Contractual Maturities
The following table provides the distribution of maturities for fixed maturity securities available for sale.  Expected maturities may differ from these contractual maturities since issuers or borrowers may have the right to call or prepay obligations.
	December 31, 2016		December 31, 2015
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$177,007	$180,934	$115,294	$117,145
Due after one year through five years	751,986	788,759	735,559	779,402
Due after five years through ten years	1,020,233	1,043,340	1,117,415	1,126,585
Due after ten years	372,488	394,254	349,789	378,861
Securities with variable principal payments	102,458	110,144	150,844	161,204
Redeemable preferred stocks	14,546	13,476	17,437	17,648
Total	$2,438,718	$2,530,907	$2,486,338	$2,580,845

No material derivative financial instruments were held during December 31, 2016, 2015, or 2014.
15

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
Unrealized Losses on Investments
At the end of each quarter, all securities are reviewed to determine whether impairments exist and whether other-than-temporary impairments should be recorded.  This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.  Additional reporting and review procedures are conducted for those securities where fair value is less than 90% of amortized cost.  A formal review document is prepared no less often than quarterly of all investments where fair value is less than 80% of amortized cost for six months or more and selected investments that have changed significantly from a previous period and that have a decline in fair value greater than 10% of amortized cost.
We consider relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary.  Relevant facts and circumstances considered include but are not limited to:
•	The current fair value of the security as compared to amortized cost;
•	The credit rating of the security;
•	The extent and the length of time the fair value has been below amortized cost;
•
The financial position of the issuer, including the current and future impact of any specific events, material declines in the issuer's revenues, margins, cash positions, liquidity issues, asset quality, debt levels, and income results;

•	Significant management or organizational changes of the issuer;
•	Significant uncertainty regarding the issuer's industry;
•	Violation of financial covenants;
•	Consideration of information or evidence that supports timely recovery;
•	The intent and ability to hold a security until it recovers in value;
•	Whether we intend to sell a debt security and whether it is more likely than not that we will be required to sell a debt security before recovery of the amortized cost basis; and
•	Other business factors related to the issuer's industry.
To the extent we determine that a fixed maturity security is deemed to be other-than-temporarily impaired, the portion of the impairment that is deemed to be due to credit is charged to earnings in the Consolidated Statements of Comprehensive Income and the cost basis of the underlying investment is reduced.  The portion of such impairment that is determined to be non-credit-related is reflected in other comprehensive income (loss) and accumulated other comprehensive income (loss).
There are a number of significant risks and uncertainties inherent in the process of monitoring impairments, determining if an impairment is other-than-temporary, and determining the portion of an other-than-temporary impairment that is due to credit.  These risks and uncertainties include but are not limited to:
•	The risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;
•
The risk that the performance of the underlying collateral for securities could deteriorate in the future and credit enhancement levels and recovery values do not provide sufficient protection to contractual principal and interest;

•
The risk that fraudulent, inaccurate, or misleading information could be provided to our credit, investment, and accounting professionals who determine the fair value estimates and accounting treatment for securities;

•	The risk that actions of trustees, custodians, or other parties with interests in the security may have an unforeseen adverse impact on our investments;
•	The risk that new information obtained or changes in other facts and circumstances may lead us to change our intent to sell the security before it recovers in value;
•	The risk that facts and circumstances change such that it becomes more likely than not that we will be required to sell the investment before recovery of the amortized cost basis; and
•	The risk that the methodology or assumptions used to develop estimates of the portion of impairments due to credit prove, over time, to be inaccurate or insufficient.
Any of these situations could result in a charge to income in a future period.
Once a security is determined to have met certain of the criteria for consideration as being other-than-temporarily impaired, further information is gathered and evaluated pertaining to the particular security.  If the security is an unsecured obligation, the additional research is a top-down approach with particular emphasis on the likelihood of the issuer to meet the contractual terms of the obligation.  If the security is secured by an asset or guaranteed by another party, the value of the underlying secured asset or the financial ability of the third-party guarantor is evaluated as a secondary source of repayment.  Such research is based upon a top-down approach, narrowing to the specific estimates of value and cash flow of the underlying secured asset or guarantor.  If the security is a collateralized obligation, such as a mortgage-backed or other asset-backed instrument, research is also conducted to
16

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
obtain and analyze the performance of the collateral relative to expectations at the time of acquisition and with regard to projections for the future.  Such analyses are based upon historical results, trends, comparisons to collateral performance of similar securities, and analyses performed by third parties.  This information is used to develop projected cash flows that are compared to the amortized cost of the security.
We may selectively determine that we no longer intend to hold a specific issue to its maturity.  If we make this determination and the fair value is less than the cost basis, the investment is written down to the fair value and an other-than-temporary impairment is recorded.  Subsequently, we seek to obtain the best possible outcome available for this specific issue and record an investment gain or loss at the disposal date.
A discounted future cash flow calculation becomes the primary determinant of whether any portion and to what extent an unrealized loss is due to credit on loan-backed and similar asset-backed securities.  Such indications typically include below investment grade ratings and significant unrealized losses for an extended period of time, among other factors.  We identified 16 non-U.S. agency mortgage-backed securities that were determined to have such indications at December 31, 2016.  We identified 21 non-U.S. agency mortgage-backed securities that were determined to have such indications at December 31, 2015.  A discounted future cash flow analysis was performed for each of these securities to determine if any portion of the impairment was due to credit and deemed to be other-than-temporary.  This amount is recognized as a realized loss in the Consolidated Statements of Comprehensive Income and the carrying value of the security is written down by the same amount.  The portion of an impairment that is determined not to be due to credit is recorded as a component of accumulated other comprehensive income (loss) in the Consolidated Balance Sheets.  The discount rate used in calculating the present value of future cash flows was the investment yield at the time of purchase for each security.  The initial default rates were assumed to remain constant or grade down over time, reflecting our estimate of stabilized collateral performance in the future for such securities.
Significant unrealized losses on securities can continue for extended periods of time, particularly for certain individual securities.  While this can be an indication of potential credit impairments, it can also be an indication of illiquidity in a particular sector or security.  In addition, the fair value of an individual security can be heavily influenced by the complexities of varying market sentiment or uncertainty regarding the prospects for an individual security.  Based upon the process described above, we are best able to determine if and to what extent credit impairment may exist in these securities by performing present value calculations of projected future cash flows at the conclusion of each reporting period.  By reviewing the most recent data available regarding the security and other relevant industry and market factors, we can modify assumptions used in the cash flow projections and determine the best estimate of the portion of any impairment that is due to credit at the conclusion of each period.
17

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides information regarding fixed maturity and equity security investments available for sale with unrealized losses by length of time at December 31, 2016.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$37,557	$849	$4	$—	$37,561	$849
Federal agency issued residential mortgage-backed securities [1]	180	—	41	1	221	1
Subtotal	37,737	849	45	1	37,782	850
Corporate obligations:
Industrial	91,106	2,054	2,976	122	94,082	2,176
Energy	31,575	600	37,984	2,178	69,559	2,778
Communications and technology	35,985	745	6,953	448	42,938	1,193
Financial	21,914	199	5,165	720	27,079	919
Consumer	121,552	2,989	—	—	121,552	2,989
Public utilities	46,917	2,479	1,038	83	47,955	2,562
Subtotal	349,049	9,066	54,116	3,551	403,165	12,617

Municipal securities	16,948	696	—	—	16,948	696
Other	4,943	64	44,190	2,925	49,133	2,989
Redeemable preferred stocks	9,851	1,195	—	—	9,851	1,195
Fixed maturity securities	418,528	11,870	98,351	6,477	516,879	18,347
Equity securities	11,430	679	—	—	11,430	679
Total	$429,958	$12,549	$98,351	$6,477	$528,309	$19,026
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
18

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides information regarding fixed maturity and equity security investments available for sale with unrealized losses by length of time at December 31, 2015.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$19,447	$202	$—	$—	$19,447	$202
Federal agency issued residential mortgage-backed securities [1]	47	—	291	1	338	1
Subtotal	19,494	202	291	1	19,785	203
Corporate obligations:
Industrial	153,258	10,151	2,492	503	155,750	10,654
Energy	76,838	5,638	34,313	5,750	111,151	11,388
Communications and technology	53,751	2,368	—	—	53,751	2,368
Financial	18,040	927	1,421	482	19,461	1,409
Consumer	121,261	2,573	7,192	332	128,453	2,905
Public utilities	15,983	241	—	—	15,983	241
Subtotal	439,131	21,898	45,418	7,067	484,549	28,965
Corporate private-labeled residential mortgage-backed securities	3,734	20	—	—	3,734	20
Municipal securities	3,118	74	—	—	3,118	74
Other	15,742	386	33,366	2,473	49,108	2,859
Redeemable preferred stocks	—	—	6,925	99	6,925	99
Fixed maturity securities	481,219	22,580	86,000	9,640	567,219	32,220
Equity securities	2,156	574	—	—	2,156	574
Total	$483,375	$23,154	$86,000	$9,640	$569,375	$32,794
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
The following table provides information regarding the number of fixed maturity and equity security issues with unrealized losses at December 31.
	2016	2015
Below cost for less than one year	160	179
Below cost for one year or more and less than three years	20	19
Below cost for three years or more	8	9
Total	188	207

We do not consider the unrealized losses related to these securities to be credit-related.  The unrealized losses at December 31, 2016 primarily relate to changes in interest rates and market spreads subsequent to purchase.  A substantial portion of investment securities that have unrealized losses are either corporate debt issued with investment grade credit ratings or other investment securities.  Included in other investment securities are commercial mortgage-backed securities and asset-backed securities.
19

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table summarizes our investments in fixed maturity and equity securities available for sale with unrealized losses at December 31, 2016.
	Amortized Cost	Fair Value	Gross Unrealized Losses
Securities owned without realized impairment:
Unrealized losses of 10% or less	$517,145	$501,873	$15,272
Unrealized losses of 20% or less and greater than 10%	26,552	23,093	3,459
Subtotal	543,697	524,966	18,731
Unrealized losses greater than 20%:
Investment grade:
Less than twelve months	—	—	—
Twelve months or greater	908	715	193
Total investment grade	908	715	193
Below investment grade:
Less than twelve months	130	104	26
Twelve months or greater	—	—	—
Total below investment grade	130	104	26
Unrealized losses greater than 20%	1,038	819	219
Subtotal	544,735	525,785	18,950

Securities owned with realized impairment:
Unrealized losses of 10% or less	2,526	2,464	62
Unrealized losses of 20% or less and greater than 10%	74	60	14
Subtotal	2,600	2,524	76
Unrealized losses greater than 20%:
Investment grade:
Less than twelve months	—	—	—
Twelve months or greater	—	—	—
Total investment grade	—	—	—
Below investment grade:
Less than twelve months	—	—	—
Twelve months or greater	—	—	—
Total below investment grade	—	—	—
Unrealized losses greater than 20%	—	—	—
Subtotal	2,600	2,524	76
Total	$547,335	$528,309	$19,026

20

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table summarizes our investments in fixed maturity and equity securities available for sale with unrealized losses at December 31, 2015.
	Amortized Cost	Fair Value	Gross Unrealized Losses
Securities owned without realized impairment:
Unrealized losses of 10% or less	$511,941	$496,587	$15,354
Unrealized losses of 20% or less and greater than 10%	57,124	48,447	8,677
Subtotal	569,065	545,034	24,031
Unrealized losses greater than 20%:
Investment grade:
Less than twelve months	18,096	12,944	5,152
Twelve months or greater	908	596	312
Total investment grade	19,004	13,540	5,464
Below investment grade:
Less than twelve months	5,893	2,743	3,150
Twelve months or greater	—	—	—
Total below investment grade	5,893	2,743	3,150
Unrealized losses greater than 20%	24,897	16,283	8,614
Subtotal	593,962	561,317	32,645

Securities owned with realized impairment:
Unrealized losses of 10% or less	8,097	8,013	84
Unrealized losses of 20% or less and greater than 10%	—	—	—
Subtotal	8,097	8,013	84
Unrealized losses greater than 20%:
Investment grade:
Less than twelve months	110	45	65
Twelve months or greater	—	—	—
Total investment grade	110	45	65
Below investment grade:
Less than twelve months	—	—	—
Twelve months or greater	—	—	—
Total below investment grade	—	—	—
Unrealized losses greater than 20%	110	45	65
Subtotal	8,207	8,058	149
Total	$602,169	$569,375	$32,794

21

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides information on fixed maturity securities available for sale with gross unrealized losses by actual or equivalent Standard & Poor's rating at December 31, 2016.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$27,051	5%	$983	5%
AA	87,400	17%	3,389	19%
A	135,619	26%	4,841	26%
BBB	234,305	46%	6,430	35%
Total investment grade	484,375	94%	15,643	85%
BB	14,359	3%	1,592	9%
B and below	18,145	3%	1,112	6%
Total below investment grade	32,504	6%	2,704	15%
	$516,879	100%	$18,347	100%
The following table provides information on fixed maturity securities available for sale with gross unrealized losses by actual or equivalent Standard & Poor's rating at December 31, 2015.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$10,050	2%	$198	1%
AA	79,448	14%	2,570	8%
A	161,483	28%	4,928	15%
BBB	280,178	50%	20,569	64%
Total investment grade	531,159	94%	28,265	88%
BB	25,465	4%	3,798	12%
B and below	10,595	2%	157	—%
Total below investment grade	36,060	6%	3,955	12%
	$567,219	100%	$32,220	100%

Our residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities that were rated below investment grade were 34% of the below investment grade total at December 31, 2016.  Our residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities that were rated below investment grade were 41% of the below investment grade total at December 31, 2015.
22

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides the distribution of maturities for fixed maturity securities available for sale with unrealized losses.  Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.
	December 31, 2016		December 31, 2015
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Fixed maturity securities available for sale:
Due in one year or less	$3,727	$113	$—	$—
Due after one year through five years	43,474	516	68,757	1,548
Due after five years through ten years	344,940	9,525	421,519	26,164
Due after ten years	114,661	6,997	65,939	4,388
Total	506,802	17,151	556,215	32,100
Securities with variable principal payments	226	1	4,079	21
Redeemable preferred stocks	9,851	1,195	6,925	99
Total	$516,879	$18,347	$567,219	$32,220
We held one non-income producing security with a carrying value of $0.4 million at December 31, 2016 and $0.6 million at December 31, 2015.  This security was previously written down due to other-than-temporary impairment.
We did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity at December 31, 2016 or 2015.
The following table provides information regarding our other-than-temporary impairments for the years ended December 31.
	2016	2015	2014
Total other-than-temporary impairment losses	$563	$2,189	$2,176
Net other-than-temporary impairment losses recognized in earnings	620	2,481	1,533
The differences represent the non-credit portion of current or prior other-than-temporary impairment that was recorded in other comprehensive income (loss).  Corporate private-labeled residential mortgage-backed and other securities had impairments recorded in earnings of $0.1 million, $0.3 million, and $0.6 million for the years ended December 31, 2016, 2015, and 2014, respectively.  We determined the other-than-temporary impairments recorded in earnings based upon the present value of projected future cash flows.
One equity security had an impairment recorded in earnings of $0.5 million during 2016.  This is common stock of a company within the oil exploration and production sector that went through a reorganization pursuant to Chapter 11 of the U.S. Bankruptcy Code.  As part of the reorganization, we received equity shares in exchange for this company's corporate obligation in 2015.  We recorded an impairment in earnings of $2.0 million during 2015 on this corporate obligation that resulted from reduced oil prices and lower demand for exploration equipment.  In addition, one other-type security was written down by $0.2 million during 2015 due to an increase in projected future losses on the underlying collateral.  One equity security had an impairment of less than $0.1 million during 2015.  Two corporate obligations had impairments recorded in earnings of $0.7 million during 2014.  The first was written down $0.7 million and was an oil industry debt obligation that was challenged by reduced oil prices.  The second was a utility debt obligation that was written down less than $0.1 million.  In addition, an other-type security was written down by $0.1 million due to an increase in projected future losses on the underlying collateral.  There were two equity securities with impairments recorded of $0.1 million during 2014.
23

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The Company monitors structured securities through a combination of an analysis of vintage, credit ratings, and other factors.  Structured securities include asset-backed, residential mortgage-backed securities, collateralized debt obligations, and other collateralized obligations.
The following tables identify structured securities by credit ratings for all vintages owned at December 31.
	2016
	Fair Value	Amortized Cost	Unrealized Gains (Losses)
Residential & Non-agency MBS:
Investment Grade	$9,949	$9,610	$339
Below Investment Grade	39,932	37,758	2,174
Total residential & Non-agency MBS	49,881	47,368	2,513
Other structured securities:
Investment grade	61,810	63,092	(1,282)
Below investment grade	13,450	15,317	(1,867)
Total other structured securities	75,260	78,409	(3,149)
Total structured securities	$125,141	$125,777	$(636)

	2015
	Fair Value	Amortized Cost	Unrealized Gains (Losses)
Residential & Non-agency MBS:
Investment Grade	$12,351	$11,952	$399
Below Investment Grade	70,966	66,932	4,034
Total residential & Non-agency MBS	83,317	78,884	4,433
Other structured securities:
Investment grade	56,601	57,416	(815)
Below investment grade	14,714	15,585	(871)
Total other structured securities	71,315	73,001	(1,686)
Total structured securities	$154,632	$151,885	$2,747
The following table provides a reconciliation of credit losses recognized in earnings on fixed maturity securities for which a portion of the other-than-temporary impairment loss was recognized in other comprehensive income (loss) for the years ended December 31.
	2016	2015	2014
Credit losses on securities held at the beginning of the year	$20,350	$17,889	$16,375
Additions for credit losses not previously recognized in other-than-temporary impairment	—	—	808
Additions for increases in the credit loss for which an other-than-temporary impairment was previously recognized when there was no intent to sell the security before recovery of its amortized cost basis	74	2,481	725
Reductions for securities sold (realized)	(7,179)	—	—
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	(21)	(20)	(19)
Credit losses on securities held at the end of the year	$13,224	$20,350	$17,889

24

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides the net unrealized gains (losses) reported in accumulated other comprehensive income (loss) on our investments in securities available for sale, at December 31.
	2016	2015	2014
Net unrealized gains	$92,896	$95,765	$174,620
Amounts resulting from:
DAC, VOBA, and DRL	(14,603)	(17,030)	(28,495)
Future policy benefits	(22,235)	(19,219)	(26,778)
Policyholder account balances	(470)	(454)	(879)
Deferred income taxes	(19,454)	(20,670)	(41,462)
Total	$36,134	$38,392	$77,006

Investment Revenues
The following table provides investment revenues by major category for the years ended December 31.
	2016	2015	2014
Gross investment income:
Fixed maturity securities	$109,799	$116,713	$121,137
Equity securities	1,093	1,023	1,037
Mortgage loans	30,694	31,662	37,452
Real estate	18,738	17,059	11,756
Policy loans	5,558	5,774	5,848
Short-term investments	130	8	4
Other	295	177	535
Total	166,307	172,416	177,769
Less investment expenses	(15,699)	(15,266)	(12,801)
Net investment income	$150,608	$157,150	$164,968

Realized Gains (Losses)
The following table provides net realized investment gains (losses) by major category for the years ended December 31.
	2016	2015	2014
Fixed maturity securities	$5,066	$569	$2,576
Equity securities	(190)	49	403
Real estate	955	4,228	642
Mortgage loans	(769)	(1,041)	(105)
Amortization of DAC, VOBA, and DRL	(173)	(38)	(147)
Net realized investment gains	$4,889	$3,767	$3,369

25

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides detail concerning realized investment gains and losses for the three years ended December 31.
	2016	2015	2014
Gross gains resulting from:
Sales of investment securities	$1,343	$360	$3,199
Investment securities called and other	4,641	3,354	3,084
Real estate	1,084	4,228	864
Total gross gains	7,068	7,942	7,147
Gross losses resulting from:
Sales of investment securities	(445)	(403)	(1,352)
Investment securities called and other	(43)	(212)	(419)
Sale of real estate and joint venture	(129)	—	(222)
Mortgage loans	(95)	(296)	(1,442)
Total gross losses	(712)	(911)	(3,435)
Change in allowance for loan losses	(674)	(745)	1,337
Amortization of DAC, VOBA, and DRL	(173)	(38)	(147)
Net realized investment gains, excluding other-than-temporary impairment losses	5,509	6,248	4,902

Net impairment losses recognized in earnings:
Other-than-temporary impairment losses on fixed maturity and equity securities	(563)	(2,189)	(2,176)
Portion of loss recognized in other comprehensive income (loss)	(57)	(292)	643
Net other-than-temporary impairment losses recognized in earnings	(620)	(2,481)	(1,533)
Net realized investment gains	$4,889	$3,767	$3,369
Proceeds from Sales of Investment Securities
The following table provides proceeds from the sale of fixed maturity and equity securities, excluding maturities and calls, for the three years ended December 31.
	2016	2015	2014
Proceeds	$42,603	$39,954	$38,527

26

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
Non-Cash Investing Activity
Our non-cash investing transactions in 2016 consisted of a $5.0 million bond exchange with an issuer.  Non-cash investing transactions in 2015 consisted of the receipt of $0.6 million common stock for a bond reorganization.  Non-cash investing transactions in 2014 included $5.8 million of mortgage loan foreclosures transferred to real estate, along with a buyout of a joint venture partner that retired a mortgage loan of $2.7 million and the corresponding transfer of the $4.2 million book value to real estate.
Mortgage Loans
Investments in mortgage loans totaled $630.9 million at December 31, 2016, compared to $590.0 million at December 31, 2015.  Our mortgage loans are secured by commercial real estate and are stated at cost, adjusted for premium amortization and discount accretion, less an allowance for loan losses.  We believe this allowance is at a level adequate to absorb estimated credit losses and was $3.3 million at December 31, 2016 and $2.7 million at December 31, 2015.  Our periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors.  Please see Note 5 - Financing Receivables for additional information.  We do not hold mortgage loans to any single borrower that exceed 5% of stockholders' equity.
We had 18% of our total investments in commercial mortgage loans at December 31, 2016, compared to 17% at December 31, 2015.  New commercial loans, including refinanced loans, totaled $171.3 million during 2016 and $164.0 million during 2015.  The level of new commercial mortgage loans in any year is influenced by market conditions, as we respond to changes in interest rates, available spreads, borrower demand, and opportunities to acquire loans that meet our yield and quality thresholds.
In addition to the subject collateral underlying the mortgage, we typically require some amount of recourse from borrowers as another potential source of repayment.  The recourse requirement is determined as part of the underwriting requirements of each loan.  We added 51 new loans to the portfolio during 2016, and 94% of these loans had some amount of recourse requirement.  No new loans were purchased from institutional lenders during 2016.  The average loan-to-value ratio for the overall portfolio was 48% at December 31, 2016, up from 47% at December 31, 2015.  These ratios are based upon the current balance of loans relative to the appraisal of value at the time the loan was originated or acquired.  Additionally, we may receive fees when borrowers prepay their mortgage loans.  The average loan balance was $1.7 million at December 31, 2016 and $1.6 million at December 31, 2015.  We have certain mortgage loans that have an unamortized premium, totaling $0.2 million as of December 31, 2016, compared to $0.4 million at December 31, 2015.
The following table identifies the gross mortgage loan principal outstanding and the allowance for loan losses at December 31.
	2016	2015
Principal outstanding	$634,222	$592,619
Allowance for loan losses	(3,333)	(2,659)
Carrying value	$630,889	$589,960

27

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table summarizes the amount of mortgage loans at December 31, 2016 and 2015, segregated by year of origination.  Purchased loans are shown in the year acquired by the Company, although the individual loans may have been initially originated in prior years.
	2016	% of Total	2015	% of Total
Prior to 2007	$20,483	3%	$36,237	6%
2007	12,402	2%	17,722	3%
2008	14,821	2%	21,440	4%
2009	8,951	1%	11,544	2%
2010	16,257	3%	38,002	6%
2011	49,822	8%	81,357	14%
2012	87,607	14%	104,775	18%
2013	59,003	9%	62,808	10%
2014	51,758	8%	57,100	10%
2015	143,606	23%	161,634	27%
2016	169,512	27%	—	—%
Principal outstanding	$634,222	100%	$592,619	100%
The following table identifies mortgage loans by geographic location at December 31.
	2016	% of Total	2015	% of Total
West south central	$119,443	19%	$112,093	19%
East north central	97,635	15%	71,178	12%
Pacific	95,555	15%	129,108	22%
South Atlantic	89,961	14%	71,599	12%
West north central	75,492	12%	84,210	14%
Middle Atlantic	64,396	10%	30,141	5%
Mountain	59,557	9%	67,526	11%
East south central	29,251	5%	26,764	5%
New England	2,932	1%	—	—%
Principal outstanding	$634,222	100%	$592,619	100%
The following table identifies the concentration of mortgage loans by state greater than 5% of total at December 31.
	2016	% of Total	2015	% of Total
Texas	$115,676	18%	$108,104	18%
California	76,746	12%	111,050	19%
Minnesota[1]	53,637	9%	58,841	10%
Ohio	40,903	7%	39,410	7%
New Jersey	39,401	6%	—	—%	[1]
Florida	34,508	5%	30,753	5%
All others	273,351	43%	244,461	41%
Principal outstanding	$634,222	100%	$592,619	100%
1 Concentration was less than 5% at December 31, 2015.
28

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table identifies mortgage loans by property type at December 31.  The Other category consists principally of apartments and retail properties.
	2016	% of Total	2015	% of Total
Industrial	$374,116	59%	$312,458	53%
Office	161,277	25%	181,912	30%
Medical	26,731	4%	28,042	5%
Other	72,098	12%	70,207	12%
Principal outstanding	$634,222	100%	$592,619	100%
The following table identifies mortgage loans by maturity at December 31.
	2016	% of Total	2015	% of Total
Due in one year or less	$15,680	2%	$18,560	3%
Due after one year through five years	75,360	12%	107,219	18%
Due after five years through ten years	94,833	15%	129,232	22%
Due after ten years	448,349	71%	337,608	57%
Principal outstanding	$634,222	100%	$592,619	100%
The following table identifies the commercial mortgage portfolio by current loan balance at December 31.
	2016	% of Total	2015	% of Total
$5 million or greater	$134,195	21%	$88,656	15%
$4 million to less than $5 million	41,313	6%	31,025	5%
$3 million to less than $4 million	55,588	9%	57,735	10%
$2 million to less than $3 million	127,731	20%	130,397	22%
$1 million to less than $2 million	188,359	30%	195,604	33%
Less than $1 million	87,036	14%	89,202	15%
Principal outstanding	$634,222	100%	$592,619	100%
The following table identifies the commercial mortgage portfolio by current loan balance as a percentage of the value at the time of origination at December 31.
	2016	% of Total	2015	% of Total
70% or greater	$93,724	15%	$66,330	11%
50% to 69%	336,722	53%	301,901	51%
Less than 50%	203,776	32%	224,388	38%
Principal outstanding	$634,222	100%	$592,619	100%
We diversify our commercial mortgage loan portfolio both geographically and by property type to reduce certain risks, including local and regional physical and economic exposures.  However, diversification may not always sufficiently mitigate these risks.  The concentration in the west south central, east north central, and Pacific regions exposes us to potential losses from an economic downturn, certain catastrophes, and natural disasters that may affect areas of the regions.  We would not expect an occurrence in any of these areas to have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that such risks could not have such material adverse effects.
Under the laws of certain states, environmental contamination of a property may result in a lien on the property to secure recovery of the costs of cleanup.  In some states, such a lien has priority over the lien of an existing mortgage against such property.  As a
29

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
commercial mortgage lender, we customarily conduct environmental assessments prior to making commercial mortgage loans secured by real estate and before taking title on real estate.  Based on our environmental assessments, we believe that any compliance costs associated with environmental laws and regulations or any remediation of affected properties would not have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that material compliance costs will not be incurred.
We may refinance commercial mortgage loans prior to contractual maturity as a means of originating new loans that meet our underwriting and pricing parameters.  We refinanced eleven loans with outstanding balances of $17.5 million during the year ended December 31, 2016.  We refinanced 18 loans with outstanding balances of $22.8 million during the year ended December 31, 2015.  None of these refinancings were the result of troubled debt restructuring.
In the normal course of business, we commit to fund commercial mortgage loans generally up to 120 days in advance.  These commitments typically have fixed expiration dates.  A small percentage of commitments expire due to the borrower's failure to deliver the requirements of the commitment by the expiration date.  In these cases, we retain the commitment fee.  For additional information, please see Note 22 - Commitments, Contingent Liabilities, Guarantees, and Indemnifications.
Real Estate
The following table provides information concerning real estate investments by major category at December 31.
	2016	2015
Land	$36,425	$29,157
Buildings	159,510	141,936
Less accumulated depreciation	(31,196)	(36,291)
Real estate, commercial	164,739	134,802
Real estate, joint ventures	30,882	33,295
Total	$195,621	$168,097
Investment real estate is depreciated on a straight-line basis over periods ranging from 3 years to 60 years.  We had real estate sales of $1.4 million during 2016, $20.0 million during 2015, and $2.9 million during 2014.
We had $30.9 million in real estate joint ventures at year-end 2016, compared with $33.3 million at year-end 2015.  Included in these joint ventures, we are the holder of all shares in three subsidiary real estate ventures with a combined carrying value of $20.3 million at year-end 2016 and $20.6 million at year-end 2015.  Each of the three subsidiaries holds a 50% interest in these separate joint ventures and all are based in Urbandale, Iowa.  Based on information provided on January 26, 2017 by the Managing Member of the underlying joint ventures and with consideration given to ongoing disputes between our subsidiaries and the Managing Member, we have evaluated our interest in the joint venture to determine whether the underlying real estate was impaired and correspondingly whether our investment in the joint venture had an other-than-temporary impairment to be recognized.  In making our evaluation, we considered, among other things, recent activity in the subject real estate, other real estate in the surrounding area, and prospects for future activity.  We have concluded that no other-than-temporary impairment had occurred as of December 31, 2016.  The evaluation for other-than-temporary impairment involves significant judgment about the inputs into the valuation model, including significant assumptions regarding the planned use of the real estate, current and projected values of the real estate, the cost of future development and the associated cash flows expected, and the time period over which the real estate will be developed.  To the extent there are changes in the intended use or real estate absorption in the immediate area does not develop as expected, the estimated value of our investment could materially change.
We had non-income producing commercial real estate, consisting of vacant properties and properties under development, of $8.5 million at December 31, 2016, compared to $8.7 million at December 31, 2015.  In addition, the majority of our real estate joint ventures are non-income producing.
30

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
4. Fair Value Measurements
Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date.  We maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.
We categorize our financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value.  These levels are as follows:
Level 1 - Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.
Level 2 - Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from third-party pricing services or inputs that are observable or derived principally from or corroborated by observable market data.
Level 3 - Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect our assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
Following is a description of valuation methodologies used for assets and liabilities recorded at fair value and for estimating fair value for financial instruments not recorded at fair value but for which fair value is disclosed.
Assets
Securities Available for Sale
Fixed maturity and equity securities available for sale are recorded at fair value on a recurring basis.  Fair value measurement is based upon unadjusted quoted prices, if available, except as described in the subsequent paragraphs.
Cash and Short-Term Investments
Cash and short-term investments include cash and highly-liquid investments in institutional money market funds.  The carrying value of cash and short-term investments approximates the fair value and are categorized as Level 1.  Fair value is provided for disclosure purposes only.
Loans
We do not record mortgage, policy, or agent loans at fair value.  As such, valuation techniques discussed herein for loans are primarily for estimating fair value for purpose of disclosure.
Fair values of mortgage loans on real estate properties are calculated by discounting contractual cash flows, using discount rates based on current industry pricing or the Company's estimate of an appropriate risk-adjusted discount rate for loans of similar size, type, remaining maturity, likelihood of prepayment, and repricing characteristics.  Mortgage loans are categorized as Level 3.
Policy loans are made to policyholders under terms defined in the policy.  These loans cannot exceed the cash surrender value of the policy.  Carrying value of policy loans approximates fair value.  Policy loans are categorized as Level 3.
Separate Accounts
The separate account assets and liabilities, which are equal, are recorded at fair value based upon NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  This is the value at which a policyholder could transact with the issuer on the date.  Separate accounts are categorized as Level 2.
Liabilities
Investment-Type Liabilities Included in Policyholder Account Balances and Other Policyholder Funds
The fair values of supplementary contracts and annuities without life contingencies are estimated to be the present value of payments at a market yield.  The fair values of deposits with no stated maturity are estimated to be the amount payable on demand at the measurement date.  These liabilities are categorized as Level 3.  We have not estimated the fair value of the liabilities under contracts that involve significant mortality or morbidity risks, as these liabilities fall within the definition of insurance contracts.  Insurance contracts are excluded from financial instruments that require disclosures of fair value.
31

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
Guaranteed Minimum Withdrawal Benefits (GMWB) Included in Other Policyholder Funds
We offer a GMWB rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  Fair value for GMWB rider contracts is a Level 3 valuation, as it is based on models which utilize significant unobservable inputs.  These models require actuarial and financial market assumptions, which reflect the assumptions market participants would use in pricing the contract, including adjustments for volatility, risk, and issuer non-performance.
Determination of Fair Value
We utilize external third-party pricing services to determine the majority of our fair values on investment securities available for sale.  At both December 31, 2016 and December 31, 2015, approximately 98% of the carrying value of these investments was from external pricing services, 1% was from brokers, and 1% was derived from internal matrices and calculations.  In the event that the primary pricing service does not provide a price, we utilize the price provided by a second pricing service.  We review prices received from service providers for reasonableness and unusual fluctuations but generally accept the price identified from the primary pricing service.  In the event a price is not available from either third-party pricing service, we pursue external pricing from brokers.  Generally, we pursue and utilize only one broker quote per security.  In doing so, we solicit only brokers which have previously demonstrated knowledge and experience of the subject security.  If a broker price is not available, we determine a fair value through various valuation techniques that may include discounted cash flows, spread-based models, or similar techniques, depending upon the specific security to be priced.  These techniques are primarily applied to private placement securities.  We utilize available market information, wherever possible, to identify inputs into the fair value determination, primarily prices and spreads on comparable securities.
Each quarter, we evaluate the prices received from third-party security pricing services and independent brokers to ensure that the prices represent a reasonable estimate of the fair value within the macro-economic environment, sector factors, and overall pricing trends and expectations.  We corroborate and validate the primary pricing sources through a variety of procedures that include but are not limited to comparison to additional third-party pricing services or brokers, where possible; a review of third-party pricing service methodologies; back testing; in-depth specific analytics on randomly selected issues; and comparison of prices to actual trades for specific securities where observable data exists.  In addition, we analyze the primary third-party pricing service's methodologies and related inputs and also evaluate the various types of securities in our investment portfolio to determine an appropriate fair value hierarchy.  Finally, we also perform additional evaluations when individual prices fall outside tolerance levels when comparing prices received from third-party pricing services.
Fair value measurements for assets and liabilities where limited or no observable market data exists are calculated using our own estimates and are categorized as Level 3.  These estimates are based on current interest rates, credit spreads, liquidity premium or discount, the economic and competitive environment, unique characteristics of the asset or liability, and other pertinent factors.  Therefore, these estimates cannot be determined with precision and may not be realized in an actual sale or immediate settlement of the asset or liability.  Further, changes in the underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values.
Our own estimates of fair value of fixed maturity and equity securities may be derived in a number of ways, including but not limited to: 1) pricing provided by brokers, where the price indicates reliability as to value; 2) fair values of comparable securities, incorporating a spread adjustment for maturity differences, collateralization, credit quality, liquidity, and other items, if applicable; 3) discounted cash flow models and margin spreads; 4) bond yield curves; 5) observable market prices and exchange transaction information not provided by external pricing services; and 6) statement values provided to us by fund managers.
The fair value of the GMWB embedded derivative is calculated using a discounted cash flow valuation model that projects future cash flows under multiple risk neutral stochastic equity scenarios.  The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations.  The equity correlations are based on historical price observations.  For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience.  The mortality assumption uses the 2000 U.S. Annuity Basic Mortality Table.  The present value of cash flows is determined using the discount rate curve, based upon London Interbank Offered Rate (LIBOR) plus a credit spread.
32

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
Categories Reported at Fair Value
The following tables present the fair value hierarchy for those assets and liabilities reported at fair value on a recurring basis at December 31.
	2016
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$12,108	$140,757	$—	$152,865
Federal agencies [1]	—	20,311	—	20,311
Federal agency issued residential mortgage-backed securities [1]	—	28,840	—	28,840
Subtotal	12,108	189,908	—	202,016
Corporate obligations:
Industrial	—	524,487	—	524,487
Energy	—	206,518	—	206,518
Communications and technology	—	245,717	—	245,717
Financial	—	209,133	—	209,133
Consumer	—	578,310	—	578,310
Public utilities	—	250,289	—	250,289
Subtotal	—	2,014,454	—	2,014,454
Corporate private-labeled residential mortgage-backed securities	—	44,532	—	44,532
Municipal securities	—	164,234	—	164,234
Other	—	91,795	400	92,195
Redeemable preferred stocks	—	13,476	—	13,476
Fixed maturity securities	12,108	2,518,399	400	2,530,907
Equity securities	4,950	19,046	—	23,996
Separate account assets	—	373,256	—	373,256
Total	$17,058	$2,910,701	$400	$2,928,159

Percent of total	1%	99%	—%	100%

Liabilities:
Other policyholder funds
Guaranteed minimum withdrawal benefits	$—	$—	$(2,158)	$(2,158)
Separate account liabilities	—	373,256	—	373,256
Total	$—	$373,256	$(2,158)	$371,098

1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
33

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
	2015
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$9,704	$146,421	$—	$156,125
Federal agencies [1]	—	21,197	—	21,197
Federal agency issued residential mortgage-backed securities [1]	—	37,559	—	37,559
Subtotal	9,704	205,177	—	214,881
Corporate obligations:
Industrial	—	544,509	—	544,509
Energy	—	227,019	—	227,019
Communications and technology	—	242,233	—	242,233
Financial	—	221,497	—	221,497
Consumer	—	549,301	—	549,301
Public utilities	—	240,299	—	240,299
Subtotal	—	2,024,858	—	2,024,858
Corporate private-labeled residential mortgage-backed securities	—	74,177	—	74,177
Municipal securities	—	152,849	—	152,849
Other	—	95,855	577	96,432
Redeemable preferred stocks	—	17,648	—	17,648
Fixed maturity securities	9,704	2,570,564	577	2,580,845
Equity securities	5,166	20,159	—	25,325
Separate account assets	—	372,924	—	372,924
Total	$14,870	$2,963,647	$577	$2,979,094

Percent of total	1%	99%	—%	100%

Liabilities:
Other policyholder funds
Guaranteed minimum withdrawal benefits	$—	$—	$(2,778)	$(2,778)
Separate account liabilities	—	372,924	—	372,924
Total	$—	$372,924	$(2,778)	$370,146
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
34

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31 are summarized below:
	2016
	Assets	Liabilities
	Fixed maturity securities available for sale	GMWB
Beginning balance	$577	$(2,778)
Included in earnings	—	1,237
Included in other comprehensive income (loss)	91	—
Purchases, issuances, sales and other dispositions:
Purchases	—	—
Issuances	—	430
Sales	—	—
Other dispositions	(268)	(1,047)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$400	$(2,158)

	2015
	Assets	Liabilities
	Fixed maturity securities available for sale	GMWB
Beginning balance	$759	$(1,094)
Included in earnings	(193)	(1,488)
Included in other comprehensive income (loss)	306	—
Purchases, issuances, sales and other dispositions:
Purchases	—	—
Issuances	—	330
Sales	—	—
Other dispositions	(295)	(526)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$577	$(2,778)

35

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
	2014
	Assets	Liabilities
	Fixed maturity securities available for sale	GMWB
Beginning balance	$1,433	$(4,703)
Included in earnings	(12)	3,145
Included in other comprehensive income (loss)	(421)	—
Purchases, issuances, sales and other dispositions:
Purchases	—	—
Issuances	—	592
Sales	—	—
Other dispositions	(241)	(128)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$759	$(1,094)
Depending upon the availability of Level 1 or Level 2 pricing, specific securities may transfer into or out of Level 3.  We did not have any transfers between any levels at December 31, 2016, 2015 or 2014.
The following table presents the valuation method for the financial instrument liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2016.
	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$(2,158)	Actuarial cash flow model	Mortality	80% of U.S. Annuity Basic Table (2000)
			Lapse	0%-16% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.77%-1.32%

36

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table presents the valuation method for the financial instrument liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2015.

	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$(2,778)	Actuarial cash flow model	Mortality	80% of U.S. Annuity Basic Table (2000)
			Lapse	0%-16% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.87%-1.73%
The GMWB liability is sensitive to changes in observable and unobservable inputs.  Observable inputs include risk-free rates, index returns, volatilities, and correlations.  Increases in risk-free rates and equity returns reduce the liability, while increases in volatilities increase the liability.  Our mortality, lapse, benefit utilization, and nonperformance risk adjustments are unobservable.  Increases in mortality, lapses and credit spreads used for nonperformance risk reduce the liability, while increases in benefit utilization increase the liability.
Following are estimates of the impact from changes in unobservable inputs on the GMWB liability at December 31.
	2016	2015
	Increase/(Decrease)
	in millions
A 10% increase in the mortality assumption	$(0.1)	(0.1)
A 10% decrease in the lapse assumption	0.2	0.2
A 10% increase in the benefit utilization	0.7	0.7
A 10 basis point increase in the credit spreads used for non-performance	(0.3)	(0.3)

37

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following tables present a summary of fair value estimates for financial instruments at December 31.  Assets and liabilities that are not financial instruments are not included in this disclosure.  The total of the fair value calculations presented below may not be indicative of the value that can be obtained.
	2016
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Fixed maturity securities available for sale	$12,108	$2,518,399	$400	$2,530,907	$2,530,907
Equity securities available for sale	4,950	19,046	—	23,996	23,996
Mortgage loans	—	—	636,801	636,801	630,889
Policy loans	—	—	79,893	79,893	79,893
Cash and short-term investments	37,156	—	—	37,156	37,156
Separate account assets	—	373,256	—	373,256	373,256

Liabilities:
Individual and group annuities	—	—	1,056,759	1,056,759	1,075,576
Supplementary contracts and annuities without life contingencies	—	—	53,167	53,167	54,483
Separate account liabilities	—	373,256	—	373,256	373,256
Other policyholder funds - GMWB	—	—	(2,158)	(2,158)	(2,158)

	2015
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Fixed maturity securities available for sale	$9,704	$2,570,564	$577	$2,580,845	$2,580,845
Equity securities available for sale	5,166	20,159	—	25,325	25,325
Mortgage loans	—	—	606,708	606,708	589,960
Policy loans	—	—	81,392	81,392	81,392
Cash and short-term investments	30,325	—	—	30,325	30,325
Separate account assets	—	372,924	—	372,924	372,924

Liabilities:
Individual and group annuities	—	—	1,055,052	1,055,052	1,073,592
Supplementary contracts and annuities without life contingencies	—	—	52,636	52,636	54,136
Separate account liabilities	—	372,924	—	372,924	372,924
Other policyholder funds - GMWB	—	—	(2,778)	(2,778)	(2,778)

38

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
5. Financing Receivables
We have financing receivables with specific maturity dates that are recognized as assets in the Consolidated Balance Sheets.
The following table identifies financing receivables by classification amount at December 31.
	2016	2015
Receivables:
Agent receivables, net (allowance $660; 2015 - $1,197)	$1,661	$1,602
Investment-related financing receivables:
Mortgage loans, net (allowance $3,333; 2015 - $2,659)	630,889	589,960
Total financing receivables	$632,550	$591,562
Agent Receivables
We have certain agent receivables that are classified as financing receivables.  These receivables from agents are long-term in nature and are specifically assessed for collectibility and are reduced by an allowance for doubtful accounts.
The following table details the gross receivables, allowance, and net receivables for the two types of agent receivables at December 31.
	2016			2015
	Gross Receivables	Allowance	Net Receivables	Gross Receivables	Allowance	Net Receivables
Agent specific loans	$988	$346	$642	$959	$314	$645
Other agent receivables	1,333	314	1,019	1,840	883	957
Total	$2,321	$660	$1,661	$2,799	$1,197	$1,602
The following table details the activity of the allowance for doubtful accounts on agent receivables at December 31.  Any recoveries are included as deductions.
	2016	2015
Beginning of year	$1,197	$2,003
Additions	210	128
Deductions	(747)	(934)
End of year	$660	$1,197
Mortgage Loans
We classify our mortgage loan portfolio as long-term financing receivables.  Mortgage loans are stated at cost, adjusted for amortization of premium and accretion of discount, less an allowance for loan losses.  Mortgage loan interest income is recognized on an accrual basis with any premium or discount amortized over the life of the loan.  Prepayment and late fees are recorded on the date of collection.  Loans in foreclosure, loans considered impaired, or loans past due 90 days or more are placed on non-accrual status.  Payments received on loans on non-accrual status for these reasons are applied first to interest income not collected while on non-accrual status, followed by fees, accrued and past-due interest, and principal.
If a mortgage loan is placed on non-accrual status, we do not accrue interest income in the financial statements.  The loan is independently monitored and evaluated as to potential impairment or foreclosure.  This evaluation includes assessing the probability of receiving future cash flows, along with consideration of many of the factors described below.  If delinquent payments are made and the loan is brought current, then we return the loan to active status and accrue income accordingly.
39

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table details the mortgage loan portfolio as collectively or individually evaluated for impairment at December 31.
	2016	2015
Mortgage loans collectively evaluated for impairment	$566,865	$585,207
Mortgage loans individually evaluated for impairment	67,357	7,412
Allowance for loan losses	(3,333)	(2,659)
Carrying value	$630,889	$589,960
Generally, we consider our mortgage loans to be a portfolio segment.  We consider our primary class to be property type.  We primarily use loan-to-value as our credit risk quality indicator but also monitor additional secondary risk factors, such as geographic distribution both on a regional and specific state basis.  The mortgage loan portfolio segment is presented by property type in a table in Note 3, as are geographic distributions by both region and state.  These measures are also supplemented with various other analytics to provide additional information concerning potential impairment of mortgage loans and management's assessment of financing receivables.
The following table presents an aging schedule for delinquent payments for both principal and interest by property type.
		Amount of Payments Past Due
	Book Value	30-59 Days	60-89 Days	> 90 Days	Total
December 31, 2016
Industrial	$—	$—	$—	$—	$—
Office	—	—	—	—	—
Medical	4,922	75	75	600	750
Other	—	—	—	—	—
Total	$4,922	$75	$75	$600	$750

December 31, 2015
Industrial	$—	$—	$—	$—	$—
Office	—	—	—	—	—
Medical	5,064	74	—	—	74
Other	—	—	—	—	—
Total	$5,064	$74	$—	$—	$74
There was one mortgage loan that was over 90 days past due and in the process of foreclosure at December 31, 2016.  There was one mortgage loan that was 30 days past due at December 31, 2015.  Subsequently, payment was received on this loan and it was brought current.  There were no foreclosures in 2015.  We had no troubled loans that were restructured or modified in 2016 or 2015.
The following table details the activity of the allowance for mortgage loan losses at December 31.  Any recoveries are reflected as deductions.
	2016	2015
Beginning of year	$2,659	$1,914
Provision	674	745
Deductions	—	—
End of year	$3,333	$2,659

40

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
We increased our allowance for mortgage loan losses $0.7 million in 2016, largely due to the $40.9 million increase in the mortgage loan portfolio.  We increased our allowance for mortgage loan losses $0.7 million in 2015, largely the result of our view of credit trends under the current economic conditions.  We review the portfolio's risk profile and expected ongoing performance at least quarterly.
The allowance for loan losses is monitored and evaluated at multiple levels with a process that includes, but is not limited to, the factors presented below.  Generally, we establish the allowance for loan losses using the collectively evaluated impairment methodology at an overall portfolio level and then specifically identify an allowance for loan losses on loans that contain elevated risk profiles.  If we determine through our evaluation that a loan has an elevated specific risk profile, we then individually assess the loan's risk profile and may assign a specific allowance value based on many factors, including those identified below.
Macro-environmental and elevated risk profile considerations:
•	Current industry conditions that are affecting the market, including rental and vacancy rates;
•	Perceived market liquidity;
•	Analysis of the markets and sub-markets in which we have mortgage loans;
•	Analysis of industry historical loss and delinquency experience;
•	Other factors that we may perceive as important or critical given our portfolio; and
•
Analysis of our loan portfolio based on loan size concentrations, geographic concentrations, property type concentrations, maturity concentrations, origination loan-to-value concentrations, and borrower concentrations.

Specific mortgage loan level considerations:
•	The payment history of each borrower;
•	Negative reports from property inspectors; and
•	Each loan's property financial statement including net operating income, debt service coverage, and occupancy level.
We have not acquired any mortgage loans with deteriorated credit quality during the years presented.
As part of our process of monitoring impairments on loans, there are a number of significant risks and uncertainties inherent in this process.  These risks include, but are not limited to:
•	The risk that our assessment of a borrower's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of the borrower or property;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the borrower than anticipated;
•	The risk that the performance of the underlying property could deteriorate in the future;
•	The risk that fraudulent, inaccurate, or misleading information could be provided to us;
•	The risk that the methodology or assumptions used to develop estimates of the portion of the impairment of the loan prove over time to be inaccurate; and
•	The risk that other facts and circumstances change such that it becomes more likely than not that we will not obtain all of the contractual payments.
To the extent our review and evaluation determines a loan is impaired, that amount is charged to the allowance for loan losses and the loan balance is reduced.  In the event that a property is foreclosed upon, the carrying value is recorded at the lesser of the current fair value or book value of the property with a charge to the allowance and a corresponding reduction to the mortgage loan asset.  The property is then transferred to real estate where we have the ability and intent to manage these properties on an ongoing basis.
41

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
6. Variable Interest Entities (VIEs)
We invest in certain affordable housing and real estate joint ventures.  These VIEs are included in Real Estate in the Consolidated Balance Sheets.
The assets held in affordable housing real estate joint venture VIEs are primarily residential real estate properties that are restricted to provide affordable housing under federal or state programs for varying periods of time.  The restrictions primarily apply to the rents that may be paid by tenants residing in the properties during the term of an agreement to remain in the affordable housing program.  Investments in these joint ventures are equity interests in partnerships or limited liability companies that may or may not participate in profits or residual value.  Our investments in these entities generate a return primarily through the realization of federal and state income tax credits and other tax benefits, such as tax deductions from operating losses of the investments, over specified time periods.  We amortize the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the Consolidated Statements of Comprehensive Income as a component of income tax expense.  The tax credits reduce tax expense.
The following table provides information regarding our VIEs for the years ended December 31.
	2016	2015	2014
Federal income tax credits realized	$2,752	$2,752	$2,752
Amortization	1,543	1,232	1,120
Our investments in other real estate VIEs are recorded using the equity method.  Cash distributions from the VIE and cash contributions to the VIE are recorded as decreases or increases, respectively, in the carrying value of the VIE.  Certain other equity investments in VIEs, where permitted, are recorded on an amortized cost basis.  The operating performance of investments in the VIE is recorded in the Consolidated Statements of Comprehensive Income as investment income or as a component of income tax expense, depending upon the nature and primary design of the investment.  We evaluate the carrying value of VIEs for impairment on an ongoing basis to assess whether the carrying value is expected to be realized during the anticipated life of the investment.
Investments in the affordable housing and real estate joint ventures are interests that absorb portions of the VIE's expected losses.  These investments also receive portions of expected residual returns of the VIE's net assets exclusive of variable interests.  We make an assessment of whether we are the primary beneficiary of a VIE at the time of the initial investment and on an ongoing basis thereafter.  We consider many factors when making this determination based upon a review of the underlying investment agreement and other information related to the specific investment.  The first factor is whether we have the ability to direct the activities of a VIE that most significantly impact the VIE's economic performance.  The power to direct the activities of the VIE is generally vested in the managing general partner or managing member of the VIE, which is not the position held by us in these investments.  Other factors include the entity's equity investment at risk, decision-making abilities, obligations to absorb economic risks, the right to receive economic rewards of the entity, and the extent to which we share in the VIE's expected losses and residual returns.
The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which we hold a variable interest, but are not the primary beneficiary, and which had not been consolidated at December 31, 2016 and December 31, 2015.  The table includes investments in five real estate joint ventures and 19 affordable housing real estate joint ventures at December 31, 2016 and investments in five real estate joint ventures and 22 affordable housing real estate joint ventures at December 31, 2015.
	2016		2015
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
Real estate joint ventures	$21,098	$21,098	$21,269	$21,269
Affordable housing real estate joint ventures	9,784	34,215	11,542	51,686
Total	$30,882	$55,313	$32,811	$72,955
The maximum exposure to loss relating to the real estate joint ventures and affordable housing real estate joint ventures is equal to the carrying amounts plus any unfunded equity commitments, exposure to potential recapture of tax credits, guarantees of debt, or other obligations of the VIE with recourse.  Unfunded equity and loan commitments typically require financial or operating performance by other parties and have not yet become due or payable but which may become due in the future.
42

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
At December 31, 2016 and December 31, 2015, we had no equity commitments outstanding to the real estate joint venture VIEs.  We have contingent commitments to fund additional equity contributions for operating support to certain real estate joint venture VIEs, which could result in additional exposure to loss.  However, we are unable to quantify the amount of these contingent commitments.
In addition, the maximum exposure to loss on affordable housing joint ventures at December 31, 2016 included $14.6 million of losses which could be realized if the tax credits received by the VIEs were recaptured, compared to $28.6 million at December 31, 2015.  Recapture events would cause us to reverse some or all of the benefit previously recognized by us or third parties to whom the tax credit interests were transferred.  A recapture event can occur at any time during a 15-year required compliance period.  The principal causes of recapture include financial default and non-compliance with affordable housing program requirements by the properties controlled by the VIE.  Guarantees from the managing member or managing partner in the VIE, insurance contracts, or changes in the residual value accruing to our interests in the VIE may mitigate the potential exposure due to recapture.
7. Property and Equipment
Property and equipment are stated at cost and depreciated over estimated useful lives using the straight-line method.  The home office is depreciated over 25 years to 50 years and furniture and equipment is depreciated over 3 years to 10 years.  The following table provides information at December 31.
	2016	2015
Land	$766	$766
Home office complex	21,988	21,518
Furniture and equipment	41,237	42,183
	63,991	64,467
Accumulated depreciation	(48,138)	(47,887)
Property and equipment	$15,853	$16,580

Depreciation expense totaled $1.7 million during 2016, $1.6 million during 2015, and $1.7 million during 2014.

8. Separate Accounts
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon the net asset value of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.
The total separate account assets were $373.3 million at December 31, 2016 and $372.9 million at December 31, 2015.  Variable universal life and variable annuity assets comprised 28% and 72% of this amount in 2016 compared to 27% and 73% of this amount in 2015.
The following table provides a reconciliation of activity within separate account liabilities at December 31.
	2016	2015	2014
Balance at beginning of year	$372,924	$406,501	$393,416
Deposits on variable policyholder contracts	23,344	32,306	47,308
Transfers to general account	(3,880)	(5,726)	(5,859)
Investment performance	28,489	(13,720)	24,314
Policyholder benefits and withdrawals	(34,991)	(33,083)	(39,177)
Contract charges	(12,630)	(13,354)	(13,501)
Balance at end of year	$373,256	$372,924	$406,501
43

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
We have a GMWB rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The value of the separate accounts with the GMWB rider was recorded at fair value of $116.5 million at December 31, 2016.  The fair value of the separate accounts with the GMWB rider was $118.0 million at December 31, 2015.  The GMWB guarantee liability was $(2.2) million at December 31, 2016 and $(2.8) million at December 31, 2015.  The change in this value is included in Policyholder Benefits in the Consolidated Statements of Comprehensive Income.  The value of variable annuity separate accounts with the GMWB rider is recorded in Separate Account Liabilities, and the value of the rider is included in Other Policyholder Funds in the Consolidated Balance Sheets.
We have two blocks of variable universal life policies and variable annuity contracts from which we receive fees.  The fees are based upon both specific transactions and the fund value of the blocks of policies.  We have a direct block of ongoing business identified in the Consolidated Balance Sheets as separate account assets, totaling $373.3 million at December 31, 2016 and $372.9 million at December 31, 2015, and corresponding separate account liabilities of an equal amount.  The fixed-rate funds for these policies are included in our general account as Future Policy Benefits.  The Future Policy Benefits for the direct block approximated $0.4 million at December 31, 2016 and $0.5 million at December 31, 2015.
In addition, we have an assumed closed block of business that totaled $295.7 million at December 31, 2016 and $292.4 million at December 31, 2015.  As required under modified coinsurance transaction accounting, the assumed separate account fund balances are not recorded as separate accounts on our consolidated financial statements.  Rather, the assumed fixed-rate funds for these policies are included in our general account as Future Policy Benefits.  The Future Policy Benefits for the assumed block approximated $0.6 million at both December 31, 2016 and December 31, 2015.
Guarantees are offered under variable universal life and variable annuity contracts: a guaranteed minimum death benefit (GMDB) rider is available on certain variable universal life contracts, and GMDB are provided on all variable annuities.  The GMDB rider for variable universal life contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met.  The GMDB rider for variable annuity contracts guarantees the death benefit for specified periods of time, regardless of investment performance.
Separate account balances for variable annuity contracts were $268.7 million at December 31, 2016 and $270.7 million at December 31, 2015.  The total reserve held for variable annuity GMDB was $0.1 million at December 31, 2016 and $0.1 million at December 31, 2015.  Additional information related to the GMDB and related separate account balances and net amount at risk (the amount by which the GMDB exceeds the account balance) as of December 31, 2016 and 2015 is provided below:
	2016			2015
	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age
Return of net deposits	$211,861	$2,122	60.7	$211,281	$3,644	60.2
Return of the greater of the highest anniversary contract value or net deposits	8,046	431	68.5	8,161	758	67.5
Return of the greater of every fifth year highest anniversary contract value or net deposits	6,977	66	67.4	7,528	146	67.7
Return of the greater of net deposits accumulated annually at 5% or the highest anniversary contract value	41,840	5,303	62.7	43,686	6,419	62.2
Total	$268,724	$7,922	61.4	$270,656	$10,967	60.9

44

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table presents the aggregate fair value of assets by major investment asset category supporting the variable annuity separate accounts with guaranteed benefits at December 31.

	2016	2015
Money market	$2,345	$3,171
Fixed income	19,078	19,670
Balanced	81,117	85,346
International equity	14,552	12,039
Intermediate equity	128,489	127,968
Aggressive equity	23,143	22,462
Total	$268,724	$270,656

9. Short-Duration Contracts
During 2016, we adopted FASB ASU No. 2015-09 Disclosures about Short-Duration Contracts.  Presented below are the required disclosures that we have determined to be material.
Incurred-but-not-reported liabilities for the group long-term disability product that were included in the liability for unpaid claims and claim adjustment expenses, net of reinsurance, totaled $0.6 million at December 31, 2016.  These liabilities were calculated by the reinsurers of the various blocks of group long-term disability business, using percent of premium methodologies with varying factors.  Claim frequencies were calculated for the long-term disability product using information that includes paid and pending claims at the claimant level.  Thus, frequency is measured by individual claimant.  Claims that are counted in a particular year as a liability but do not result in a liability in future years are not included once the claim is settled.  There have been no significant changes to the methodologies for calculating claim frequencies, incurred-but-not-reported liabilities, or any other unpaid claims liabilities for the long-term disability product.
The liabilities in the following table for group long-term disability claims involve present value of future benefits calculations.  The carrying amount of liabilities at December 31, 2016 was $3.7 million, consisting of an undiscounted amount of $4.6 million and an aggregated discount amount deducted of  $0.9 million.  Discount rates ranged from 3.60% to 6.00% for the various blocks of group long-term disability business included in the totals.
The following table provides incurred claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2016.  The amounts for 2015 and earlier are unaudited.
Year Incurred	For the Years Ended December 31,					Total of Incurred-but-Not-Reported Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
	2012	2013	2014	2015	2016
2012	$1,132	$1,087	$999	$993	$1,116	$—	528
2013		806	836	815	838	—	137
2014			868	955	799	—	177
2015				989	918	—	223
2016					1,694	597	164
				Total	$5,365
45

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides cumulative paid claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2016.  The amounts for 2015 and earlier are unaudited.
	For the Years Ended December 31,
Year Incurred	2012	2013	2014	2015	2016
2012	$91	$373	$499	$605	$675
2013		91	336	449	501
2014			71	276	411
2015				100	390
2016					164
				Total	$2,141

All outstanding liabilities before 2012, net of reinsurance					$1,422

Liabilities for claims and claim adjustment expenses, net of reinsurance					$4,646
The following table provides a reconciliation of incurred and paid claims development information to the aggregate carrying amount of the liability for unpaid claims and claim adjustment expenses at December 31, 2016.  Included in other short-duration contracts are group life, group short-term disability, group dental, group vision, and individual accident and health for the Individual and Old American segments, none of which are individually significant.
Net outstanding liabilities:
Group long-term disability	$4,646
Other short-duration contracts	4,051
Liabilities for unpaid claims and claim adjustment expenses, net of reinsurance	8,697

Reinsurance recoverable on unpaid claims:
Group long-term disability	26,554
Other short-duration contracts	6,595
Total reinsurance recoverable on unpaid claims	33,149

Insurance lines other than short-duration	26,300
Unallocated claims adjustment expenses	—
Impact of discounting	(8,123)
Other	—
18,177

Total gross liability for unpaid claims and claim adjustment expenses	$60,023
The following table provides the historical average annual percentage payout of incurred claims by age, net of reinsurance, at December 31, 2016.
	Years
	1	2	3	4	5
Group long-term disability	9.68%	27.92%	13.93%	7.85%	6.26%
46

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
10. Unpaid Claims Liability
Disclosures for unpaid claims liabilities were expanded in 2016, resulting from our adoption of FASB ASU No. 2015-09 Disclosures about Short-Duration Contracts.
The liability for unpaid claims is included with Policy and Contract Claims and Future Policy Benefits in the Consolidated Balance Sheets.  Claim adjustment expenditures are expensed as incurred and were not material in any year presented.
The following tables present activity in the accident and health portion of the unpaid claims liability for the Individual Insurance, Group Insurance, and Old American segments.  Classified as policy and contract claims, but excluded from these tables, are amounts recorded for group life, individual life, and deferred annuities.  The amounts for 2015 and earlier are unaudited.
	Individual Insurance Segment
	2016	2015	2014
Gross liability at beginning of year	$995	$1,276	$1,314
Less reinsurance recoverable	(595)	(761)	(690)
Net liability at beginning of year	400	515	624
Incurred benefits related to:
Current year	65	93	128
Prior years [1]	5	(36)	(24)
Total incurred benefits	70	57	104
Paid benefits related to:
Current year	36	56	78
Prior years	94	116	135
Total paid benefits	130	172	213
Net liability at end of year	340	400	515
Reinsurance recoverable	445	595	761
Gross liability at end of year	$785	$995	$1,276
1  The incurred benefits related to prior years' unpaid accident and health claims reflect the change in these liabilities.
	Group Insurance Segment
	2016	2015	2014
Gross liability at beginning of year	$26,045	$25,345	$24,057
Less reinsurance recoverable	(20,142)	(19,369)	(18,502)
Net liability at beginning of year	5,903	5,976	5,555
Incurred benefits related to:
Current year	26,069	26,067	26,803
Prior years [1]	(503)	(356)	(7)
Total incurred benefits	25,566	25,711	26,796
Paid benefits related to:
Current year	22,264	22,827	23,243
Prior years	3,035	2,957	3,132
Total paid benefits	25,299	25,784	26,375
Net liability at end of year	6,170	5,903	5,976
Reinsurance recoverable	19,850	20,142	19,369
Gross liability at end of year	$26,020	$26,045	$25,345
1  The incurred benefits related to prior years' unpaid accident and health claims reflect the change in these liabilities.
47

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
	Old American Segment
	2016	2015	2014
Gross liability at beginning of year	$6,132	$8,070	$8,517
Less reinsurance recoverable	(6,054)	(7,992)	(8,375)
Net liability at beginning of year	78	78	142
Incurred benefits related to:
Current year	128	113	106
Prior years [1]	(64)	(58)	(130)
Total incurred benefits	64	55	(24)
Paid benefits related to:
Current year	49	37	31
Prior years	12	18	9
Total paid benefits	61	55	40
Net liability at end of year	81	78	78
Reinsurance recoverable	5,260	6,054	7,992
Gross liability at end of year	$5,341	$6,132	$8,070
1  The incurred benefits related to prior years' unpaid accident and health claims reflect the change in these liabilities.
The following table presents the reconciliation of amounts in the above tables to Policy and Contract Claims and claim reserves that are included in Future Policy Benefits as presented in the Consolidated Balance Sheets.  The amounts for 2015 and earlier are unaudited.
	2016	2015	2014
Individual Insurance Segment:
Individual accident and health	$785	$995	$1,276
Individual life	16,624	20,936	17,856
Deferred annuity	3,221	2,310	3,628
Subtotal	20,630	24,241	22,760

Group Insurance Segment:
Group accident and health	26,020	26,045	25,345
Group life	1,671	1,962	2,550
Subtotal	27,691	28,007	27,895

Old American Segment:
Individual accident and health	5,341	6,132	8,070
Individual life	6,361	6,524	6,832
Subtotal	11,702	12,656	14,902

Total	$60,023	$64,904	$65,557

48

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
11. Participating Policies
We have insurance contracts where the policyholder is entitled to share in the earnings through dividends, which reflect the difference between the premium charged and the actual experience.  These insurance contracts were directly issued by the Company or were acquired through the purchase of participating blocks of business, largely through reinsurance assumption transactions.  Participating business approximated 8% of total statutory premiums in 2016, compared to 9% in 2015.  Assumed participating business accounted for 99% of total participating statutory premiums in both 2016 and 2015.  Participating business equaled 11% of total life insurance in force at December 31, 2016, compared to 12% at December 31, 2015.  Assumed participating business accounted for 97% of total participating life insurance in force at both December 31, 2016 and December 31, 2015.
The amount of dividends to be paid is determined annually by our Board of Directors.  Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued, as well as for policyholder dividends having been declared by the Board of Directors in excess of the original scale.
12. Debt
We had no notes payable at December 31, 2016 or December 31, 2015.
As a member of the Federal Home Loan Bank of Des Moines (FHLB) with a capital investment of $4.8 million at December 31, 2016, we have the ability to borrow on a collateralized basis from the FHLB.  We received an insignificant amount of dividends on the capital investment in 2016, 2015, and 2014.
We have unsecured revolving lines of credit with two major commercial banks.  The lines available totaled $70.0 million at December 31, 2016 and December 31, 2015 with no balances outstanding.  The lines of credit are at variable interest rates based upon short-term indices, and they will mature in June of 2017.  We anticipate renewing these lines as they come due.

13. Income Taxes
The following table provides information about income taxes for the years ended December 31.
	2016	2015	2014
Current income tax expense	$5,069	$9,048	$8,065
Deferred income tax expense	3,659	3,922	4,929
Total income tax expense	$8,728	$12,970	$12,994
The following table provides information about taxes paid for the years ended December 31.
	2016	2015	2014

Cash paid for income taxes	$4,933	$5,754	$8,756
The following table provides a reconciliation of the federal income tax rate to our effective income tax rate for the years ended December 31.
	2016	2015	2014
Federal income tax rate	35%	35%	35%
Tax credits, net of equity adjustment	(5)%	(4)%	(4)%
Permanent differences and other	(2)%	—%	(1)%
Effective income tax rate	28%	31%	30%

49

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.
	2016	2015
Deferred tax assets:
Future policy benefits	$18,327	$21,257
Employee retirement benefits	18,760	31,293
Other	6,725	—
Deferred tax assets	43,812	52,550
Deferred tax liabilities:
Basis differences between tax and
GAAP accounting for investments	6,431	5,200
Unrealized investment gains	32,476	33,482
Capitalization of DAC, net of amortization	60,216	59,533
Value of business acquired	8,081	8,499
Property and equipment, net	4,797	4,970
Other	—	69
Deferred tax liabilities	112,001	111,753
Net deferred tax liability	68,189	59,203
Current tax asset	(1,937)	(529)
Income taxes payable	$66,252	$58,674
A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable.  Management reviews the need for a valuation allowance based on our anticipated future earnings, reversal of future taxable differences, the available carryback and carryforward periods, tax planning strategies that are prudent and feasible, and the ability and intent to hold securities until their recovery.  In management's opinion, it is more likely than not that we will realize the benefit of our deferred taxes.
The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  In general, we are no longer subject to U.S. federal, state, or local income tax examinations by tax authorities for years prior to 2013.  We are not currently under examination by the Internal Revenue Service (IRS).
Tax positions are evaluated at the reporting date to determine whether an unrecognized tax benefit should be recorded.  A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31 is as follows:
	2016	2015
Beginning of year	$535	$22
Additions based on tax positions related to the current year	—	94
Additions (reductions) for tax positions of prior years	(535)	419
End of year	$—	$535
Our policy is to recognize interest and penalties accrued related to unrecognized tax benefits in income tax expense.  The Company recognized $0.1 million tax benefit related to tax penalty and interest expense in 2016.  The Company recognized no tax penalty and interest expense in and 2015 and $0.1 million tax penalty and interest expense in 2014.
We had no material uncertain tax positions at December 31, 2016 or December 31, 2015.
50

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
Income tax expense is recorded in various places in our financial statements, as detailed below, for the years ended December 31.
	2016	2015	2014
Income tax expense	$8,728	$12,970	$12,994
Stockholders' equity:
Related to:
Change in net unrealized gains on securities available for sale	(1,004)	(27,600)	17,568
Effect on DAC, VOBA, and DRL	850	4,013	(530)
Change in future policy benefits	(1,056)	2,646	(3,730)
Change in policyholder account balances	(6)	149	(130)
Change in benefit plan obligations	6,543	196	(8,400)
Total income tax expense (benefit) included in financial statements	$14,055	$(7,626)	$17,772

14. Pensions and Other Postemployment Benefits (OPEB)
We have pension and other postemployment benefit plans covering substantially all of our employees for which the measurement date is annually on December 31.
The Kansas City Life Cash Balance Pension Plan (the Plan) was amended effective December 31, 2010 to provide that participants' accrued benefits will be frozen, and that no further benefits or accruals will be earned after December 31, 2010.  Although participants will no longer accrue additional benefits under the Plan at December 31, 2010, participants will continue to earn years of service for vesting purposes under the Plan with respect to their benefits accrued through December 31, 2010.  In addition, the cash balance account will continue to earn annual interest.  Plan benefits are based on a cash balance account consisting of credits to the account based upon an employee's years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year U.S. Treasury bond rate for November of each year or 5.50%.
The Plan credits interest to eligible participants at the greater of 5.50% or the 30-year U.S. Treasury Rate as defined under the Plan.  During 2016, the IRS mandated that qualified pension plans adopt one of three interest crediting methodologies.  The Plan was amended effective January 1, 2017 to change its interest crediting rate to be the greater of 5.00% or the 30-year U.S. Treasury Rate.
In September 2016, the Plan was amended to allow for a one-time payment of benefits to certain qualified participants.  Benefits in the form of cash lump sum payments or rollovers of lump sum benefits to qualified financial institutions were elected by certain participants.  Total benefits paid under this one-time offer equaled $2.3 million or 1.60% of the projected benefit obligation as of December 31, 2015 and were not considered to be a significant event.
The benefits expected to be paid in each year from 2017 through 2021 are as follows: $11.6 million in 2017; $10.7 million in 2018; $9.8 million in 2019; $8.8 million in 2020; and $8.8 million in 2021.  The aggregate benefits expected to be paid in the five years from 2022 through 2026 are $43.4 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company's benefit obligation at December 31, 2016 and are the actuarial present value of the vested benefits to which the employee is currently entitled but based upon the expected date of separation or retirement.  The 2017 contribution for the plan has not been determined.
The asset allocation of the fair value of pension plan assets compared to the target allocation range at December 31 was:
	2016	2015	Target Allocation

Equity securities	41%	38%	33% - 43%
Asset allocation and alternative assets	30%	29%	23% - 33%
Debt securities	28%	31%	26% - 42%
Cash and cash equivalents	1%	2%	0% - 2%
51

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
Certain of our pension plan assets consist of investments in pooled separate accounts.  Net asset value (NAV) of the separate accounts is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair value of the underlying securities is based on quoted prices of similar assets and used to determine the NAV of the separate account.  Sale of plan assets may be at values less than NAV.  Certain redemption restrictions may apply to specific stock and bond funds, including written notices prior to the withdrawal of funds and a potential redemption fee on certain withdrawals.
Hedge fund investments are recorded at NAV.  The Plan's hedge funds invest primarily in other investment funds.  The valuation policies of the hedge funds provide that the value of investments in other investment funds be stated at fair value based on the NAV of the other investment funds and certain redemption restrictions may apply, including a 45 day prior written notice to withdraw funds.
Plan fiduciaries set investment policies and strategies and oversee its investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies, and setting long-term strategic targets.  Long-term strategic investment objectives include preserving the funded status of the plan and balancing risk and return.  Target allocation ranges are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below a target range.  The Plan does not expect to return any plan assets to the Company during 2017.
The current assumption for the expected long-term rate of return on plan assets is 7.50%.  This assumption is determined by analyzing: 1) historical average returns achieved by asset allocation and active management; 2) historical data on the volatility of returns; 3) current yields available in the marketplace; 4) actual returns on plan assets; and 5) current and anticipated future allocation among asset classes.  The asset classes used for this analysis are domestic and international equities, investment grade corporate bonds, alternative assets, and cash.  The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the plan.
The assumed discount rate used to determine the benefit obligation was 3.69% for pension benefits and was 4.02% for postemployment benefits.  The discount rates were determined by reference to the Citigroup Pension Liability Yield Curve on December 31, 2016.  Specifically, the spot rate curve represents the rates on zero coupon securities of the quality and type included in the pension index at various maturities.  By discounting benefit cash flows at these rates, a notional amount equal to the fair value of a cash flow defeasing portfolio of bonds was determined.  The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.
We adopted the updated mortality tables issued by the Society of Actuaries during 2015.  These tables were updated because of additional Social Security mortality information and reflect shorter life expectancy, which may result in a lower benefit obligation for certain pension plans.  The result of the adoption of this updated table was a decrease of $2.2 million in the Plan's benefit obligation.  These same tables were used during 2016.
The postemployment medical plans for eligible employees and their dependents are contributory with contributions adjusted annually.  The benefits expected to be paid in each year from 2017 through 2021 are as follows: $0.8 million in 2017; $0.8 million in 2018; $0.9 million in 2019; $0.9 million in 2020; and $1.0 million in 2021.  The aggregate benefits expected to be paid in the five years from 2022 through 2026 are $5.8 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company's benefit obligation at December 31, 2016.  Contributions to the plan in 2016 were $0.5 million.  The 2017 contribution for the plan is estimated to be $0.8 million.  The Company pays these medical costs as they become due and the plan incorporates cost-sharing features.  The postemployment plan disclosures included herein do not include the potential impact from the Medicare Act (the Act) that became law in December 2003.  The Act introduced a new federal subsidy to sponsors of certain retiree health care plans that provide a benefit that is at least actuarially equivalent to Medicare.  Since the Company does not provide benefits that are actuarially equivalent to Medicare, the Act did not impact our disclosures.
Non-contributory defined contribution retirement plans for eligible general agents and sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions.  Contributions to these plans were $0.2 million in 2016, $0.1 million in 2015, and $0.1 million in 2014.  Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered.  Contributions to these plans were $0.2 million in 2016, $0.3 million in 2015, and $0.3 million in 2014.
Savings plans for eligible employees and agents match employee and agent contributions up to 8.00% of salary and 2.50% of agents' prior year paid commissions.  Contributions to the plans were $2.1 million in 2016, 2015, and 2014.  We may contribute
52

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits.  The Company did not make a profit sharing contribution in 2016 or 2015.
During 2015, we terminated our employee stock ownership plan, which was a non-contributory trusteed employee stock ownership plan that covered substantially all salaried employees.  No contributions have been made to this plan since 1992.  The final valuation date for the assets held by the plan was September 30, 2015, and distribution of the plan's assets occurred in the fourth quarter of 2015.
We recognize the funded status of our defined benefit pension and postemployment plans, measured as the difference between plan assets at fair value and the projected benefit obligation, in the Consolidated Balance Sheets.  Changes in the funded status that arise during the period, but are not recognized as components of net periodic benefit cost, are recognized within other comprehensive income (loss), net of taxes.
The following tables provide information regarding pension benefits and other benefits for the years ended December 31.
	Pension Benefits		OPEB
	2016	2015	2016	2015
Change in projected benefit obligation:
Benefit obligation at beginning of year	$144,395	$157,713	$34,616	$36,456
Service cost	—	—	518	686
Interest cost	5,333	5,424	1,452	1,402
Plan participants' contributions	—	—	496	512
Plan changes	(1,538)	—	—	—
Actuarial gain	(1,504)	(8,860)	(13,055)	(3,168)
Benefits paid	(12,824)	(9,882)	(967)	(1,272)
Benefit obligation at end of year	$133,862	$144,395	$23,060	$34,616

Change in plan assets:
Fair value of plan assets at beginning of year	$130,858	$137,987	$—	$—
Return on plan assets	10,231	(3,275)	—	—
Plan participants' contributions	—	—	496	512
Company contributions	6,028	6,028	471	760
Benefits paid	(12,824)	(9,882)	(967)	(1,272)
Fair value of net plan assets at end of year	$134,293	$130,858	$—	$—

Funded status at end of year	$(431)	$13,537	$23,060	$34,616

	Pension Benefits		OPEB
	2016	2015	2016	2015
Amounts recognized in accumulated other comprehensive income (loss):
Net loss (gain)	$75,108	$80,090	$(8,877)	$4,274
Prior service credit	(1,538)	—	(925)	(1,901)
Total accumulated other comprehensive income (loss)	$73,570	$80,090	$(9,802)	$2,373

53

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

	Pension Benefits		OPEB
	2016	2015	2016	2015
Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss):
Unrecognized actuarial net (gain) loss	$(2,333)	$4,334	$(13,055)	$(3,168)
Unrecognized prior service credit	(1,538)	—	—	—
Amortization of net loss	(2,649)	(2,400)	(96)	(471)
Amortization of prior service credit	—	—	976	1,146
Total (gain) loss recognized in other comprehensive income (loss)	$(6,520)	$1,934	$(12,175)	$(2,493)
	Pension Benefits		OPEB
	2016	2015	2016	2015
Plans with underfunded accumulated benefit obligation:
Projected benefit obligation	$133,862	$144,395	$—	$—
Accumulated benefit obligation	133,862	144,395	—	—
Fair value of plan assets	134,293	130,858	—	—

Weighted average assumptions used to determine benefit obligations at December 31:
Discount rate	3.69%	3.84%	4.02%	4.26%

Weighted average assumptions used to determine net periodic benefit cost for years ended December 31:
Discount rate	3.84%	3.57%	4.26%	3.90%
Expected return on plan assets	7.50%	7.50%	—	—
The following table presents the fair value of each major category of pension plan assets at December 31.
	2016	2015
Fixed maturity securities:
United States Government	$666	$2,071
Industrial and public utility	16,050	18,697
Investment funds:
Mutual funds	44,548	40,292
Hedge fund	18,679	18,877
Collective trust	42,995	38,295
Limited partnerships	10,443	9,992
Other invested assets	14	32
Cash and cash equivalents	723	2,379
Receivables	178	245
Fair value of assets at end of year	134,296	130,880
Liabilities:
Accrued liabilities	3	22
Total liabilities	3	22
Fair value of net plan assets at end of year	$134,293	$130,858
54

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following tables provide the fair value hierarchy, as described in Note 4, for pension plan assets at December 31.
	2016
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
United States Government	$—	$666	$—	$666
Industrial and public utility	—	16,050	—	16,050
Mutual funds	44,548	—	—	44,548
Other invested assets	—	—	14	14
Total assets in the fair value hierarchy	44,548	16,716	14	61,278
Investments measured at net asset value: [1]
Hedge fund				18,679
Collective trust				42,995
Limited partnerships				10,443
Investments at fair value	$44,548	$16,716	$14	$133,395

	2015
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
United States Government	$—	$2,071	$—	$2,071
Industrial and public utility	—	18,697	—	18,697
Mutual funds	40,292	—	—	40,292
Other invested assets	—	—	32	32
Total assets in the fair value hierarchy	40,292	20,768	32	61,092
Investments measured at net asset value: [1]
Hedge fund				18,877
Collective trust				38,295
Limited partnerships				9,992
Investments at fair value	$40,292	$20,768	$32	$128,256
1 These investments are valued based on net asset value per unit.  These values are provided by the fund as a practical expedient and have not been classified in the fair value hierarchy.
The following table discloses the changes in Level 3 pension plan assets measured at fair value on a recurring basis for the years ended December 31.
	2016	2015
Beginning balance	$32	$50
Losses realized and unrealized	(18)	(18)
Ending balance	$14	$32
55

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides the components of net periodic benefit cost for the years ended December 31.
	Pension Benefits			OPEB
	2016	2015	2014	2016	2015	2014
Service cost	$—	$—	$—	$518	$686	$611
Interest cost	5,333	5,424	6,202	1,452	1,402	1,499
Expected return on plan assets	(9,403)	(9,919)	(10,322)	—	—	—
Amortization of:
Unrecognized actuarial net loss	2,649	2,400	1,718	96	471	87
Unrecognized prior service credit	—	—	—	(976)	(1,146)	(1,146)
Net periodic benefit cost (credit)	(1,421)	(2,095)	(2,402)	1,090	1,413	1,051
Total recognized in other comprehensive income (loss)	(6,520)	1,934	18,915	(12,175)	(2,493)	5,086
Total recognized in net periodic benefit cost (credit) and other comprehensive income (loss)	$(7,941)	$(161)	$16,513	$(11,085)	$(1,080)	$6,137
The following table provides the estimated net loss and prior service credit for the pension plan and other postemployment plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost in 2017.
	Pension Benefits	OPEB
Actuarial net loss (gain)	$2,638	$(833)
Prior service credit	(66)	(825)
The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the following table demonstrates.
	One Percentage Point Change in the Growth Rate
	Increase	Decrease
Service and interest cost components	$224	$(178)
Postemployment benefit obligation	3,597	(2,911)

For measurement purposes, the annual increase in the per capita cost of covered health care benefits was assumed to be 7.50%, decreasing gradually to 5.00% in 2027 and thereafter.
56

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
15. Share-Based Payment
We have an omnibus incentive plan that includes a long-term incentive benefit for senior management.  The plan design includes a cash award to participants that may be paid, in part, based on the increase in the share price of our common stock through units (phantom shares) assigned by the Board of Directors.  The cash award is calculated over a three-year interval on a calendar year basis.  At the conclusion of each three-year interval, participants will receive a cash award based on the increase in the share price during a defined measurement period, multiplied by the number of units attributable to each participant.  The increase in the share price is determined based on the change in the share price from the beginning to the end of the three-year interval.  Amounts representing dividends are accrued and paid at the end of each three-year interval to the extent that they exceed negative stock price appreciation.  Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability, or retirement.  In addition, all payments are lump sum with no deferrals allowed.  The Company does not make payments in shares, warrants, or options.
The following table provides information about the outstanding three-year intervals at December 31, 2016.
Defined Measurement Period	Number of Units	Grant Price
2014-2016	162,063	$48.06
2015-2017	186,962	$47.87
2016-2018	152,857	$43.495
2017-2019*	146,772	$48.01
*  Effective January 1, 2017
The plan made a payment of $1.7 million during 2016 for the three-year interval ended December 31, 2015 and a payment of $3.8 million during 2015 for the three-year interval ended December 31, 2014.  The plan made a payment of $3.8 million during 2014 for the three-year interval ended December 31, 2013.  The cost of share-based compensation accrued as an operating expense during 2016 was $1.0 million, net of tax.  The change in accrual that reduced operating expense during 2015 was $0.1 million, net of tax.  The cost of share-based compensation accrued as an operating expense during 2014 was $1.4 million, net of tax.
57

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
16. Reinsurance
The following table provides information about reinsurance for the years ended December 31.
	2016	2015	2014
Life insurance in force (in millions) :
Direct	$28,838	$28,104	$27,978
Ceded	(13,245)	(13,296)	(13,546)
Assumed	3,409	3,666	4,006
Net	$19,002	$18,474	$18,438

Premiums:
Life insurance:
Direct	$171,314	$159,692	$162,110
Ceded	(47,122)	(46,262)	(45,703)
Assumed	2,304	2,415	2,479
Net	$126,496	$115,845	$118,886

Accident and health:
Direct	$55,400	$54,465	$57,603
Ceded	(10,077)	(10,135)	(10,941)
Net	$45,323	$44,330	$46,662
Ceded Reinsurance Arrangements
Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986.  These policies had a face value of $19.4 million at December 31, 2016 and $20.8 million at December 31, 2015.  The reserve for future policy benefits ceded under this agreement was $11.5 million at December 31, 2016 and $12.2 million at December 31, 2015.
Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies.  In June 2012, Sunset Life recaptured approximately 9% of the outstanding bulk reinsurance agreement.  The insurance in force ceded approximated $0.8 billion at December 31, 2016 and $0.9 billion at December 31, 2015.  Premiums totaled $6.8 million during 2016, $7.0 million during 2015, and $7.3 million during 2014.
Reinsurance recoverables were $187.9 million at year-end 2016, consisting of reserves ceded of $175.9 million and claims ceded of $12.0 million.  Reinsurance recoverables were $198.8 million at year-end 2015, consisting of reserves ceded of $178.7 million and claims ceded of $20.1 million.
The maximum retention on any one life during 2016 and 2015 was $0.5 million for ordinary life plans and $0.1 million for group coverage.
58

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table reflects our reinsurance partners whose reinsurance recoverable was 5% or greater of our total reinsurance recoverable at December 31, 2016, along with their A.M. Best credit rating.
	A.M. Best Rating	Reinsurance Recoverable	% of Recoverable
TransAmerica Life Insurance Company	A+	$46,551	25%
Security Life of Denver	A	24,075	13%
RGA Reinsurance Company	A+	20,807	11%
Union Security Insurance Company	A-	12,374	6%
Employers Reassurance Corporation	A-	11,769	6%
Lewer Life Insurance Company	B	10,617	6%
Other (22 Companies)		61,747	33%
Total		$187,940	100%
A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.  The solvency of reinsurers is reviewed annually.
We monitor several factors that we consider relevant as to the ongoing ability of a reinsurer to meet the obligations of the reinsurance agreements.  These factors include the credit rating of the reinsurer and significant changes or events of the reinsurer.  If we believe that any reinsurer would not be able to satisfy its obligations with us, a separate contingency reserve may be established.  At year-end 2016 and 2015, no reinsurer met these conditions.  In addition, we review the credit rating and financial statements of a reinsurer before entering into any new agreements.
Assumed Reinsurance Arrangements
We acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  Investments equal to the statutory policy reserves are held in a trust to secure payment of the estimated liabilities relating to the policies.  This block had $0.9 billion of life insurance in force at both December 31, 2016 and December 31, 2015.  This block generated life insurance premiums of $2.2 million in 2016, $2.3 million in 2015, and $2.4 million in 2014.
We acquired a block of variable universal life insurance policies and variable annuity contracts from American Family Life Insurance Company in 2013.  The transfer was comprised of a 100% modified coinsurance transaction on the separate account business and a 100% coinsurance transaction for the corresponding fixed account business.  Included in the transaction are ongoing servicing arrangements for this business.  This block consisted of $295.7 million of separate account balances at December 31, 2016, which are included in the financial statements of American Family, compared to $292.4 million at December 31, 2015.  This block consisted of $0.6 million of future policy benefits and $28.5 million in fixed fund balances that are included in policyholder account balances in the Company's Consolidated Balance Sheets at December 31, 2016.  This block consisted of $0.6 million of future policy benefits and $26.5 million in fixed fund balances at December 31, 2015.
59

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
17. Comprehensive Income (Loss)
Comprehensive income (loss) is comprised of net income and other comprehensive income (loss).  Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassifications for realized investment gains or losses), net of adjustments to DAC, VOBA, DRL, future policy benefits, and policyholder account balances.  In addition, other comprehensive income (loss) includes the change in the liability for benefit plan obligations.  Other comprehensive income (loss) reflects these items net of tax.
The following tables provide information about comprehensive income (loss).
	Year Ended December 31, 2016
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized gains (losses) arising during the year:
Fixed maturity securities	$2,201	$771	$1,430
Equity securities	(551)	(193)	(358)
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	5,139	1,799	3,340
Other-than-temporary impairment losses recognized in earnings	(563)	(196)	(367)
Other-than-temporary impairment losses recognized in other comprehensive income	(57)	(21)	(36)
Net unrealized losses excluding impairment losses	(2,869)	(1,004)	(1,865)
Change in benefit plan obligations	18,695	6,543	12,152
Effect on DAC, VOBA, and DRL	2,427	850	1,577
Future policy benefits	(3,016)	(1,056)	(1,960)
Policyholder account balances	(16)	(6)	(10)
Other comprehensive income	$15,221	$5,327	$9,894
Net income			22,316
Comprehensive income			$32,210

60

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
	Year Ended December 31, 2015
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized losses arising during the year:
Fixed maturity securities	$(78,242)	$(27,386)	$(50,856)
Equity securities	(46)	(16)	(30)
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	3,048	1,067	1,981
Other-than-temporary impairment losses recognized in earnings	(2,189)	(766)	(1,423)
Other-than-temporary impairment losses recognized in other comprehensive loss	(292)	(103)	(189)
Net unrealized losses excluding impairment losses	(78,855)	(27,600)	(51,255)
Change in benefit plan obligations	560	196	364
Effect on DAC, VOBA, and DRL	11,465	4,013	7,452
Future policy benefits	7,559	2,646	4,913
Policyholder account balances	425	149	276
Other comprehensive loss	$(58,846)	$(20,596)	$(38,250)
Net income			29,226
Comprehensive loss			$(9,024)

	Year Ended December 31, 2014
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized gains arising during the year:
Fixed maturity securities	$50,805	$17,781	$33,024
Equity securities	1,880	658	1,222
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	4,025	1,409	2,616
Other-than-temporary impairment losses recognized in earnings	(2,176)	(762)	(1,414)
Other-than-temporary impairment gains recognized in other comprehensive income	643	225	418
Net unrealized gains excluding impairment losses	50,193	17,567	32,626
Change in benefit plan obligations	(24,001)	(8,400)	(15,601)
Effect on DAC, VOBA, and DRL	(1,516)	(531)	(985)
Future policy benefits	(10,659)	(3,731)	(6,928)
Policyholder account balances	(372)	(130)	(242)
Other comprehensive income	$13,645	$4,775	$8,870
Net income			29,990
Comprehensive income			$38,860

61

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table provides accumulated balances related to each component of accumulated other comprehensive income (loss) at December 31, 2016, net of tax.
	Unrealized Gain on Non-Impaired Securities	Unrealized Gain on Impaired Securities	Benefit Plan Obligations	DAC/ VOBA/DRL Impact	Future Policy Benefits	Policyholder Account Balances	Total

Beginning of year	$59,163	$3,085	$(53,600)	$(11,069)	$(12,493)	$(296)	$(15,210)
Other comprehensive income (loss) before reclassification	(3,870)	(932)	12,152	1,689	(1,960)	(10)	7,069
Amounts reclassified from accumulated other comprehensive income (loss)	3,340	(403)	—	(112)	—	—	2,825
Net current period other comprehensive income (loss)	(530)	(1,335)	12,152	1,577	(1,960)	(10)	9,894
End of year	$58,633	$1,750	$(41,448)	$(9,492)	$(14,453)	$(306)	$(5,316)
The following table provides accumulated balances related to each component of accumulated other comprehensive income (loss) at December 31, 2015, net of tax.
	Unrealized Gain on Non-Impaired Securities	Unrealized Gain on Impaired Securities	Benefit Plan Obligations	DAC/ VOBA/DRL Impact	Future Policy Benefits	Policyholder Account Balances	Total

Beginning of year	$110,362	$3,141	$(53,964)	$(18,521)	$(17,406)	$(572)	$23,040
Other comprehensive income (loss) before reclassification	(53,180)	1,556	364	7,477	4,913	276	(38,594)
Amounts reclassified from accumulated other comprehensive income (loss)	1,981	(1,612)	—	(25)	—	—	344
Net current period other comprehensive income (loss)	(51,199)	(56)	364	7,452	4,913	276	(38,250)
End of year	$59,163	$3,085	$(53,600)	$(11,069)	$(12,493)	$(296)	$(15,210)
62

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following table presents the pre-tax and the related income tax benefit (expense) components of the amounts reclassified from accumulated other comprehensive income (loss) to the Consolidated Statements of Comprehensive Income for the years ended December 31.
	2016	2015	2014
Reclassification adjustments related to unrealized gains (losses) on investment securities:
Net realized investment gains, excluding impairment losses [1]	$5,139	$3,048	$4,025
Income tax expense [2]	(1,799)	(1,067)	(1,409)
Net of taxes	3,340	1,981	2,616

Other-than-temporary impairment losses [1]	(620)	(2,481)	(1,533)
Income tax benefit [2]	217	869	537
Net of taxes	(403)	(1,612)	(996)

Reclassification adjustment related to DAC, VOBA, and DRL [1]	(173)	(38)	(147)
Income tax benefit [2]	61	13	51
Net of taxes	(112)	(25)	(96)

Total pre-tax reclassifications	4,346	529	2,345
Total income tax expense	(1,521)	(185)	(821)
Total reclassification, net taxes	$2,825	$344	$1,524
1  (Increases) decreases net realized investment gains (losses) on the Consolidated Statements of Comprehensive Income.
2  (Increases) decreases income tax expense on the Consolidated Statements of Comprehensive Income.

18. Earnings Per Share
Due to our capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years reported.  The average number of shares outstanding were 9,683,414 shares during 2016, 10,614,068 shares during 2015, and 10,927,705 shares during 2014.  The number of shares outstanding at both December 31, 2016 and December 31, 2015 was 9,683,414.

19. Segment Information
We have three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  The Individual Insurance segment consists of individual insurance products for both Kansas City Life and Sunset Life and the assumed reinsurance transactions.  The Group Insurance segment consists of sales of group life, dental, vision, and group disability products.  The Old American segment consists of individual insurance products designed largely as final expense products.
Insurance revenues, as shown in the Consolidated Statements of Comprehensive Income, consist of premiums and contract charges, less reinsurance ceded.  Insurance revenues are defined as "customer revenues" for segment reporting purposes.  Separate investment portfolios are maintained for Kansas City Life, Sunset Life, and Old American for segment reporting purposes.  Investment assets and income are allocated to the Group Insurance segment based upon its cash flows and future policy benefit liabilities.  Policyholder benefits are specifically identified to the respective segment.  Most home office functions are fully integrated for all segments in order to maximize economies of scale.  Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.
Inter-segment revenues are not material.  We operate solely in the United States and no individual customer accounts for 10% or more of our revenue.
63

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
The following tables provide selected financial statement items of each of the operating segments for the three years ended December 31.  Intercompany transactions have been eliminated to arrive at Consolidated Statements of Comprehensive Income.
	2016
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues (customer revenues)	$141,557	$56,967	$84,429	$282,953
Interest credited to policyholder account balances	72,814	—	—	72,814
Amortization of deferred acquisition costs	10,070	—	17,763	27,833
Income tax expense	8,108	44	576	8,728
Net income	20,974	86	1,256	22,316

Assets	4,051,014	8,834	389,565	4,449,413

	2015
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues (customer revenues)	$137,001	$55,576	$79,628	$272,205
Interest credited to policyholder account balances	74,326	—	—	74,326
Amortization of deferred acquisition costs	13,411	—	14,937	28,348
Income tax expense	11,111	166	1,693	12,970
Net income	25,969	308	2,949	29,226

Assets	4,035,016	9,299	377,558	4,421,873

	2014
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues (customer revenues)	$150,523	$57,852	$75,822	$284,197
Interest credited to policyholder account balances	76,463	—	—	76,463
Amortization of deferred acquisition costs	23,668	—	17,220	40,888
Income tax expense	11,632	282	1,080	12,994
Net income	27,649	523	1,818	29,990

Assets	4,184,516	9,688	377,663	4,571,867

64

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
20. Quarterly Consolidated Financial Data (unaudited)
The unaudited quarterly results of operations for the years ended December 31 are summarized in the following table.
	First	Second	Third	Fourth
2016:
Total revenues	$112,554	$108,524	$112,209	$111,735

Total benefits and expenses	106,321	101,002	102,055	104,600

Net income	4,257	5,242	7,193	5,624

Per common share,
basic and diluted	0.44	0.54	0.74	0.58

2015:
Total revenues	$110,805	$108,873	$112,261	$108,912

Total benefits and expenses	101,283	93,317	104,101	99,954

Net income	6,778	10,899	5,435	6,114

Per common share,
basic and diluted	0.63	1.01	0.52	0.59

21. Statutory Information and Stockholder Dividends Restriction
The following table provides Kansas City Life's net gain from operations, net income, and capital and surplus (stockholders' equity) on the statutory basis used to report to regulatory authorities for the years ended December 31.
	2016	2015	2014

Net gain from operations	$11,457	$27,390	$27,167

Net income	12,457	29,149	26,697

Capital and surplus	323,304	297,612	338,422
The change in capital and surplus in 2016 was largely attributable to a $19.9 million reduction in the liability for pension and OPEB, net income of $12.5 million, and a $7.0 million increase in net unrealized gains.  These changes were partially offset by stockholder dividends paid of $10.5 million and a $4.6 million increase in asset valuation reserve.  The decrease in capital and surplus in 2015 was largely attributable to $58.4 million in stock purchases, including $47.6 million from the reverse/forward stock split transaction that occurred during the fourth quarter of 2015.
Kansas City Life recognizes its 100% ownership in Old American and Sunset Life under the equity method with subsidiary earnings recorded through surplus on a statutory accounting basis.  Capital and surplus at December 31, 2016 in the above table includes capital and surplus of $25.5 million for Old American and $32.4 million for Sunset Life.
Stockholder dividends may not exceed statutory unassigned surplus.  Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year.  We believe that Kansas City Life, as the parent company, has sufficient cash resources, independent of dividends paid by its affiliates, to satisfy its own stockholder dividend payments.  In addition, we believe that individually each of the insurance enterprises has sufficient cash flows to satisfy the anticipated cash dividends that are expected to be declared.
The maximum stockholder dividends payable by Kansas City Life without prior approval in 2017 is $32.3 million, 10% of December 31, 2016 capital and surplus.  The maximum stockholder dividends payable by Old American without prior approval in 2017 is $2.6 million, 10% of December 31, 2016 capital and surplus.  The maximum stockholder dividends payable by Sunset
65

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
Life without prior approval in 2017 is $3.2 million, 10% of December 31, 2016 capital and surplus.  We believe that the statutory limitations impose no practical restrictions on the dividend payment plans of our three insurance companies.
Insurance companies are monitored and evaluated by state insurance departments as to the financial adequacy of statutory capital and surplus in relation to each company's risks.  One such measure is through the risk-based capital (RBC) guidelines.  RBC requirements are intended to be used by insurance regulators as an early warning tool to identify deteriorating or weakly capitalized insurance companies for the purpose of initiating regulatory action.  RBC guidelines consist of target statutory surplus levels based on the relationship of statutory capital and surplus to the sum of weighted risk exposures.  The RBC calculation determines both an authorized control level and a total adjusted capital prepared on the RBC basis.  Generally, regulatory action is at 150% of the authorized control level.  Each of the three insurance companies was within the range of approximately 700% to 1,000%, well in excess of the control level at December 31, 2016.
We are required to deposit a defined amount of assets with state regulatory authorities.  Such assets had a statutory carrying value of $12.1 million at both December 31, 2016 and December 31, 2015 and $12.2 million at December 31, 2014.

22. Commitments, Contingent Liabilities, Guarantees, and Indemnifications
Commitments
In the normal course of business, we have open purchase and sale commitments.  At December 31, 2016, we had purchase commitments to fund mortgage loans of $15.9 million.
Subsequent to December 31, 2016 we entered into commitments to fund additional mortgage loans of $20.8 million.
Contingent Liabilities
We are defendants in, or subject to, other claims or legal actions related to insurance and investment products.  Some of these claims and legal actions are in jurisdictions where juries are given substantial latitude in assessing damages, including punitive damages.
We are involved in litigation from time to time both as a defendant and as a plaintiff, in the ordinary course of business.  Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these legal actions and other claims would not have a material effect on our business, financial position, or results of operations.
In accordance with applicable accounting guidelines, we establish an accrued liability for litigation and regulatory matters, when those matters present loss contingencies that are both probable and estimable.  As a litigation or regulatory matter develops, it is evaluated on an ongoing basis, often in conjunction with outside counsel, as to whether the matter presents a loss contingency that meets conditions indicating the need for accrual and/or disclosure.  If and when a loss contingency related to litigation or regulatory matters is deemed to be both probable and estimable, we establish an accrued liability.  This accrued liability is then monitored for further developments that may affect the amount of the accrued liability.
Based on currently available information, we do not believe that any litigation, proceeding, or other matter to which we are a party or otherwise involved will have a material adverse effect on our financial condition or cash flows.  However, in light of the uncertainties involved in such matters, we are unable to predict the outcome or the timing of the ultimate resolution of these matters.
We are subject to regular reviews and inspections by state and federal regulatory authorities.  State insurance examiners - or independent audit firms engaged by such examiners - may, from time to time, conduct examinations or investigations into industry practices and into customer complaints.  A regulatory violation discovered during a review, inspection, or investigation could result in a wide range of remedies that could include the imposition of sanctions against us or our employees, which could have a material adverse effect on our financial statements.  The Missouri Department of Insurance most recently completed an examination based upon our statutory financial statements for the year ended December 31, 2014 for Kansas City Life, Sunset Life, and Old American.  No recommendations or financial adjustments were required of any of the insurance companies as a result of that examination.
The life insurance industry has been the subject of significant regulatory and legal activities regarding the use of the U.S. Social Security Administration's Death Master File ("Death Master File") in the claims process.  Certain states have proposed, and many other states are considering, new legislation and regulations related to unclaimed life insurance benefits and the use of the Death Master File in the claims process.  Based on our analysis to date, we believe that we have adequately reserved for contingencies from a change in statute or regulation.  Ongoing regulatory developments and other future requirements related to this matter may result in additional payments or costs that could be significant and could have a material adverse effect on our financial statements.
66

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
Guarantees and Indemnifications
We are subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, tax credit assignment agreements, construction and lease guarantees, and borrowing agreements whose terms range in duration and often are not explicitly defined.  Generally, a maximum obligation is not explicitly stated.  Therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated.  We are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications.  We believe that the likelihood is remote that material payments would be required under such indemnifications and, therefore, such indemnifications would not result in a material adverse effect on our financial position or financial statements.

23. Subsequent Events
We evaluated events that occurred subsequent to December 31, 2016 through March 13, 2017, the date the consolidated financial statements were issued.
On January 23, 2017, the Kansas City Life Board of Directors declared a quarterly dividend of $0.27 per share, paid on February 8, 2017 to stockholders of record on February 2, 2017.
There have been no other subsequent events that occurred during such period that require disclosure in, or adjustment to, the consolidated financial statements as of and for the year ended December 31, 2016.
67

Independent Auditor's Report

The Audit Committee and Stockholders
Kansas City Life Insurance Company

We have audited the accompanying consolidated financial statements of Kansas City Life Insurance Company and subsidiaries, which comprise the consolidated balance sheet as of December 31, 2016, and the related consolidated statements of comprehensive income, stockholders' equity and cash flows for the year then ended, and the related notes to the consolidated financial statements.
Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
Auditors' Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements.  The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control.  Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
68

The Audit Committee and Stockholders
Kansas City Life Insurance Company

Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and its subsidiaries as of December 31, 2016, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.
/s/ BKD, LLP

Kansas City, Missouri
March 13, 2017
69

KANSAS CITY LIFE
VARIABLE ANNUITY
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016 AND 2015

TABLE OF CONTENTS

Statement of Net Assets
Statement of Operations
Statements of Changes in Net Assets
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
DECEMBER 31, 2016

			Century II Variable Annuity		Century II Freedom Variable Annuity
Net Assets	Number of Shares	NAV	Number of Units	Unit Value	Number of Units	Unit Value	Fair Value	Cost
							(in thousands)
Federated Insurance Series
Managed Tail Risk Fund II - P	594,752	$4.81	160,149	$17.656	2,807	$11.840	$2,861	$4,030
High Income Bond Fund II - P	639,731	6.84	130,725	29.758	20,392	23.816	4,376	4,308
Government Money Fund II - S	2,345,373	1.00	183,305	11.929	16,989	9.339	2,345	2,345

MFS® Variable Insurance Trust
Research Series - Initial Class Shares	240,804	26.00	178,079	34.924	1,449	28.724	6,261	4,929
Growth Series - Initial Class Shares	219,693	38.76	221,629	38.183	1,647	32.096	8,515	6,423
Total Return Series - Initial Class Shares	274,912	23.18	160,848	34.666	39,447	20.194	6,372	5,670
Total Return Bond Series - Initial Class Shares	354,658	13.09	189,747	22.708	21,715	15.371	4,642	4,570
Utilities Series - Initial Class Shares	466,152	26.81	194,269	61.073	15,542	40.724	12,498	12,824

MFS® Variable Insurance Trust II
Strategic Income Portfolio - Initial Class Shares	204,398	9.71	88,566	20.375	10,902	16.525	1,985	2,086

American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	294,347	13.98	141,956	28.716	1,110	34.684	4,115	3,979
VP International Fund - Class I	602,384	9.37	252,565	22.052	3,836	19.520	5,644	5,295
VP Value Fund - Class I	698,169	10.48	377,862	18.753	8,114	28.463	7,317	5,089
VP Income & Growth Fund - Class I	159,944	9.32	112,274	12.611	2,992	25.009	1,491	1,223
VP Ultra® Fund - Class I	51,783	15.45	35,186	22.310	697	21.563	800	644
VP Mid Cap Value Fund - Class I	52,561	21.11	46,812	23.313	804	22.699	1,110	955

American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	225,132	10.11	159,755	13.215	12,905	12.774	2,276	2,428

Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	85,606	41.01	140,104	25.058	-	22.531	3,511	3,261
Opportunistic Small Cap Portfolio - Initial Shares	123,232	49.44	254,075	23.882	1,159	21.375	6,093	4,593

Dreyfus Stock Index Fund, Inc. - Initial Shares	337,557	45.86	538,290	27.756	20,104	26.831	15,480	11,680

The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	20,291	37.86	16,240	46.747	364	24.716	768	731

JPMorgan Insurance Trust
Insurance Trust U.S. Equity Portfolio - Class 1 Shares	55,201	27.02	49,831	28.798	2,066	27.347	1,492	1,223
Insurance Trust Small Cap Core Portfolio - Class 1 Shares	178,900	22.49	106,914	35.555	6,498	34.176	4,024	3,221
Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	333,058	10.98	100,918	34.565	5,051	33.406	3,657	2,834

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	133,293	15.42	93,291	21.614	2,076	18.782	2,055	2,001
Franklin Small-Mid Cap Growth VIP Fund - Class 2	66,019	16.27	87,384	12.181	368	26.429	1,074	1,281
Templeton Developing Markets VIP Fund - Class 2	401,041	7.36	151,518	19.154	1,955	25.289	2,952	3,572
Templeton Foreign VIP Fund - Class 2	236,948	13.61	106,846	28.647	8,095	20.258	3,225	3,348

See accompanying Notes to Financial Statements
1

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 2016

			Century II Variable Annuity		Century II Freedom Variable Annuity
Net Assets	Number Shares	NAV	Number of Units	Unit Value	Number of Units	Unit Value	Fair Value	Cost
							(in thousands)
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	993,449	14.24	555,834	25.017	11,385	21.196	14,148	13,993

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares	7,136	53.58	50,905	6.994	1,273	20.687	382	302
V.I. Technology Fund - Series I Shares	33,018	17.89	135,767	4.283	363	25.202	591	575
V.I. Core Equity Fund - Series I Shares	13,660	34.58	41,172	11.473	-	22.990	472	403

Columbia Funds Variable Series Trust II
Mid-Cap Growth Fund (Class 2)	82,715	20.64	147,424	11.181	2,282	25.803	1,707	1,428
Seligman Global Technology Fund (Class 2)	122,023	20.50	122,811	19.221	2,917	48.302	2,502	2,582
Select Smaller-Cap Value Fund (Class 2)	46,132	21.30	31,450	30.482	814	29.460	983	696

Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio - Service Class 2	70,523	32.45	139,823	15.800	5,145	15.422	2,288	1,919
VIP Freedom Income Portfolio - Service Class 2	365,899	10.93	316,395	12.007	17,088	11.720	3,999	4,076
VIP Freedom 2010 Portfolio - Service Class 2	51,904	12.24	36,663	12.963	12,647	12.653	635	589
VIP Freedom 2015 Portfolio - Service Class 2	89,317	12.33	75,606	12.958	9,614	12.648	1,101	1,026
VIP Freedom 2020 Portfolio - Service Class 2	652,033	12.49	615,457	12.762	23,223	12.457	8,144	7,579
VIP Freedom 2025 Portfolio - Service Class 2	54,472	12.87	52,454	13.274	368	12.957	701	651
VIP Freedom 2030 Portfolio - Service Class 2	142,762	12.69	140,349	12.895	151	12.586	1,812	1,644
VIP Freedom 2035 Portfolio - Service Class 2	32,088	19.27	40,760	15.170	-	14.919	618	585
VIP Freedom 2040 Portfolio - Service Class 2	35,981	18.30	43,195	15.244	-	14.992	658	640
VIP Freedom 2045 Portfolio - Service Class 2	10,060	18.22	11,953	15.335	-	15.081	183	166
VIP Freedom 2050 Portfolio - Service Class 2	23,233	16.47	23,042	15.362	1,899	15.108	383	360

Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	977,453	11.20	959,035	10.874	48,251	10.748	10,947	11,079
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	2,494,781	11.30	2,538,136	11.077	6,856	10.949	28,191	29,157
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	2,823,194	10.87	2,817,122	10.816	20,353	10.691	30,688	31,852

American Funds Insurance Series®
Global Bond Fund - Class 2 Shares	5,689	11.14	6,660	9.515	-	9.499	63	68
Global Growth Fund - Class 2 Shares	1,875	23.85	4,353	10.275	-	10.258	45	45
New World Fund® - Class 2 Shares	2,680	19.54	5,081	10.307	-	10.290	52	54
Growth-Income Fund - Class 2 Shares	1,942	44.00	7,931	10.774	-	10.756	85	83
Capital Income Builder® - Class 2 Shares	5,191	9.46	4,953	9.915	-	9.898	49	51
Asset Allocation Fund - Class 2 Shares	2,932	21.49	5,972	10.551	-	10.533	63	63

American Funds Insurance Series® Managed Risk Funds
Managed Risk Growth Fund - Class P2 Shares	634,407	10.64	651,231	10.365	-	10.348	6,750	6,761
Managed Risk International Fund - Class P2 Shares	304,195	8.83	274,603	9.782	-	9.765	2,686	2,760
Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	924,112	11.61	1,019,838	10.520	-	10.503	10,729	10,351
Managed Risk Growth-Income Fund - Class P2 Shares	670,026	11.02	710,091	10.398	-	10.381	7,384	7,293
Managed Risk Asset Allocation Fund - Class P2 Shares	1,061,252	12.01	1,202,067	10.467	15,658	10.450	12,746	12,561
Total Net Assets							$268,724	$255,935

See accompanying Notes to Financial Statements
2

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2016
(in thousands)

	Federated Insurance Series			MFS® Variable Insurance Trust					MFS® Variable Insurance Trust II
	Managed Tail Risk Fund II - P	High Income Bond Fund II - P	Government Money Fund II - S	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Total Return Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Strategic Income Portfolio - Initial Class Shares

Investment Income:
Income:
Dividend Distributions	$52	278	-	48	4	182	160	486	61
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	42	62	33	87	122	92	67	184	29
Net Investment Income (Loss)	10	216	(33)	(39)	(118)	90	93	302	32
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(207)	(35)	-	251	367	160	46	(55)	(32)
Capital Gains Distributions	-	-	-	613	522	205	-	287	-
Unrealized Appreciation (Depreciation)	21	363	-	(394)	(668)	8	(12)	719	137
Net Gain (Loss) on Investments	(186)	328	-	470	221	373	34	951	105

Change in Net Assets from Operations	$(176)	544	(33)	431	103	463	127	1,253	137

See accompanying Notes to Financial Statements
3

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2016
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.	Dreyfus Variable Investment Fund
	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Income & Growth Fund - Class I	VP Ultra® Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares

Investment Income:
Income:
Dividend Distributions	$-	59	118	33	3	18	41	59	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	58	80	95	20	11	15	32	51	79
Net Investment Income (Loss)	(58)	(21)	23	13	(8)	3	9	8	(79)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	17	67	234	31	29	11	(24)	70	157
Capital Gains Distributions	407	-	-	26	33	53	16	543	451
Unrealized Appreciation (Depreciation)	(290)	(447)	934	88	(30)	136	59	(398)	325
Net Gain (Loss) on Investments	134	(380)	1,168	145	32	200	51	215	933

Change in Net Assets from Operations	$76	(401)	1,191	158	24	203	60	223	854

See accompanying Notes to Financial Statements
4

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2016
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
	Dreyfus Stock Index Fund, Inc. - Initial Shares	The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Franklin Global Real Estate VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund - Class 2	Templeton Developing Markets VIP Fund - Class 2	Templeton Foreign VIP Fund - Class 2

Investment Income:
Income:
Dividend Distributions	$304	10	14	20	31	25	-	24	62
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	212	11	21	52	51	30	15	41	45
Net Investment Income (Loss)	92	(1)	(7)	(32)	(20)	(5)	(15)	(17)	17
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	541	(1)	34	73	123	12	(49)	(204)	(74)
Capital Gains Distributions	531	78	51	313	188	-	128	-	56
Unrealized Appreciation (Depreciation)	321	(12)	52	320	150	(25)	(32)	663	181
Net Gain (Loss) on Investments	1,393	65	137	706	461	(13)	47	459	163

Change in Net Assets from Operations	$1,485	64	130	674	441	(18)	32	442	180

See accompanying Notes to Financial Statements
5

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2016
(in thousands)

	Calamos® Advisors Trust	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)			Columbia Funds Variable Series Trust II			Fidelity® Variable Insurance Products
	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares	Mid-Cap Growth Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Smaller-Cap Value Fund (Class 2)	VIP Contrafund® Portfolio - Service Class 2	VIP Freedom Income Portfolio - Service Class 2

Investment Income:
Income:
Dividend Distributions	$339	-	-	4	-	-	-	14	49
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	201	5	8	7	24	33	13	31	60
Net Investment Income (Loss)	138	(5)	(8)	(3)	(24)	(33)	(13)	(17)	(11)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(25)	13	-	33	41	10	57	59	(13)
Capital Gains Distributions	356	34	27	32	-	823	-	177	46
Unrealized Appreciation (Depreciation)	182	(38)	(25)	(17)	(6)	(406)	64	(80)	93
Net Gain (Loss) on Investments	513	9	2	48	35	427	121	156	126

Change in Net Assets from Operations	$651	4	(6)	45	11	394	108	139	115

See accompanying Notes to Financial Statements
6

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2016
(in thousands)

	Fidelity® Variable Insurance Products
	VIP Freedom 2010 Portfolio - Service Class 2	VIP Freedom 2015 Portfolio - Service Class 2	VIP Freedom 2020 Portfolio - Service Class 2	VIP Freedom 2025 Portfolio - Service Class 2	VIP Freedom 2030 Portfolio - Service Class 2	VIP Freedom 2035 Portfolio - Service Class 2	VIP Freedom 2040 Portfolio - Service Class 2	VIP Freedom 2045 Portfolio - Service Class 2	VIP Freedom 2050 Portfolio - Service Class 2

Investment Income:
Income:
Dividend Distributions	$8	14	104	9	22	7	7	2	5
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	9	16	121	10	26	8	9	2	5
Net Investment Income (Loss)	(1)	(2)	(17)	(1)	(4)	(1)	(2)	-	-
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	4	11	93	1	30	1	1	-	1
Capital Gains Distributions	15	33	291	25	75	17	24	5	13
Unrealized Appreciation (Depreciation)	5	(1)	(15)	10	(29)	14	11	4	8
Net Gain (Loss) on Investments	24	43	369	36	76	32	36	9	22

Change in Net Assets from Operations	$23	41	352	35	72	31	34	9	22

See accompanying Notes to Financial Statements
7

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2016
(in thousands)

	Northern Lights Variable Trust			American Funds Insurance Series®
	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	Global Bond Fund - Class 2 Shares	Global Growth Fund - Class 2 Shares	New World Fund® - Class 2 Shares	Growth-Income Fund - Class 2 Shares	Capital Income Builder® - Class 2 Shares	Asset Allocation Fund - Class 2 Shares

Investment Income:
Income:
Dividend Distributions	$156	447	623	-	-	-	1	1	1
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	183	450	658	-	-	-	-	-	-
Net Investment Income (Loss)	(27)	(3)	(35)	-	-	-	1	1	1
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(168)	(662)	(2,023)	-	-	-	-	-	-
Capital Gains Distributions	-	-	-	-	-	-	-	-	1
Unrealized Appreciation (Depreciation)	824	2,167	3,790	(5)	-	(2)	2	(2)	-
Net Gain (Loss) on Investments	656	1,505	1,767	(5)	-	(2)	2	(2)	1

Change in Net Assets from Operations	$629	1,502	1,732	(5)	-	(2)	3	(1)	2

See accompanying Notes to Financial Statements
8

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2016
(in thousands)

	American Funds Insurance Series® Managed Risk Funds
	Managed Risk Growth Fund - Class P2 Shares	Managed Risk International Fund - Class P2 Shares	Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	Managed Risk Growth-Income Fund - Class P2 Shares	Managed Risk Asset Allocation Fund - Class P2 Shares	Total

Investment Income:
Income:
Dividend Distributions	$7	15	78	41	74	$4,120
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	50	19	51	38	71	3,745
Net Investment Income (Loss)	(43)	(4)	27	3	3	375
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(29)	(2)	3	(6)	(2)	(1,030)
Capital Gains Distributions	313	40	92	152	133	7,225
Unrealized Appreciation (Depreciation)	(11)	(74)	377	91	185	9,285
Net Gain (Loss) on Investments	273	(36)	472	237	316	15,480

Change in Net Assets from Operations	$230	(40)	499	240	319	$15,855

See accompanying Notes to Financial Statements
9

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2016 and 2015
(in thousands)

	Federated Insurance Series						MFS® Variable Insurance Trust
	Managed Tail Risk Fund II - P		High Income Bond Fund II - P		Government Money Fund II - S		Research Series - Initial Class Shares		Growth Series - Initial Class Shares
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

Change in Net Assets from Operations:
Net Investment Income (Loss)	$10	9	216	197	(33)	(58)	(39)	(45)	(118)	(109)
Net Realized Gain (Loss) and Capital Gains Distributions	(207)	(141)	(35)	(10)	-	-	864	801	889	1,296
Unrealized Appreciation (Depreciation)	21	(135)	363	(361)	-	-	(394)	(798)	(668)	(661)
Change in Net Assets from Operations	(176)	(267)	544	(174)	(33)	(58)	431	(42)	103	526

Deposits	69	136	170	140	7,584	14,134	157	181	179	305

Payments and Withdrawals:
Death Benefits	28	14	60	23	2	-	103	24	69	26
Withdrawals	234	270	459	445	147	355	521	466	833	726
Administrative Fees	2	2	3	3	7	17	4	4	9	8
Net Transfers to (from) Fixed Account	(40)	(92)	134	(62)	8,221	14,800	133	122	(159)	(335)
Payments and Withdrawals	224	194	656	409	8,377	15,172	761	616	752	425

Net Assets:
Net Increase (Decrease)	(331)	(325)	58	(443)	(826)	(1,096)	(173)	(477)	(470)	406
Beginning of Year	3,192	3,517	4,318	4,761	3,171	4,267	6,434	6,911	8,985	8,579

End of Year	$2,861	3,192	4,376	4,318	2,345	3,171	6,261	6,434	8,515	8,985

See accompanying Notes to Financial Statements
10

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2016 and 2015
(in thousands)

	MFS® Variable Insurance Trust						MFS® Variable Insurance Trust II		American Century Variable Portfolios, Inc.
	Total Return Series - Initial Class Shares		Total Return Bond Series - Initial Class Shares		Utilities Series - Initial Class Shares		Strategic Income Portfolio - Initial Class Shares		VP Capital Appreciation Fund - Class I
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

Change in Net Assets from Operations:
Net Investment Income (Loss)	$90	85	93	51	302	423	32	79	(58)	(62)
Net Realized Gain (Loss) and Capital Gains Distributions	365	413	46	843	232	1,351	(32)	(113)	424	458
Unrealized Appreciation (Depreciation)	8	(624)	(12)	(886)	719	(4,270)	137	10	(290)	(373)
Change in Net Assets from Operations	463	(126)	127	8	1,253	(2,496)	137	(24)	76	23

Deposits	128	150	177	150	421	497	70	59	90	151

Payments and Withdrawals:
Death Benefits	76	38	44	15	201	104	38	-	85	5
Withdrawals	781	758	618	899	1,706	1,421	366	244	473	295
Administrative Fees	4	4	2	36	11	11	1	13	5	5
Net Transfers to (from) Fixed Account	200	(187)	(297)	9,935	460	(553)	(99)	3,547	(155)	(264)
Payments and Withdrawals	1,061	613	367	10,885	2,378	983	306	3,804	408	41

Net Assets:
Net Increase (Decrease)	(470)	(589)	(63)	(10,727)	(704)	(2,982)	(99)	(3,769)	(242)	133
Beginning of Year	6,842	7,431	4,705	15,432	13,202	16,184	2,084	5,853	4,357	4,224

End of Year	$6,372	6,842	4,642	4,705	12,498	13,202	1,985	2,084	4,115	4,357

See accompanying Notes to Financial Statements
11

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2016 and 2015
(in thousands)

	American Century Variable Portfolios, Inc.
	VP International Fund - Class I		VP Value Fund - Class I		VP Income & Growth Fund - Class I		VP Ultra® Fund - Class I		VP Mid Cap Value Fund - Class I
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(21)	(68)	23	60	13	10	(8)	(8)	3	2
Net Realized Gain (Loss) and Capital Gains Distributions	67	1,230	234	2,910	57	163	62	472	64	87
Unrealized Appreciation (Depreciation)	(447)	(855)	934	(3,240)	88	(277)	(30)	(390)	136	(121)
Change in Net Assets from Operations	(401)	307	1,191	(270)	158	(104)	24	74	203	(32)

Deposits	215	282	171	291	28	29	16	23	24	127

Payments and Withdrawals:
Death Benefits	75	20	11	18	10	1	-	4	-	-
Withdrawals	517	531	439	954	128	137	58	96	115	111
Administrative Fees	6	22	7	29	1	1	1	3	2	2
Net Transfers to (from) Fixed Account	(514)	4,739	50	6,282	(65)	(56)	21	644	51	(263)
Payments and Withdrawals	84	5,312	507	7,283	74	83	80	747	168	(150)

Net Assets:
Net Increase (Decrease)	(270)	(4,723)	855	(7,262)	112	(158)	(40)	(650)	59	245
Beginning of Year	5,914	10,637	6,462	13,724	1,379	1,537	840	1,490	1,051	806

End of Year	$5,644	5,914	7,317	6,462	1,491	1,379	800	840	1,110	1,051

See accompanying Notes to Financial Statements
12

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2016 and 2015
(in thousands)

	American Century Variable Portfolios II, Inc.		Dreyfus Variable Investment Fund
	VP Inflation Protection Fund - Class II		Appreciation Portfolio - Initial Shares		Opportunistic Small Cap Portfolio - Initial Shares		Dreyfus Stock Index Fund, Inc. - Initial Shares		The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

Change in Net Assets from Operations:
Net Investment Income (Loss)	$9	74	8	12	(79)	(84)	92	62	(1)	(3)
Net Realized Gain (Loss) and Capital Gains Distributions	(8)	(368)	613	307	608	363	1,072	3,542	77	124
Unrealized Appreciation (Depreciation)	59	243	(398)	(477)	325	(464)	321	(3,470)	(12)	(158)
Change in Net Assets from Operations	60	(51)	223	(158)	854	(185)	1,485	134	64	(37)

Deposits	68	73	73	99	237	191	616	544	10	33

Payments and Withdrawals:
Death Benefits	31	11	51	6	16	7	163	59	-	5
Withdrawals	176	462	500	281	574	453	1,441	1,700	92	77
Administrative Fees	1	19	3	3	5	5	11	32	1	1
Net Transfers to (from) Fixed Account	(161)	5,052	102	88	69	129	(93)	6,542	17	(160)
Payments and Withdrawals	47	5,544	656	378	664	594	1,522	8,333	110	(77)

Net Assets:
Net Increase (Decrease)	81	(5,522)	(360)	(437)	427	(588)	579	(7,655)	(36)	73
Beginning of Year	2,195	7,717	3,871	4,308	5,666	6,254	14,901	22,556	804	731

End of Year	$2,276	2,195	3,511	3,871	6,093	5,666	15,480	14,901	768	804

See accompanying Notes to Financial Statements
13

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2016 and 2015
(in thousands)

	JPMorgan Insurance Trust						Franklin Templeton Variable Insurance Products Trust
	Insurance Trust U.S. Equity Portfolio - Class 1 Shares		Insurance Trust Small Cap Core Portfolio - Class 1 Shares		Insurance Trust Mid Cap Value Portfolio - Class 1 Shares		Franklin Global Real Estate VIP Fund - Class 2		Franklin Small-Mid Cap Growth VIP Fund - Class 2
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(7)	(4)	(32)	(59)	(20)	(28)	(5)	32	(15)	(15)
Net Realized Gain (Loss) and Capital Gains Distributions	85	218	386	1,313	311	1,519	12	212	79	257
Unrealized Appreciation (Depreciation)	52	(217)	320	(1,466)	150	(1,563)	(25)	(219)	(32)	(287)
Change in Net Assets from Operations	130	(3)	674	(212)	441	(72)	(18)	25	32	(45)

Deposits	35	22	141	249	106	126	107	68	56	97

Payments and Withdrawals:
Death Benefits	9	6	59	11	4	9	9	7	-	7
Withdrawals	173	108	342	435	425	373	204	449	137	88
Administrative Fees	2	1	4	10	2	11	2	7	2	1
Net Transfers to (from) Fixed Account	22	(420)	39	1,995	(51)	2,314	(50)	1,315	(32)	(69)
Payments and Withdrawals	206	(305)	444	2,451	380	2,707	165	1,778	107	27

Net Assets:
Net Increase (Decrease)	(41)	324	371	(2,414)	167	(2,653)	(76)	(1,685)	(19)	25
Beginning of Year	1,533	1,209	3,653	6,067	3,490	6,143	2,131	3,816	1,093	1,068

End of Year	$1,492	1,533	4,024	3,653	3,657	3,490	2,055	2,131	1,074	1,093

See accompanying Notes to Financial Statements
14

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2016 and 2015
(in thousands)

	Franklin Templeton Variable Insurance Products Trust				Calamos® Advisors Trust		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	Templeton Developing Markets VIP Fund - Class 2		Templeton Foreign VIP Fund - Class 2		Calamos Growth and Income Portfolio		V.I. American Franchise Fund - Series I Shares		V.I. Technology Fund - Series I Shares
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(17)	16	17	45	138	197	(5)	(6)	(8)	(8)
Net Realized Gain (Loss) and Capital Gains Distributions	(204)	216	(18)	618	331	695	47	35	27	71
Unrealized Appreciation (Depreciation)	663	(897)	181	(612)	182	(926)	(38)	(16)	(25)	(35)
Change in Net Assets from Operations	442	(665)	180	51	651	(34)	4	13	(6)	28

Deposits	104	142	72	177	437	769	17	14	14	26

Payments and Withdrawals:
Death Benefits	38	6	35	16	218	43	-	20	-	-
Withdrawals	240	375	324	330	1,399	900	21	50	55	56
Administrative Fees	4	9	4	15	28	28	-	-	1	1
Net Transfers to (from) Fixed Account	148	961	(47)	3,289	80	370	10	(19)	(74)	(52)
Payments and Withdrawals	430	1,351	316	3,650	1,725	1,341	31	51	(18)	5

Net Assets:
Net Increase (Decrease)	116	(1,874)	(64)	(3,422)	(637)	(606)	(10)	(24)	26	49
Beginning of Year	2,836	4,710	3,289	6,711	14,785	15,391	392	416	565	516

End of Year	$2,952	2,836	3,225	3,289	14,148	14,785	382	392	591	565

See accompanying Notes to Financial Statements
15

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2016 and 2015
(in thousands)

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		Columbia Funds Variable Series Trust II						Fidelity® Variable Insurance Products
	V.I. Core Equity Fund - Series I Shares		Mid-Cap Growth Fund (Class 2)		Seligman Global Technology Fund (Class 2)		Select Smaller-Cap Value Fund (Class 2)		VIP Contrafund® Portfolio - Service Class 2
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(3)	(2)	(24)	(37)	(33)	(30)	(13)	(16)	(17)	(23)
Net Realized Gain (Loss) and Capital Gains Distributions	65	113	41	572	833	560	57	93	236	1,117
Unrealized Appreciation (Depreciation)	(17)	(156)	(6)	(288)	(406)	(356)	64	(127)	(80)	(1,041)
Change in Net Assets from Operations	45	(45)	11	247	394	174	108	(50)	139	53

Deposits	13	17	46	53	70	139	75	55	130	141

Payments and Withdrawals:
Death Benefits	-	1	58	9	28	35	-	-	30	5
Withdrawals	155	132	113	204	193	237	116	133	289	244
Administrative Fees	-	-	1	9	4	4	2	2	3	10
Net Transfers to (from) Fixed Account	(22)	5	(82)	2,540	31	(327)	46	75	(118)	2,081
Payments and Withdrawals	133	138	90	2,762	256	(51)	164	210	204	2,340

Net Assets:
Net Increase (Decrease)	(75)	(166)	(33)	(2,462)	208	364	19	(205)	65	(2,146)
Beginning of Year	547	713	1,740	4,202	2,294	1,930	964	1,169	2,223	4,369

End of Year	$472	547	1,707	1,740	2,502	2,294	983	964	2,288	2,223

See accompanying Notes to Financial Statements
16

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2016 and 2015
(in thousands)

	Fidelity® Variable Insurance Products
	VIP Freedom Income Portfolio - Service Class 2		VIP Freedom 2010 Portfolio - Service Class 2		VIP Freedom 2015 Portfolio - Service Class 2		VIP Freedom 2020 Portfolio - Service Class 2		VIP Freedom 2025 Portfolio - Service Class 2
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(11)	22	(1)	-	(2)	2	(17)	26	(1)	1
Net Realized Gain (Loss) and Capital Gains Distributions	33	2	19	16	44	16	384	214	26	11
Unrealized Appreciation (Depreciation)	93	(181)	5	(32)	(1)	(44)	(15)	(501)	10	(27)
Change in Net Assets from Operations	115	(157)	23	(16)	41	(26)	352	(261)	35	(15)

Deposits	87	61	4	2	12	25	105	109	40	52

Payments and Withdrawals:
Death Benefits	27	-	-	-	-	-	-	6	71	-
Withdrawals	278	480	51	68	136	72	1,095	964	74	48
Administrative Fees	45	32	2	2	5	5	63	59	1	1
Net Transfers to (from) Fixed Account	249	(4,478)	4	(18)	117	(54)	498	(3,026)	(17)	(41)
Payments and Withdrawals	599	(3,966)	57	52	258	23	1,656	(1,997)	129	8

Net Assets:
Net Increase (Decrease)	(397)	3,870	(30)	(66)	(205)	(24)	(1,199)	1,845	(54)	29
Beginning of Year	4,396	526	665	731	1,306	1,330	9,343	7,498	755	726

End of Year	$3,999	4,396	635	665	1,101	1,306	8,144	9,343	701	755

See accompanying Notes to Financial Statements
17

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2016 and 2015
(in thousands)

	Fidelity® Variable Insurance Products
	VIP Freedom 2030 Portfolio - Service Class 2		VIP Freedom 2035 Portfolio - Service Class 2		VIP Freedom 2040 Portfolio - Service Class 2		VIP Freedom 2045 Portfolio - Service Class 2		VIP Freedom 2050 Portfolio - Service Class 2
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(4)	2	(1)	-	(2)	1	-	-	-	1
Net Realized Gain (Loss) and Capital Gains Distributions	105	27	18	4	25	6	5	1	14	4
Unrealized Appreciation (Depreciation)	(29)	(78)	14	(16)	11	(20)	4	(4)	8	(11)
Change in Net Assets from Operations	72	(49)	31	(12)	34	(13)	9	(3)	22	(6)

Deposits	79	270	36	33	55	51	25	9	48	48

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	1	-
Withdrawals	297	76	14	2	49	19	-	-	7	12
Administrative Fees	1	2	1	1	1	1	-	-	1	1
Net Transfers to (from) Fixed Account	234	(92)	(8)	(110)	13	(109)	(16)	(22)	(15)	3
Payments and Withdrawals	532	(14)	7	(107)	63	(89)	(16)	(22)	(6)	16

Net Assets:
Net Increase (Decrease)	(381)	235	60	128	26	127	50	28	76	26
Beginning of Year	2,193	1,958	558	430	632	505	133	105	307	281

End of Year	$1,812	2,193	618	558	658	632	183	133	383	307

See accompanying Notes to Financial Statements
18

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2016 and 2015
(in thousands)

	Northern Lights Variable Trust						American Funds Insurance Series®
	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares		TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares		TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares		Global Bond Fund - Class 2 Shares	Global Growth Fund - Class 2 Shares	New World Fund® - Class 2 Shares	Growth-Income Fund - Class 2 Shares
	2016	2015	2016	2015	2016	2015	2016	2016	2016	2016

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(27)	1	(3)	62	(35)	120	-	-	-	1
Net Realized Gain (Loss) and Capital Gains Distributions	(168)	359	(662)	775	(2,023)	275	-	-	-	-
Unrealized Appreciation (Depreciation)	824	(1,371)	2,167	(4,221)	3,790	(7,999)	(5)	-	(2)	2
Change in Net Assets from Operations	629	(1,011)	1,502	(3,384)	1,732	(7,604)	(5)	-	(2)	3

Deposits	263	530	413	1,496	624	727	-	-	-	1

Payments and Withdrawals:
Death Benefits	164	-	542	320	49	99	-	-	-	-
Withdrawals	1,540	1,167	2,033	2,115	4,739	2,208	-	-	-	-
Administrative Fees	134	124	343	296	542	625	-	-	-	-
Net Transfers to (from) Fixed Account	1,955	(7,496)	5,376	(22,449)	26,386	(21,904)	(68)	(45)	(54)	(81)
Payments and Withdrawals	3,793	(6,205)	8,294	(19,718)	31,716	(18,972)	(68)	(45)	(54)	(81)

Net Assets:
Net Increase (Decrease)	(2,901)	5,724	(6,379)	17,830	(29,360)	12,095	63	45	52	85
Beginning of Year	13,848	8,124	34,570	16,740	60,048	47,953	-	-	-	-

End of Year	$10,947	13,848	28,191	34,570	30,688	60,048	63	45	52	85

See accompanying Notes to Financial Statements
19

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2016 and 2015
(in thousands)

	American Funds Insurance Series®		American Funds Insurance Series® Managed Risk Funds
	Capital Income Builder® - Class 2 Shares	Asset Allocation Fund - Class 2 Shares	Managed Risk Growth Fund - Class P2 Shares	Managed Risk International Fund - Class P2 Shares	Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	Managed Risk Growth-Income Fund - Class P2 Shares	Managed Risk Asset Allocation Fund - Class P2 Shares	Total
	2016	2016	2016	2016	2016	2016	2016	2016	2015

Change in Net Assets from Operations:
Net Investment Income (Loss)	$1	1	(43)	(4)	27	3	3	375	927
Net Realized Gain (Loss) and Capital Gains Distributions	-	1	284	38	95	146	131	6,195	23,047
Unrealized Appreciation (Depreciation)	(2)	-	(11)	(74)	377	91	185	9,285	(40,018)
Change in Net Assets from Operations	(1)	2	230	(40)	499	240	319	15,855	(16,044)

Deposits	-	-	132	90	232	170	175	14,517	23,103

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	2,405	980
Withdrawals	-	-	201	136	233	176	365	25,788	22,026
Administrative Fees	-	-	37	17	44	33	57	1,472	1,477
Net Transfers to (from) Fixed Account	(50)	(61)	(6,626)	(2,789)	(10,275)	(7,183)	(12,674)	2,645	4,170
Payments and Withdrawals	(50)	(61)	(6,388)	(2,636)	(9,998)	(6,974)	(12,252)	32,310	28,653

Net Assets:
Net Increase (Decrease)	49	63	6,750	2,686	10,729	7,384	12,746	(1,938)	(21,594)
Beginning of Year	-	-	-	-	-	-	-	270,662	292,256

End of Year	$49	63	6,750	2,686	10,729	7,384	12,746	268,724	270,662

See accompanying Notes to Financial Statements
20

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Annuity Separate Account (the Account) is a separate account of Kansas City Life Insurance Company (KCL).  This account is marketed and presented herein as follows:
•	Century II Variable Annuity;
•	Century II Affinity Variable Annuity (presented herein with Century II Variable Annuity);
•	Century II Single Premium Affinity Variable Annuity (presented herein with Century II Variable Annuity); and,
•	Century II Freedom Variable Annuity.

All products are distributed by Sunset Financial Services, Inc. (SFS), a wholly-owned subsidiary of KCL.  SFS has entered into a series of selling agreements with third-party broker-dealers that sell the contracts through their registered representatives who are licensed as insurance agents at KCL.

The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, that follows the accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services Investment Companies.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL's other assets and liabilities.  The portion of the Account's assets applicable to the variable annuity contracts is not available to service the liabilities arising out of any other business KCL may conduct.  All deposits received by the Account have been directed by the contract owners into subaccounts that invest in 59 series-type mutual funds, as listed below, or into KCL's Fixed Account.  The underlying mutual fund options are not directly available to the general public. The underlying mutual funds are available as investment options in variable annuity contracts issued by KCL.  The Fixed Account represents a portion of the general account assets of KCL and is not included in this report.  KCL's Fixed Account may be charged with liabilities arising out of other business conducted by KCL.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ.
21

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

The following Series-Type Mutual Funds are available in the Account:

Federated Insurance Series	Calamos® Advisors Trust
Managed Tail Risk Fund II - P	Calamos Growth and Income Portfolio
High Income Bond Fund II - P
Government Money Fund II - S	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares
MFS® Variable Insurance Trust	V.I. Technology Fund - Series I Shares
Research Series - Initial Class Shares	V.I. Core Equity Fund - Series I Shares
Growth Series - Initial Class Shares
Total Return Series - Initial Class Shares	Columbia Funds Variable Series Trust II
Total Return Bond Series - Initial Class Shares	Mid-Cap Growth Fund (Class 2)
Utilities Series - Initial Class Shares	Seligman Global Technology Fund (Class 2)
Select Smaller-Cap Value Fund (Class 2)
MFS® Variable Insurance Trust II
Strategic Income Portfolio - Initial Class Shares	Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio - Service Class 2
American Century Variable Portfolios, Inc.	VIP Freedom Income Portfolio - Service Class 2
VP Capital Appreciation Fund - Class I	VIP Freedom 2010 Portfolio - Service Class 2
VP International Fund - Class I	VIP Freedom 2015 Portfolio - Service Class 2
VP Value Fund - Class I	VIP Freedom 2020 Portfolio - Service Class 2
VP Income & Growth Fund - Class I	VIP Freedom 2025 Portfolio - Service Class 2
VP Ultra® Fund - Class I	VIP Freedom 2030 Portfolio - Service Class 2
VP Mid Cap Value Fund - Class I	VIP Freedom 2035 Portfolio - Service Class 2
VIP Freedom 2040 Portfolio - Service Class 2
American Century Variable Portfolios II, Inc.	VIP Freedom 2045 Portfolio - Service Class 2
VP Inflation Protection Fund - Class II
Northern Lights Variable Trust
Dreyfus Variable Investment Fund	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
Appreciation Portfolio - Initial Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
Opportunistic Small Cap Portfolio - Initial Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares

Dreyfus Stock Index Fund, Inc. - Initial Shares	American Funds Insurance Series®
Global Bond Fund - Class 2 Shares
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	Global Growth Fund - Class 2 Shares
New World Fund® - Class 2 Shares
JPMorgan Insurance Trust	Growth-Income Fund - Class 2 Shares
Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Capital Income Builder® - Class 2 Shares
Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Asset Allocation Fund - Class 2 Shares
Insurance Trust Mid Cap Value Portfolio - Class 1 Shares
American Funds Insurance Series® Managed Risk Funds
Franklin Templeton Variable Insurance Products Trust	Managed Risk Growth Fund - Class P2 Shares
Franklin Global Real Estate VIP Fund - Class 2	Managed Risk International Fund - Class P2 Shares
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares
Templeton Developing Markets VIP Fund - Class 2	Managed Risk Growth-Income Fund - Class P2 Shares
Templeton Foreign VIP Fund - Class 2	Managed Risk Asset Allocation Fund - Class P2 Shares

22

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

Fund Changes

As of May 1, 2016, the following series-type mutual funds were added to one or more of the products in the Account:

•	American Funds Global Bond Fund – Class 2 Shares
•	American Funds Global Growth Fund – Class 2 Shares
•	American Funds New World Fund® – Class 2 Shares
•	American Funds Growth-Income Fund – Class 2 Shares
•	American Funds Capital Income Builder® – Class 2 Shares
•	American Funds Asset Allocation Fund – Class 2 Shares
•	American Funds Managed Risk Growth Fund – Class P2 Shares
•	American Funds Managed Risk International Fund - Class P2 Shares
•	American Funds Managed Risk Blue Chip Income & Growth Fund – Class P2 Shares
•	American Funds Managed Risk Growth-Income Fund – Class P2 Shares
•	American Funds Managed Risk Asset Allocation Fund – Class P2 Shares

During the year ended December 31, 2016, the following portfolio changed its name as summarized, with the effective date of the change, in the following table:

Prior Portfolio Name	Current Portfolio Name	Effective Date

Federated Prime Money Fund II	Federated Government Money Fund II - S	May 1, 2016

There were no funds that merged during the years ended December 31, 2016 and 2015.

Financial Statements

The preparation of financial statements on the basis of U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account's day-to-day operations and to the process of preparing its financial statements.  The more significant of those risks and uncertainties, as well as the Account's method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

Investments - The Account is exposed to risks that issuers of debt securities owned by the series-type mutual funds will default, or that interest rates will change and cause a decrease in the value of those investments.  The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on economic, issuer, and market conditions.  While such risks are borne by the contract holder, management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

Reinvestment of Dividends

Interest and dividend income and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund.
23

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes.  Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying funds.  Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

Investment Valuation

Investments in mutual fund shares are reported in the statement of net assets at fair value using the quoted net asset value (NAV) as provided by the mutual fund sponsors at the end of each trading day.  See Note 3 for additional fair value disclosures.

Security Transactions

The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.

Distributions Received

Income from dividends and capital gain distributions are recorded on the ex-dividend date.

Recently Issued Accounting Standards

All new accounting standards and updates of existing standards issued in 2016 and 2015 were considered by management and did not relate to accounting policies and procedures pertinent to the Account at this time or were not expected to have a material impact to the financial statements.

Subsequent Events

Subsequent events have been evaluated through April 25, 2017, the date that the financial statements have been issued.
24

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

2.  Cost of Purchases and Proceeds from Sales

The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31 were as follows:

2016:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Managed Tail Risk Fund II - P	$343	$488
Federated High Income Bond Fund II - P	547	817
Federated Government Money Fund II - S	32,599	33,425
MFS® Research Series - Initial Class Shares	937	967
MFS® Growth Series - Initial Class Shares	1,127	1,296
MFS® Total Return Series - Initial Class Shares	777	1,415
MFS® Total Return Bond Series - Initial Class Shares	1,027	1,124
MFS® Utilities Series - Initial Class Shares	1,761	3,129
MFS® Strategic Income Portfolio - Initial Class Shares	394	598
American Century VP Capital Appreciation Fund - Class I	808	777
American Century VP International Fund - Class I	947	837
American Century VP Value Fund - Class I	654	967
American Century VP Income & Growth Fund - Class I	220	227
American Century VP Ultra® Fund - Class I	123	162
American Century VP Mid Cap Value Fund - Class I	143	231
American Century VP Inflation Protection Fund - Class II	396	350
Dreyfus Appreciation Portfolio - Initial Shares	831	863
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	1,026	1,081
Dreyfus Stock Index Fund, Inc. - Initial Shares	2,302	2,585
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	121	142
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	145	272
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	737	759
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	545	651
Franklin Global Real Estate VIP Fund - Class 2	345	408
Franklin Small-Mid Cap Growth VIP Fund - Class 2	299	237
Templeton Developing Markets VIP Fund - Class 2	346	689
Templeton Foreign VIP Fund - Class 2	538	709
Calamos Growth and Income Portfolio	1,886	2,680
Invesco V.I. American Franchise Fund - Series I Shares	68	53
Invesco V.I. Technology Fund - Series I Shares	142	91
Invesco V.I. Core Equity Fund - Series I Shares	85	176
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	247	315
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	1,120	516
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	163	265
Fidelity® VIP Contrafund® Portfolio - Service Class 2	531	445
Fidelity® VIP Freedom Income Portfolio - Service Class 2	199	676
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	28	67
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	69	284
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	636	1,913
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	99	164
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	206	588
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	69	24
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	95	81
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	48	2
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	83	16
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	2,284	5,841
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	3,195	11,079
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	3,370	34,497
American Funds Global Bond Fund - Class 2 Shares	68	-
American Funds Global Growth Fund - Class 2 Shares	45	-
American Funds New World Fund® - Class 2 Shares	54	-
American Funds Growth-Income Fund - Class 2 Shares	83	-
American Funds Capital Income Builder® - Class 2 Shares	51	-
American Funds Asset Allocation Fund - Class 2 Shares	65	2
American Funds Managed Risk Growth Fund - Class P2 Shares	8,041	1,251
American Funds Managed Risk International Fund - Class P2 Shares	3,082	320
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	10,998	649
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	7,839	540
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	13,240	677
Total	$108,227	$118,418

25

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

2015:	Cost of Purchases	Proceeds from Sales
	( in thousands)

Federated Managed Tail Risk Fund II - P	$423	$467
Federated High Income Bond Fund II - P	985	1,057
Federated Government Money Fund II - S	24,072	25,168
MFS® Research Series - Initial Class Shares	917	894
MFS® Growth Series - Initial Class Shares	2,510	2,275
MFS® Total Return Series - Initial Class Shares	870	982
MFS® Total Return Bond Series - Initial Class Shares	1,137	11,821
MFS® Utilities Series - Initial Class Shares	4,419	3,423
MFS® Strategic Income Portfolio - Initial Class Shares	490	4,156
American Century VP Capital Appreciation Fund - Class I	1,441	1,112
American Century VP International Fund - Class I	999	6,097
American Century VP Value Fund - Class I	2,627	9,559
American Century VP Income & Growth Fund - Class I	289	208
American Century VP Ultra® Fund - Class I	457	1,047
American Century VP Mid Cap Value Fund - Class I	940	625
American Century VP Inflation Protection Fund - Class II	681	6,078
Dreyfus Appreciation Portfolio - Initial Shares	449	520
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	614	1,010
Dreyfus Stock Index Fund, Inc. - Initial Shares	3,298	10,407
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	394	180
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	1,020	642
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	1,188	3,071
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	1,188	3,549
Franklin Global Real Estate VIP Fund - Class 2	860	2,538
Franklin Small-Mid Cap Growth VIP Fund - Class 2	468	161
Templeton Developing Markets VIP Fund - Class 2	1,314	2,076
Templeton Foreign VIP Fund - Class 2	1,168	4,484
Calamos Growth and Income Portfolio	2,781	2,573
Invesco V.I. American Franchise Fund - Series I Shares	53	94
Invesco V.I. Technology Fund - Series I Shares	178	109
Invesco V.I. Core Equity Fund - Series I Shares	117	174
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 2)	225	2,971
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	1,451	956
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	152	323
Fidelity® VIP Contrafund® Portfolio - Service Class 2	857	2,702
Fidelity® VIP Freedom Income Portfolio - Service Class 2	4,702	648
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	80	128
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	109	98
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	3,489	1,317
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	109	60
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	412	114
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	153	10
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	173	28
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	34	2
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	55	20
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	8,902	1,837
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	26,274	4,228
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	33,947	13,837
Total	$139,471	$135,836

26

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

3.  Fair Value Measurement

Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. It is the Account's practice to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.

The Account categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. These levels are as follows:

Level 1 – Valuations are based upon quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from inputs that are observable or derived principally from or corroborated by observable market data.
Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Account's assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
As of December 31, 2016 and 2015, all assets measured at fair value on a recurring basis totaling $268,724,000 and $270,662,000, respectively, were Level 2 assets.  The Account did not have any transfers between Level 1, Level 2 or Level 3 during the years ended December 31, 2016 and 2015.
The NAV of the investments in mutual funds is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  The fair value of the underlying mutual funds or stocks is used to determine the NAV of the separate account, which is not publicly quoted.  The fair values of the underlying securities are based on quoted prices for similar assets or other valuation methods using market observable inputs, and are used to determine the NAV of the investments in mutual funds.  Sales of separate account assets may be at asset values less than NAV and certain redemption restrictions may apply.

4.   Expenses and Deductions

Century II Variable Annuity

During 2016, $200,000 (2015 - $163,000) was assessed in surrender charges.  Other fees and charges are primarily comprised of mortality and expense risk charges, administration fees and charges.  In 2016, other fees and charges totaled $5,086,000 (2015 - $5,379,000) and the largest component was the mortality and expense risk charge.  Contract charges are assessed based on the table below.

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Sales Load on Premium Payments	No fee assessed	$0
Maximum Surrender Charge	When surrender occurs, declining over time	Century II – 7% - 0% in contract year 8 Affinity – 8% - 0% in contract year 9
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 1.25% of the average daily net asset value of each subaccount
Asset-Based Administration Charge	Daily	Annual rate of 0.15%
Annual Administration Fee	Annually for contracts less than $50,000	$30 per contract year

27

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)
Century II Freedom Annuity

During 2016, $131,000 (2015 - $137,000) was assessed in other contract charges composed of mortality and expense risk charges and administration charge.  The largest component is the mortality and expense risk charge.  Contract charges are assessed based on the table below.

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Sales Load on Premium Payments	No fee assessed	$0
Maximum Surrender Charge	No fee assessed	$0
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 1.40% of the average daily net asset value of each subaccount
Asset-Based Administration Charge	Daily	Annual rate of 0.25%

28

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

The Mortality and Expense Risk Fees and other Administrative Charges for the year ended December 31 were as follows:

2016	Century II Variable Annuity	Century II Freedom Variable Annuity	Total Variable Annuity
	(in thousands)

Federated Managed Tail Risk Fund II - P	$41	$1	$42
Federated High Income Bond Fund II - P	54	8	62
Federated Government Money Fund II - S	30	3	33
MFS® Research Series - Initial Class Shares	86	1	87
MFS® Growth Series - Initial Class Shares	121	1	122
MFS® Total Return Series - Initial Class Shares	79	13	92
MFS® Total Return Bond Series - Initial Class Shares	61	6	67
MFS® Utilities Series - Initial Class Shares	173	11	184
MFS® Strategic Income Portfolio - Initial Class Shares	26	3	29
American Century VP Capital Appreciation Fund - Class I	57	1	58
American Century VP International Fund - Class I	79	1	80
American Century VP Value Fund - Class I	91	4	95
American Century VP Income & Growth Fund - Class I	19	1	20
American Century VP Ultra® Fund - Class I	11	-	11
American Century VP Mid Cap Value Fund - Class I	15	-	15
American Century VP Inflation Protection Fund - Class II	29	3	32
Dreyfus Appreciation Portfolio - Initial Shares	51	-	51
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	79	-	79
Dreyfus Stock Index Fund, Inc. - Initial Shares	202	10	212
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	11	-	11
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	20	1	21
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	49	3	52
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	48	3	51
Franklin Global Real Estate VIP Fund - Class 2	29	1	30
Franklin Small-Mid Cap Growth VIP Fund - Class 2	15	-	15
Templeton Developing Markets VIP Fund - Class 2	40	1	41
Templeton Foreign VIP Fund - Class 2	42	3	45
Calamos Growth and Income Portfolio	196	5	201
Invesco V.I. American Franchise Fund - Series I Shares	5	-	5
Invesco V.I. Technology Fund - Series I Shares	8	-	8
Invesco V.I. Core Equity Fund - Series I Shares	7	-	7
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	23	1	24
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	31	2	33
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	13	-	13
Fidelity® VIP Contrafund® Portfolio - Service Class 2	29	2	31
Fidelity® VIP Freedom Income Portfolio - Service Class 2	57	3	60
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	6	3	9
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	14	2	16
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	116	5	121
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	9	1	10
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	26	-	26
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	8	-	8
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	9	-	9
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	2	-	2
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	5	-	5
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	174	9	183
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	448	2	450
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	654	4	658
American Funds Global Bond Fund - Class 2 Shares	-	-	-
American Funds Global Growth Fund - Class 2 Shares	-	-	-
American Funds New World Fund® - Class 2 Shares	-	-	-
American Funds Growth-Income Fund - Class 2 Shares	-	-	-
American Funds Capital Income Builder® - Class 2 Shares	-	-	-
American Funds Asset Allocation Fund - Class 2 Shares	-	-	-
American Funds Managed Risk Growth Fund - Class P2 Shares	50	-	50
American Funds Managed Risk International Fund - Class P2 Shares	19	-	19
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	51	-	51
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	38	-	38
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	69	2	71

	$3,625	$120	$3,745

29

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

5.  Change in Units Outstanding
The changes in units outstanding for the year ended December 31 were as follows:

2016:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Managed Tail Risk Fund II - P	16	25	(9)
Federated High Income Bond Fund II - P	10	28	(18)
Federated Government Money Fund II - S	2,728	2,799	(71)
MFS® Research Series - Initial Class Shares	8	26	(18)
MFS® Growth Series - Initial Class Shares	16	31	(15)
MFS® Total Return Series - Initial Class Shares	12	42	(30)
MFS® Total Return Bond Series - Initial Class Shares	40	49	(9)
MFS® Utilities Series - Initial Class Shares	17	51	(34)
MFS® Strategic Income Portfolio - Initial Class Shares	17	29	(12)
American Century VP Capital Appreciation Fund - Class I	14	25	(11)
American Century VP International Fund - Class I	40	34	6
American Century VP Value Fund - Class I	31	50	(19)
American Century VP Income & Growth Fund - Class I	13	17	(4)
American Century VP Ultra® Fund - Class I	4	7	(3)
American Century VP Mid Cap Value Fund - Class I	3	10	(7)
American Century VP Inflation Protection Fund - Class II	26	24	2
Dreyfus Appreciation Portfolio - Initial Shares	9	33	(24)
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	29	48	(19)
Dreyfus Stock Index Fund, Inc. - Initial Shares	58	92	(34)
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	1	3	(2)
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	3	9	(6)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	14	23	(9)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	10	18	(8)
Franklin Global Real Estate VIP Fund - Class 2	15	18	(3)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	15	19	(4)
Templeton Developing Markets VIP Fund - Class 2	18	35	(17)
Templeton Foreign VIP Fund - Class 2	16	25	(9)
Calamos Growth and Income Portfolio	51	106	(55)
Invesco V.I. American Franchise Fund - Series I Shares	5	7	(2)
Invesco V.I. Technology Fund - Series I Shares	29	20	9
Invesco V.I. Core Equity Fund - Series I Shares	4	15	(11)
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	21	25	(4)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	19	28	(9)
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	6	9	(3)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	23	28	(5)
Fidelity® VIP Freedom Income Portfolio - Service Class 2	9	52	(43)
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	-	4	(4)
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	2	22	(20)
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	20	145	(125)
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	5	12	(7)
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	9	46	(37)
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	3	1	2
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	4	5	(1)
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	3	-	3
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	5	1	4
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	202	529	(327)
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	256	983	(727)
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	263	3,206	(2,943)
American Funds Global Bond Fund - Class 2 Shares	7	-	7
American Funds Global Growth Fund - Class 2 Shares	4	-	4
American Funds New World Fund® - Class 2 Shares	5	-	5
American Funds Growth-Income Fund - Class 2 Shares	8	-	8
American Funds Capital Income Builder® - Class 2 Shares	5	-	5
American Funds Asset Allocation Fund - Class 2 Shares	6	-	6
American Funds Managed Risk Growth Fund - Class P2 Shares	769	118	651
American Funds Managed Risk International Fund - Class P2 Shares	304	29	275
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	1,076	56	1,020
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	759	49	710
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	1,275	57	1,218

30

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

2015:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Managed Tail Risk Fund II	19	22	(3)
Federated High Income Bond Fund II	26	35	(9)
Federated Government Money Fund II - S	1,994	2,077	(83)
MFS® Research Series - Initial Class Shares	11	24	(13)
MFS® Growth Series - Initial Class Shares	55	58	(3)
MFS® Total Return Series - Initial Class Shares	13	29	(16)
MFS® Research Bond Series - Initial Class Shares	44	519	(475)
MFS® Utilities Series - Initial Class Shares	42	51	(9)
MFS® Strategic Income Portfolio - Initial Class Shares	19	207	(188)
American Century VP Capital Appreciation Fund - Class I	39	35	4
American Century VP International Fund - Class I	39	236	(197)
American Century VP Value Fund - Class I	144	557	(413)
American Century VP Income & Growth Fund - Class I	11	15	(4)
American Century VP Ultra® Fund - Class I	14	47	(33)
American Century VP Mid Cap Value Fund - Class I	44	30	14
American Century VP Inflation Protection Fund - Class II	41	449	(408)
Dreyfus Appreciation Portfolio - Initial Shares	7	19	(12)
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	25	42	(17)
Dreyfus Stock Index Fund, Inc. - Initial Shares	94	395	(301)
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	6	3	3
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	35	23	12
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	25	92	(67)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	29	108	(79)
Franklin Global Real Estate VIP Fund - Class 2	35	111	(76)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	17	11	6
Templeton Developing Markets VIP Fund - Class 2	42	97	(55)
Templeton Foreign VIP Fund - Class 2	33	140	(107)
Calamos Growth and Income Portfolio	76	99	(23)
Invesco V.I. American Franchise Fund - Series I Shares	7	12	(5)
Invesco V.I. Technology Fund - Series I Shares	28	23	5
Invesco V.I. Core Equity Fund - Series I Shares	4	15	(11)
Columbia Variable Portfolio - Mid-Cap Growth Opportunity Fund (Class 2)	19	254	(235)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	69	57	12
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	5	11	(6)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	31	172	(141)
Fidelity® VIP Freedom Income Portfolio - Service Class 2	382	50	332
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	5	10	(5)
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	6	6	-
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	256	94	162
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	7	3	4
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	29	7	22
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	10	-	10
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	11	1	10
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	2	-	2
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	3	1	2
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	749	152	597
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	2,148	339	1,809
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	2,748	1,103	1,645

31

Kansas City Life Variable A nnuity Separate Account
Notes to Financial Statements (continued)

6.  Financial Highlights
A summary of unit values and units outstanding for variable annuity contracts, net assets, investment income ratios, the expense ratios, and total return ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the periods or years in the five-year period ended December 31, 2016, follows:

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest			Total Return [d] Lowest to Highest

Federated Managed Tail Risk Fund II - P
2016	163	$11.840	to	$17.656	$2,861	1.76%	1.40%	to	1.65%	-5.78%	to	-5.53%
2015	172	$12.566	to	$18.689	$3,192	1.67%	1.40%	to	1.65%	-7.81%	to	-7.59%
2014	175	$13.630	to	$20.224	$3,517	1.72%	1.40%	to	1.65%	-2.58%	to	-2.34%
2013	184	$13.992	to	$20.710	$3,805	0.98%	1.40%	to	1.65%	14.55%	to	14.83%
2012	192	$12.215	to	$18.035	$3,448	0.55%	1.40%	to	1.65%	8.36%	to	8.63%

Federated High Income Bond Fund II - P
2016	151	$23.816	to	$29.758	$4,376	6.37%	1.40%	to	1.65%	12.94%	to	13.22%
2015	169	$21.088	to	$26.283	$4,318	5.68%	1.40%	to	1.65%	-4.17%	to	-3.93%
2014	178	$22.005	to	$27.357	$4,761	5.90%	1.40%	to	1.65%	1.01%	to	1.26%
2013	198	$21.784	to	$27.015	$5,225	6.60%	1.40%	to	1.65%	5.24%	to	5.50%
2012	196	$20.700	to	$25.607	$4,902	7.15%	1.40%	to	1.65%	12.81%	to	13.09%

Federated Government Money Fund II - S
2016	200	$9.339	to	$11.929	$2,345	0.00%	1.40%	to	1.65%	-1.64%	to	-1.39%
2015	271	$9.495	to	$12.097	$3,171	0.00%	1.40%	to	1.65%	-1.64%	to	-1.39%
2014	354	$9.653	to	$12.268	$4,267	0.00%	1.40%	to	1.65%	-1.63%	to	-1.39%
2013	389	$9.813	to	$12.441	$4,771	0.00%	1.40%	to	1.65%	-1.64%	to	-1.39%
2012	433	$9.977	to	$12.616	$5,408	0.00%	1.40%	to	1.65%	-1.65%	to	-1.40%

MFS® Research Series - Initial Class Shares
2016	180	$28.724	to	$34.924	$6,261	0.77%	1.40%	to	1.65%	6.96%	to	7.22%
2015	198	$26.856	to	$32.571	$6,434	0.73%	1.40%	to	1.65%	-0.85%	to	-0.60%
2014	211	$27.085	to	$32.767	$6,911	0.81%	1.40%	to	1.65%	8.40%	to	8.67%
2013	246	$24.986	to	$30.153	$7,396	0.33%	1.40%	to	1.65%	30.12%	to	30.45%
2012	283	$19.202	to	$23.115	$6,521	0.79%	1.40%	to	1.65%	15.34%	to	15.63%

MFS® Growth Series - Initial Class Shares
2016	223	$32.096	to	$38.183	$8,515	0.04%	1.40%	to	1.65%	0.77%	to	1.02%
2015	238	$31.852	to	$37.798	$8,985	0.15%	1.40%	to	1.65%	5.80%	to	6.06%
2014	241	$30.106	to	$35.637	$8,579	0.10%	1.40%	to	1.65%	7.16%	to	7.43%
2013	265	$28.094	to	$33.172	$8,785	0.24%	1.40%	to	1.65%	34.61%	to	34.95%
2012	289	$20.870	to	$24.581	$7,091	0.00%	1.40%	to	1.65%	15.46%	to	15.75%

MFS® Total Return Series - Initial Class Shares
2016	200	$20.194	to	$34.666	$6,372	2.84%	1.40%	to	1.65%	7.31%	to	7.58%
2015	230	$18.818	to	$32.224	$6,842	2.61%	1.40%	to	1.65%	-2.00%	to	-1.75%
2014	246	$19.203	to	$32.800	$7,431	1.91%	1.40%	to	1.65%	6.72%	to	6.99%
2013	275	$17.993	to	$30.657	$7,843	1.79%	1.40%	to	1.65%	17.10%	to	17.39%
2012	289	$15.366	to	$26.115	$7,058	2.76%	1.40%	to	1.65%	9.43%	to	9.70%

MFS® Total Return Bond Series - Initial Class Shares
2016	211	$15.371	to	$22.708	$4,642	3.41%	1.40%	to	1.65%	2.53%	to	2.79%
2015	220	$14.992	to	$22.092	$4,705	2.03%	1.40%	to	1.65%	-1.93%	to	-1.69%
2014	695	$15.287	to	$22.472	$15,432	2.83%	1.40%	to	1.65%	4.12%	to	4.37%
2013	796	$14.683	to	$21.530	$16,919	1.17%	1.40%	to	1.65%	-2.65%	to	-2.41%
2012	823	$15.083	to	$22.061	$17,885	2.73%	1.40%	to	1.65%	5.58%	to	5.85%

MFS® Utilities Series - Initial Class Shares
2016	210	$40.724	to	$61.073	$12,498	3.74%	1.40%	to	1.65%	9.65%	to	9.92%
2015	244	$37.141	to	$55.560	$13,202	4.17%	1.40%	to	1.65%	-15.92%	to	-15.71%
2014	253	$44.172	to	$65.913	$16,184	2.10%	1.40%	to	1.65%	10.89%	to	11.17%
2013	262	$39.835	to	$59.293	$15,219	2.31%	1.40%	to	1.65%	18.55%	to	18.84%
2012	297	$33.603	to	$49.892	$14,617	6.76%	1.40%	to	1.65%	11.62%	to	11.90%

MFS® Strategic Income Portfolio - Initial Class Shares
2016	99	$16.525	to	$20.375	$1,985	2.99%	1.40%	to	1.65%	6.47%	to	6.74%
2015	111	$15.521	to	$19.089	$2,084	3.78%	1.40%	to	1.65%	-3.46%	to	-3.22%
2014	299	$16.077	to	$19.724	$5,328	3.15%	1.40%	to	1.65%	1.58%	to	1.84%
2013	332	$15.827	to	$19.368	$6,379	11.24%	1.40%	to	1.65%	-0.16%	to	0.09%
2012	344	$15.852	to	$19.351	$6,599	5.86%	1.40%	to	1.65%	9.04%	to	9.32%

American Century VP Capital Appreciation Fund - Class I
2016	143	$28.716	to	$34.684	$4,115	0.00%	1.40%	to	1.65%	1.54%	to	1.79%
2015	154	$28.210	to	$34.158	$4,357	0.00%	1.40%	to	1.65%	0.26%	to	0.51%
2014	150	$28.066	to	$34.069	$4,224	0.00%	1.40%	to	1.65%	6.37%	to	6.64%
2013	159	$26.319	to	$32.028	$4,183	0.00%	1.40%	to	1.65%	28.78%	to	29.10%
2012	196	$20.386	to	$24.870	$4,005	0.00%	1.40%	to	1.65%	14.09%	to	14.38%
American Century VP International Fund - Class I
2016	256	$19.520	to	$22.052	$5,644	1.04%	1.40%	to	1.65%	-7.05%	to	-6.81%
2015	250	$21.000	to	$23.664	$5,914	0.52%	1.40%	to	1.65%	-0.89%	to	-0.64%
2014	447	$21.188	to	$23.817	$10,637	1.69%	1.40%	to	1.65%	-7.05%	to	-6.82%
2013	472	$22.796	to	$25.560	$12,055	1.73%	1.40%	to	1.65%	20.41%	to	20.71%
2012	560	$18.932	to	$21.175	$11,842	0.86%	1.40%	to	1.65%	19.17%	to	19.47%

32

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest			Total Return [d] Lowest to Highest

American Century VP Value Fund - Class I
2016	386	$18.753	to	$28.463	$7,317	1.74%	1.40%	to	1.65%	18.51%	to	18.81%
2015	405	$15.784	to	$24.018	$6,462	2.09%	1.40%	to	1.65%	-5.46%	to	-5.22%
2014	818	$16.654	to	$25.404	$13,724	1.54%	1.40%	to	1.65%	11.23%	to	11.51%
2013	950	$14.935	to	$22.839	$14,294	1.63%	1.40%	to	1.65%	29.57%	to	29.90%
2012	1,175	$11.498	to	$17.627	$13,600	1.89%	1.40%	to	1.65%	12.69%	to	12.97%

American Century VP Income & Growth Fund - Class I
2016	115	$12.611	to	$25.009	$1,491	2.38%	1.40%	to	1.65%	11.63%	to	11.91%
2015	119	$11.269	to	$22.404	$1,379	2.10%	1.40%	to	1.65%	-7.17%	to	-6.93%
2014	123	$12.108	to	$24.134	$1,537	2.03%	1.40%	to	1.65%	10.66%	to	10.94%
2013	136	$10.914	to	$21.808	$1,509	2.21%	1.40%	to	1.65%	33.60%	to	33.93%
2012	149	$8.149	to	$16.324	$1,232	2.07%	1.40%	to	1.65%	12.86%	to	13.14%

American Century VP Ultra® Fund - Class I
2016	36	$21.563	to	$22.310	$800	0.34%	1.40%	to	1.65%	2.74%	to	2.99%
2015	39	$20.988	to	$21.662	$840	0.62%	1.40%	to	1.65%	4.53%	to	4.79%
2014	72	$20.078	to	$20.671	$1,490	0.38%	1.40%	to	1.65%	8.20%	to	8.46%
2013	85	$18.557	to	$19.058	$1,621	0.55%	1.40%	to	1.65%	34.83%	to	35.17%
2012	111	$13.763	to	$14.099	$1,562	0.00%	1.40%	to	1.65%	12.05%	to	12.33%

American Century VP Mid Cap Value Fund - Class I
2016	48	$22.699	to	$23.313	$1,110	1.71%	1.40%	to	1.65%	20.84%	to	21.15%
2015	55	$18.784	to	$19.243	$1,051	1.59%	1.40%	to	1.65%	-3.04%	to	-2.81%
2014	41	$19.374	to	$19.798	$806	1.21%	1.40%	to	1.65%	14.52%	to	14.81%
2013	25	$16.918	to	$17.245	$434	1.20%	1.40%	to	1.65%	27.99%	to	28.31%
2012	28	$13.218	to	$13.441	$372	2.08%	1.40%	to	1.65%	14.41%	to	14.70%

American Century VP Inflation Protection Fund - Class II
2016	173	$12.774	to	$13.215	$2,276	1.81%	1.40%	to	1.65%	2.68%	to	2.94%
2015	171	$12.441	to	$12.838	$2,195	3.23%	1.40%	to	1.65%	-4.06%	to	-3.83%
2014	579	$12.968	to	$13.349	$7,717	1.27%	1.40%	to	1.65%	1.61%	to	1.86%
2013	671	$12.763	to	$13.105	$8,786	1.62%	1.40%	to	1.65%	-9.98%	to	-9.75%
2012	703	$14.177	to	$14.521	$10,199	2.45%	1.40%	to	1.65%	5.62%	to	5.88%

Dreyfus Appreciation Portfolio - Initial Shares
2016	140	$22.531	to	$25.058	$3,511	1.63%	1.40%	to	1.65%	6.14%	to	6.40%
2015	164	$21.228	to	$23.550	$3,871	1.70%	1.40%	to	1.65%	-4.07%	to	-3.82%
2014	176	$22.127	to	$24.486	$4,308	1.83%	1.40%	to	1.65%	6.32%	to	6.59%
2013	200	$20.812	to	$22.972	$4,600	1.91%	1.40%	to	1.65%	19.12%	to	19.42%
2012	240	$17.471	to	$19.237	$4,605	3.64%	1.40%	to	1.65%	8.61%	to	8.89%

Dreyfus Opportunistic Small Cap Portfolio - Initial Shares
2016	255	$21.375	to	$23.882	$6,093	0.00%	1.40%	to	1.65%	15.15%	to	15.44%
2015	274	$18.562	to	$20.687	$5,666	0.00%	1.40%	to	1.65%	-3.88%	to	-3.64%
2014	291	$19.311	to	$21.468	$6,254	0.00%	1.40%	to	1.65%	-0.07%	to	0.18%
2013	294	$19.324	to	$21.429	$6,309	0.00%	1.40%	to	1.65%	46.12%	to	46.48%
2012	323	$13.225	to	$14.629	$4,730	0.00%	1.40%	to	1.65%	18.58%	to	18.88%

Dreyfus Stock Index Fund, Inc. - Initial Shares
2016	558	$26.831	to	$27.756	$15,480	2.02%	1.40%	to	1.65%	9.88%	to	10.15%
2015	592	$24.419	to	$25.198	$14,901	1.76%	1.40%	to	1.65%	-0.55%	to	-0.30%
2014	893	$24.553	to	$25.273	$22,556	1.74%	1.40%	to	1.65%	11.57%	to	11.85%
2013	1,023	$22.007	to	$22.596	$23,107	1.82%	1.40%	to	1.65%	29.87%	to	30.19%
2012	1,193	$16.946	to	$17.356	$20,688	1.98%	1.40%	to	1.65%	13.83%	to	14.12%

The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares
2016	17	$24.716	to	$46.747	$768	1.32%	1.40%	to	1.65%	8.57%	to	8.84%
2015	19	$22.766	to	$42.951	$804	1.01%	1.40%	to	1.65%	-4.78%	to	-4.54%
2014	16	$23.908	to	$44.994	$731	1.06%	1.40%	to	1.65%	11.60%	to	11.87%
2013	17	$21.424	to	$40.218	$687	1.22%	1.40%	to	1.65%	32.15%	to	32.48%
2012	17	$16.212	to	$30.358	$517	0.78%	1.40%	to	1.65%	10.13%	to	10.41%

JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares
2016	52	$27.347	to	$28.798	$1,492	0.99%	1.40%	to	1.65%	9.12%	to	9.40%
2015	58	$25.061	to	$26.324	$1,533	1.06%	1.40%	to	1.65%	-0.79%	to	-0.54%
2014	46	$25.259	to	$26.467	$1,209	0.93%	1.40%	to	1.65%	12.04%	to	12.32%
2013	49	$22.545	to	$23.564	$1,148	1.45%	1.40%	to	1.65%	33.99%	to	34.32%
2012	67	$16.826	to	$17.543	$1,176	1.49%	1.40%	to	1.65%	15.71%	to	16.00%

JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares
2016	113	$34.176	to	$35.555	$4,024	0.54%	1.40%	to	1.65%	18.25%	to	18.54%
2015	122	$28.902	to	$29.994	$3,653	0.12%	1.40%	to	1.65%	-6.83%	to	-6.60%
2014	189	$31.021	to	$32.112	$6,067	0.14%	1.40%	to	1.65%	7.80%	to	8.07%
2013	190	$28.776	to	$29.714	$5,650	0.58%	1.40%	to	1.65%	39.97%	to	40.32%
2012	252	$20.559	to	$21.176	$5,329	0.21%	1.40%	to	1.65%	17.76%	to	18.05%

JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares
2016	106	$33.406	to	$34.565	$3,657	0.88%	1.40%	to	1.65%	12.82%	to	13.10%
2015	114	$29.611	to	$30.561	$3,490	0.76%	1.40%	to	1.65%	-4.25%	to	-4.01%
2014	193	$30.925	to	$31.838	$6,143	0.79%	1.40%	to	1.65%	13.22%	to	13.51%
2013	220	$27.313	to	$28.049	$6,166	1.07%	1.40%	to	1.65%	30.14%	to	30.46%
2012	295	$20.988	to	$21.500	$6,338	1.11%	1.40%	to	1.65%	18.40%	to	18.69%

33

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest			Total Return [d] Lowest to Highest

Franklin Global Real Estate VIP Fund - Class 2
2016	95	$18.782	to	$21.614	$2,055	1.19%	1.40%	to	1.65%	-1.11%	to	-0.86%
2015	98	$18.992	to	$21.801	$2,131	2.63%	1.40%	to	1.65%	-1.07%	to	-0.83%
2014	174	$19.198	to	$21.982	$3,816	0.45%	1.40%	to	1.65%	13.13%	to	13.41%
2013	213	$16.970	to	$19.383	$4,112	4.46%	1.40%	to	1.65%	0.64%	to	0.90%
2012	214	$16.861	to	$19.211	$4,111	0.00%	1.40%	to	1.65%	25.32%	to	25.63%

Franklin Small-Mid Cap Growth VIP Fund - Class 2
2016	88	$12.181	to	$26.429	$1,074	0.00%	1.40%	to	1.65%	2.47%	to	2.72%
2015	92	$11.858	to	$25.793	$1,093	0.00%	1.40%	to	1.65%	-4.25%	to	-4.01%
2014	86	$12.353	to	$26.938	$1,068	0.00%	1.40%	to	1.65%	5.71%	to	5.97%
2013	86	$11.657	to	$25.482	$1,006	0.00%	1.40%	to	1.65%	35.90%	to	36.24%
2012	92	$8.556	to	$18.751	$788	0.00%	1.40%	to	1.65%	9.03%	to	9.30%

Templeton Developing Markets VIP Fund - Class 2
2016	153	$19.154	to	$25.289	$2,952	0.82%	1.40%	to	1.65%	15.52%	to	15.80%
2015	170	$16.540	to	$21.891	$2,836	1.83%	1.40%	to	1.65%	-20.92%	to	-20.72%
2014	225	$20.862	to	$27.682	$4,710	1.49%	1.40%	to	1.65%	-9.89%	to	-9.67%
2013	224	$23.095	to	$30.720	$5,197	1.97%	1.40%	to	1.65%	-2.54%	to	-2.30%
2012	247	$23.638	to	$31.522	$5,866	1.42%	1.40%	to	1.65%	11.30%	to	11.58%

Templeton Foreign VIP Fund - Class 2
2016	115	$20.258	to	$28.647	$3,225	1.96%	1.40%	to	1.65%	5.42%	to	5.69%
2015	124	$19.216	to	$27.106	$3,289	2.39%	1.40%	to	1.65%	-8.02%	to	-7.79%
2014	231	$20.892	to	$29.397	$6,711	1.85%	1.40%	to	1.65%	-12.59%	to	-12.37%
2013	226	$23.900	to	$33.545	$7,492	2.37%	1.40%	to	1.65%	20.96%	to	21.26%
2012	281	$19.759	to	$27.664	$7,677	3.15%	1.40%	to	1.65%	16.29%	to	16.58%

Calamos Growth and Income Portfolio
2016	567	$21.196	to	$25.017	$14,148	2.39%	1.40%	to	1.65%	4.58%	to	4.84%
2015	622	$20.268	to	$23.862	$14,785	2.70%	1.40%	to	1.65%	-0.53%	to	-0.28%
2014	645	$20.377	to	$23.930	$15,391	0.98%	1.40%	to	1.65%	5.09%	to	5.36%
2013	693	$19.389	to	$22.713	$15,707	1.09%	1.40%	to	1.65%	14.49%	to	14.78%
2012	745	$16.935	to	$19.788	$14,689	2.02%	1.40%	to	1.65%	6.65%	to	6.91%

Invesco V.I. American Franchise Fund - Series I Shares
2016	52	$6.994	to	$20.687	$382	0.00%	1.40%	to	1.65%	0.59%	to	0.85%
2015	54	$6.935	to	$20.565	$392	0.00%	1.40%	to	1.65%	3.29%	to	3.55%
2014	59	$6.698	to	$19.910	$416	0.04%	1.40%	to	1.65%	6.66%	to	6.94%
2013	63	$6.263	to	$18.666	$396	0.41%	1.40%	to	1.65%	37.84%	to	38.19%
2012	78	$4.532	to	$13.541	$354	0.00%	1.40%	to	1.65%	10.72%	to	10.99%

Invesco V.I. Technology Fund - Series I Shares
2016	136	$4.283	to	$25.202	$591	0.00%	1.40%	to	1.65%	-2.38%	to	-2.15%
2015	127	$4.377	to	$25.816	$565	0.00%	1.40%	to	1.65%	5.07%	to	5.34%
2014	122	$4.155	to	$24.571	$516	0.00%	1.40%	to	1.65%	9.23%	to	9.49%
2013	109	$3.795	to	$22.494	$420	0.00%	1.40%	to	1.65%	23.10%	to	23.40%
2012	132	$3.075	to	$18.273	$412	0.00%	1.40%	to	1.65%	9.45%	to	9.72%

Invesco V.I. Core Equity Fund - Series I Shares
2016	41	$11.473	to	$22.990	$472	0.69%	1.40%	to	1.65%	8.46%	to	8.73%
2015	52	$-	to	$10.552	$547	1.10%	1.40%	to	1.65%	-7.08%	to	0.00%
2014	63	$11.356	to	$22.869	$713	0.83%	1.40%	to	1.65%	6.38%	to	6.65%
2013	86	$10.648	to	$21.498	$911	1.37%	1.40%	to	1.65%	27.13%	to	27.45%
2012	120	$8.355	to	$16.910	$1,002	0.99%	1.40%	to	1.65%	12.01%	to	12.29%

Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)
2016	150	$11.181	to	$25.803	$1,707	0.00%	1.40%	to	1.65%	0.36%	to	0.61%
2015	154	$11.113	to	$25.711	$1,740	0.00%	1.40%	to	1.65%	3.64%	to	3.90%
2014	389	$10.696	to	$24.808	$4,202	0.00%	1.40%	to	1.65%	5.39%	to	5.65%
2013	455	$10.124	to	$23.539	$4,652	0.00%	1.40%	to	1.65%	28.74%	to	29.06%
2012	581	$7.844	to	$18.284	$4,597	0.00%	1.40%	to	1.65%	9.38%	to	9.66%

Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)
2016	126	$19.221	to	$48.302	$2,502	0.00%	1.40%	to	1.65%	17.07%	to	17.36%
2015	135	$16.378	to	$41.260	$2,294	0.00%	1.40%	to	1.65%	8.02%	to	8.29%
2014	123	$15.125	to	$38.197	$1,930	0.00%	1.40%	to	1.65%	23.07%	to	23.38%
2013	137	$12.259	to	$31.037	$1,739	0.00%	1.40%	to	1.65%	23.43%	to	23.74%
2012	185	$9.907	to	$25.146	$1,881	0.00%	1.40%	to	1.65%	5.27%	to	5.53%

Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)
2016	32	$29.460	to	$30.482	$983	0.00%	1.40%	to	1.65%	11.80%	to	12.08%
2015	35	$26.350	to	$27.196	$964	0.00%	1.40%	to	1.65%	-4.89%	to	-4.65%
2014	41	$27.703	to	$28.521	$1,169	0.00%	1.40%	to	1.65%	4.05%	to	4.31%
2013	45	$26.624	to	$27.342	$1,226	0.00%	1.40%	to	1.65%	45.80%	to	46.16%
2012	64	$18.261	to	$18.706	$1,194	0.00%	1.40%	to	1.65%	15.78%	to	16.07%

Fidelity® VIP Contrafund® Portfolio - Service Class 2
2016	145	$15.422	to	$15.800	$2,288	0.62%	1.40%	to	1.65%	5.96%	to	6.23%
2015	150	$14.554	to	$14.873	$2,223	0.63%	1.40%	to	1.65%	-1.22%	to	-0.98%
2014	291	$14.734	to	$15.020	$4,369	0.73%	1.40%	to	1.65%	9.83%	to	10.10%
2013	326	$13.416	to	$13.642	$4,445	0.74%	1.40%	to	1.65%	28.81%	to	29.13%
2012	452	$10.415	to	$10.564	$4,769	1.01%	1.40%	to	1.65%	14.23%	to	14.52%

34

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest			Total Return [d] Lowest to Highest

Fidelity® VIP Freedom Income Portfolio - Service Class 2
2016	333	$11.720	to	$12.007	$3,999	1.16%	1.40%	to	1.65%	2.47%	to	2.72%
2015	376	$11.438	to	$11.689	$4,396	2.06%	1.40%	to	1.65%	-2.20%	to	-1.95%
2014	44	$11.695	to	$11.922	$526	1.13%	1.40%	to	1.65%	1.85%	to	2.10%
2013	65	$11.483	to	$11.676	$761	1.48%	1.40%	to	1.65%	3.49%	to	3.75%
2012	56	$11.096	to	$11.255	$634	1.09%	1.40%	to	1.65%	4.51%	to	4.77%

Fidelity® VIP Freedom 2010 Portfolio - Service Class 2
2016	49	$12.653	to	$12.963	$635	1.27%	1.40%	to	1.65%	3.50%	to	3.77%
2015	53	$12.225	to	$12.492	$665	1.49%	1.40%	to	1.65%	-2.15%	to	-1.92%
2014	58	$12.494	to	$12.736	$731	1.54%	1.40%	to	1.65%	2.50%	to	2.76%
2013	41	$12.189	to	$12.394	$504	1.58%	1.40%	to	1.65%	11.34%	to	11.62%
2012	50	$10.947	to	$11.103	$550	1.39%	1.40%	to	1.65%	9.75%	to	10.02%

Fidelity® VIP Freedom 2015 Portfolio - Service Class 2
2016	85	$12.648	to	$12.958	$1,101	1.21%	1.40%	to	1.65%	3.85%	to	4.11%
2015	105	$12.179	to	$12.446	$1,306	1.60%	1.40%	to	1.65%	-2.14%	to	-1.89%
2014	105	$12.445	to	$12.686	$1,330	1.31%	1.40%	to	1.65%	2.75%	to	3.00%
2013	115	$12.112	to	$12.316	$1,417	1.47%	1.40%	to	1.65%	12.24%	to	12.52%
2012	120	$10.792	to	$10.946	$1,317	1.46%	1.40%	to	1.65%	10.06%	to	10.34%

Fidelity® VIP Freedom 2020 Portfolio - Service Class 2
2016	639	$12.457	to	$12.762	$8,144	1.20%	1.40%	to	1.65%	4.07%	to	4.33%
2015	764	$11.970	to	$12.232	$9,343	1.69%	1.40%	to	1.65%	-2.09%	to	-1.85%
2014	602	$12.225	to	$12.462	$7,498	1.37%	1.40%	to	1.65%	2.88%	to	3.15%
2013	657	$11.883	to	$12.082	$7,933	1.53%	1.40%	to	1.65%	13.74%	to	14.03%
2012	709	$10.447	to	$10.596	$7,506	1.78%	1.40%	to	1.65%	11.21%	to	11.49%

Fidelity® VIP Freedom 2025 Portfolio - Service Class 2
2016	53	$12.957	to	$13.274	$701	1.21%	1.40%	to	1.65%	4.25%	to	4.51%
2015	60	$12.429	to	$12.701	$755	1.66%	1.40%	to	1.65%	-2.13%	to	-1.89%
2014	56	$12.699	to	$12.945	$726	1.67%	1.40%	to	1.65%	3.14%	to	3.40%
2013	43	$12.313	to	$12.520	$535	1.96%	1.40%	to	1.65%	17.76%	to	18.05%
2012	31	$10.456	to	$10.606	$329	1.49%	1.40%	to	1.65%	12.91%	to	13.19%

Fidelity® VIP Freedom 2030 Portfolio - Service Class 2
2016	141	$12.586	to	$12.895	$1,812	1.18%	1.40%	to	1.65%	4.63%	to	4.90%
2015	178	$12.029	to	$12.293	$2,193	1.51%	1.40%	to	1.65%	-2.16%	to	-1.91%
2014	156	$12.294	to	$12.532	$1,958	1.43%	1.40%	to	1.65%	3.03%	to	3.28%
2013	144	$11.933	to	$12.134	$1,743	1.54%	1.40%	to	1.65%	19.42%	to	19.72%
2012	138	$9.992	to	$10.135	$1,396	1.99%	1.40%	to	1.65%	13.29%	to	13.57%

Fidelity® VIP Freedom 2035 Portfolio - Service Class 2
2016	41	$14.919	to	$15.170	$618	1.17%	1.40%	to	1.65%	4.78%	to	5.04%
2015	39	$-	to	$14.442	$558	1.48%	1.40%	to	1.65%	-1.90%	to	0.00%
2014	29	$14.550	to	$14.721	$430	2.21%	1.40%	to	1.65%	2.94%	to	3.20%
2013	14	$14.135	to	$14.265	$194	1.58%	1.40%	to	1.65%	22.46%	to	22.77%
2012	12	$11.542	to	$11.620	$142	2.33%	1.40%	to	1.65%	14.69%	to	14.98%

Fidelity® VIP Freedom 2040 Portfolio - Service Class 2
2016	43	$14.992	to	$15.244	$658	1.13%	1.40%	to	1.65%	4.78%	to	5.04%
2015	44	$-	to	$14.512	$632	1.44%	1.40%	to	1.65%	-1.87%	to	0.00%
2014	34	$14.617	to	$14.789	$505	1.93%	1.40%	to	1.65%	2.98%	to	3.24%
2013	15	$14.194	to	$14.325	$209	1.72%	1.40%	to	1.65%	22.94%	to	23.25%
2012	5	$11.545	to	$11.622	$58	2.21%	1.40%	to	1.65%	14.73%	to	15.01%

Fidelity® VIP Freedom 2045 Portfolio - Service Class 2
2016	12	$15.081	to	$15.335	$183	1.23%	1.40%	to	1.65%	4.82%	to	5.08%
2015	9	$-	to	$14.594	$133	1.77%	1.40%	to	1.65%	-1.91%	to	0.00%
2014	7	$14.706	to	$14.878	$105	1.40%	1.40%	to	1.65%	2.97%	to	3.22%
2013	6	$14.282	to	$14.414	$90	1.44%	1.40%	to	1.65%	23.71%	to	24.02%
2012	8	$11.545	to	$11.623	$89	2.61%	1.40%	to	1.65%	15.09%	to	15.38%

Fidelity® VIP Freedom 2050 Portfolio - Service Class 2
2016	25	$15.108	to	$15.362	$383	1.36%	1.40%	to	1.65%	4.81%	to	5.08%
2015	21	$14.414	to	$14.619	$307	1.53%	1.40%	to	1.65%	-2.20%	to	-1.96%
2014	19	$14.739	to	$14.912	$281	1.43%	1.40%	to	1.65%	3.00%	to	3.26%
2013	15	$14.309	to	$14.441	$218	1.52%	1.40%	to	1.65%	24.07%	to	24.38%
2012	9	$11.534	to	$11.611	$109	2.13%	1.40%	to	1.65%	15.45%	to	15.74%

TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares[e]
2016	1,007	$10.748	to	$10.874	$10,947	1.20%	1.40%	to	1.65%	4.48%	to	4.75%
2015	1,334	$10.287	to	$10.381	$13,848	1.42%	1.40%	to	1.65%	-6.06%	to	-5.83%
2014	737	$10.950	to	$11.024	$8,124	1.03%	1.40%	to	1.65%	1.37%	to	1.63%
2013	649	$10.802	to	$10.847	$7,037	0.84%	1.40%	to	1.65%	6.16%	to	6.43%
2012	470	$10.175	to	$10.192	$4,789	0.06%	1.40%	to	1.65%	1.75%	to	1.92%

TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares[e]
2016	2,545	$10.949	to	$11.077	$28,191	1.39%	1.40%	to	1.65%	4.57%	to	4.83%
2015	3,272	$10.470	to	$10.567	$34,570	1.60%	1.40%	to	1.65%	-7.89%	to	-7.66%
2014	1,463	$11.367	to	$11.443	$16,740	1.07%	1.40%	to	1.65%	1.12%	to	1.38%
2013	1,207	$11.241	to	$11.288	$13,621	0.86%	1.40%	to	1.65%	10.55%	to	10.83%
2012	645	$10.168	to	$10.185	$6,571	0.13%	1.40%	to	1.65%	1.68%	to	1.85%

35

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest			Total Return [d] Lowest to Highest

TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares[e]
2016	2,837	$10.691	to	$10.816	$30,688	1.33%	1.40%	to	1.65%	3.85%	to	4.10%
2015	5,780	$10.295	to	$10.390	$60,048	1.60%	1.40%	to	1.65%	-10.64%	to	-10.41%
2014	4,135	$11.520	to	$11.597	$47,953	0.98%	1.40%	to	1.65%	-0.34%	to	-0.10%
2013	2,686	$11.560	to	$11.609	$31,176	1.06%	1.40%	to	1.65%	14.06%	to	14.34%
2012	1,234	$10.135	to	$10.152	$12,524	0.08%	1.40%	to	1.65%	1.35%	to	1.52%

American Funds Global Bond Fund - Class 2[f]
2016	7	$9.499	to	$9.515	$63	1.44%	1.40%	to	1.65%	-5.01%	to	-4.85%

American Funds Global Growth Fund - Class 2[f]
2016	4	$10.258	to	$10.275	$45	4.70%	1.40%	to	1.65%	2.58%	to	2.75%

American Funds New World Fund - Class 2[f]
2016	5	$10.290	to	$10.307	$52	1.99%	1.40%	to	1.65%	2.90%	to	3.07%

American Funds Growth-Income Fund - Class 2[f]
2016	8	$10.756	to	$10.774	$85	3.19%	1.40%	to	1.65%	7.56%	to	7.74%

American Funds Capital Income Builder - Class 2[f]
2016	5	$9.898	to	$9.915	$49	4.49%	1.40%	to	1.65%	-1.02%	to	-0.85%

American Funds Asset Allocation Fund - Class 2[f]
2016	6	$10.533	to	$10.551	$63	3.35%	1.40%	to	1.65%	5.33%	to	5.51%

American Funds Managed Risk Growth Fund - Class P2[f]
2016	651	$10.348	to	$10.365	$6,750	0.19%	1.40%	to	1.65%	3.48%	to	3.65%

American Funds Managed Risk International Fund - Class P2[f]
2016	275	$9.765	to	$9.782	$2,686	1.11%	1.40%	to	1.65%	-2.35%	to	-2.18%

American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2[f]
2016	1,020	$10.503	to	$10.520	$10,729	2.09%	1.40%	to	1.65%	5.03%	to	5.20%

American Funds Managed Risk Growth-Income Fund - Class P2[f]
2016	710	$10.381	to	$10.398	$7,384	1.49%	1.40%	to	1.65%	3.81%	to	3.98%

American Funds Managed Risk Asset Allocation Fund - Class P2[f]
2016	1,218	$10.450	to	$10.467	$12,746	1.43%	1.40%	to	1.65%	4.50%	to	4.67%

[a] The lowest to highest unit fair values disclosed herein may or may not have units invested in the respective products as of year end.

[b] The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. This ratio has been annualized for partial years.

[c] These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[d] These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented. The ratio has not been annualized for partial years.

[e] This portfolio was added effective May 1, 2012.

[f] This portfolio was added effective May 1, 2016.

36

Report of Independent Registered Public Accounting Firm

The Contract Owners
Kansas City Life Variable Annuity Separate Account
and
The Board of Directors and Stockholders
Kansas City Life Insurance Company:

We have audited the accompanying statement of net assets of Kansas City Life Variable Annuity Separate Account (the Account), including individual subaccounts as listed in note 1 to the financial statements, as of December 31 2016, and the related statement of operations and changes in net assets and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the fund companies or their transfer agents.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Kansas City Life Variable Annuity Separate Account as of December 31, 2016, the results of their operations and changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ BKD, LLP

Kansas City, Missouri
April 25, 2017
37

The following financial statements are incorporated by reference into this Statement of Additional Information from Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 26, 2016 (File No. 033-89984):
For Kansas City Life Insurance Company
•	Report of the Independent Registered Public Accounting Firm. - KPMG LLP;
•	Consolidated balance sheet as of December 31, 2015 and 2014; and
•	Related consolidated statements of comprehensive income, stockholders' equity and cash flows for each of the years in the three year period ended December 31, 2015.
For the Variable Account
•	Report of the Independent Registered Public Accounting Firm. - KPMG LLP;
•	Statement of net assets as of December 31, 2015; and
•	Related statement of operations for the period or year ended December 31, 2015, statements of changes in net assets for each of the periods or years in the two year period ended December 31, 2015, and financial highlights for each of the periods or years in the five year period ended December 31, 2015.